UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1796

Fidelity Destiny Portfolios
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2013

Item 1. Reports to Stockholders

Fidelity Advisor®

Diversified Stock Fund -

Class A, Class T, Class B and Class C

Annual Report

September 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	15.67%	11.89%	6.92%
Class T (incl. 3.50% sales charge) A	17.84%	11.94%	6.83%
Class B (incl. contingent deferred sales charge) B	16.52%	11.93%	6.89%
Class C (incl. contingent deferred sales charge) C	20.52%	12.18%	6.77%

A Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class A on September 30, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Diversified Stock Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 22.73%, 22.11%, 21.52% and 21.52%, respectively (excluding sales charges), outpacing the benchmark S&P 500®. Very strong stock selection was the biggest factor behind the fund's relative outperformance, most notably in financials and health care and, to a lesser extent, consumer staples. In contrast, weak positioning in consumer discretionary and industrials and a modest cash position in a strong market slightly tempered results. On an individual security basis, mortgage insurer Radian Group was, by far, the fund's top relative contributor - its shares more than tripled during the reporting period. Another boost came from my allocation to managed health care stocks, including Aetna, UnitedHealth Group and WellPoint, as I sought to take advantage of what I saw as a resilient but undervalued industry, in light of investors' concerns about the financial impact of new federal health care regulations. By the late summer and early fall, the stocks had gained to the point that they no longer struck me as so attractively priced, and I began trimming the fund's industry exposure, including selling WellPoint outright. In contrast, the fund's biggest individual detractor was Broadcom, a semiconductor maker whose shares plummeted in July after the company announced a disappointing revenue forecast. Another notable detractor was IBM, which faced a headwind as investors became skeptical about the sustainability of the company's earnings. At period end, the fund continued to own both stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013) for Class O, Class A, Class T, Class B, Class C and Institutional Class and for the entire period (August 13, 2013 to September 30, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class O	.51%
Actual		$ 1,000.00	$ 1,114.80	$ 2.70 C
HypotheticalA		$ 1,000.00	$ 1,022.51	$ 2.59 D
Class A	.81%
Actual		$ 1,000.00	$ 1,113.80	$ 4.29 C
HypotheticalA		$ 1,000.00	$ 1,021.01	$ 4.10 D
Class T	1.28%
Actual		$ 1,000.00	$ 1,110.50	$ 6.77 C
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.48 D
Class B	1.77%
Actual		$ 1,000.00	$ 1,108.00	$ 9.35 C
HypotheticalA		$ 1,000.00	$ 1,016.19	$ 8.95 D
Class C	1.77%
Actual		$ 1,000.00	$ 1,107.60	$ 9.35 C
HypotheticalA		$ 1,000.00	$ 1,016.19	$ 8.95 D
Institutional Class	.70%
Actual		$ 1,000.00	$ 1,113.60	$ 3.71 C
HypotheticalA		$ 1,000.00	$ 1,021.56	$ 3.55 D
	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class Z	.52%
Actual		$ 1,000.00	$ 1,005.60	$ .70 C
Hypothetical A		$ 1,000.00	$ 1,022.46	$ 2.64 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) for Class O, Class A, Class T, Class B, Class C and Institutional Class and multiplied by 49/365 (to reflect the period August 13, 2013 to September 30, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.5	3.6
JPMorgan Chase & Co.	3.1	3.3
Wells Fargo & Co.	2.8	2.8
IBM Corp.	2.7	2.9
Cisco Systems, Inc.	2.3	2.2
General Electric Co.	2.1	2.2
Microsoft Corp.	1.9	0.0
Chevron Corp.	1.9	1.8
Google, Inc. Class A	1.9	2.2
MetLife, Inc.	1.6	1.6
	23.8
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.0	23.3
Financials	17.3	18.3
Energy	14.4	13.9
Health Care	11.9	12.4
Consumer Staples	10.1	9.9
Asset Allocation (% of fund's net assets)
As of September 30, 2013*		As of March 31, 2013**
	Stocks 95.2%		Stocks 95.8%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Other 0.5%		Other 0.5%
	Short-Term Investments and Net Other Assets (Liabilities) 4.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.6%
* Foreign investments	10.4%	** Foreign investments	9.3%

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value
CONSUMER DISCRETIONARY - 7.4%
Automobiles - 0.1%
Ford Motor Co.	150,000	$ 2,530,500
Diversified Consumer Services - 0.5%
Apollo Group, Inc. Class A (non-vtg.) (a)	125,000	2,601,250
Strayer Education, Inc.	75,000	3,114,000
Weight Watchers International, Inc. (d)	100,000	3,737,000
		9,452,250
Hotels, Restaurants & Leisure - 2.1%
McDonald's Corp.	200,000	19,242,000
Texas Roadhouse, Inc. Class A	175,000	4,599,000
Yum! Brands, Inc.	275,000	19,632,250
		43,473,250
Leisure Equipment & Products - 0.5%
New Academy Holding Co. LLC unit (a)(f)(g)	60,000	10,523,400
Media - 1.9%
Comcast Corp. Class A (special) (non-vtg.)	725,000	31,443,250
Smiles SA	200,000	2,605,243
Time Warner, Inc.	75,000	4,935,750
		38,984,243
Multiline Retail - 1.4%
Kohl's Corp.	150,000	7,762,500
Target Corp.	350,000	22,393,000
		30,155,500
Specialty Retail - 0.4%
Abercrombie & Fitch Co. Class A	75,000	2,652,750
Citi Trends, Inc. (a)	36,550	638,894
Staples, Inc.	325,000	4,761,250
		8,052,894
Textiles, Apparel & Luxury Goods - 0.5%
Arezzo Industria e Comercio SA	192,100	3,396,832
Coach, Inc.	137,500	7,497,875
		10,894,707
TOTAL CONSUMER DISCRETIONARY		154,066,744
CONSUMER STAPLES - 10.1%
Beverages - 2.6%
Molson Coors Brewing Co. Class B	250,000	12,532,500
PepsiCo, Inc.	270,000	21,465,000
The Coca-Cola Co.	500,000	18,940,000
		52,937,500
Food & Staples Retailing - 2.7%
CVS Caremark Corp.	350,000	19,862,500
Kroger Co.	300,000	12,102,000
Walgreen Co.	425,000	22,865,000
		54,829,500

	Shares	Value
Food Products - 0.7%
Kellogg Co.	225,000	$ 13,214,250
Mead Johnson Nutrition Co. Class A	25,000	1,856,500
		15,070,750
Household Products - 2.0%
Energizer Holdings, Inc.	100,000	9,115,000
Procter & Gamble Co.	425,000	32,125,750
		41,240,750
Tobacco - 2.1%
British American Tobacco PLC sponsored ADR	150,000	15,772,500
Lorillard, Inc.	350,000	15,673,000
Philip Morris International, Inc.	150,000	12,988,500
		44,434,000
TOTAL CONSUMER STAPLES		208,512,500
ENERGY - 13.8%
Energy Equipment & Services - 3.3%
Halliburton Co.	137,403	6,615,954
Helmerich & Payne, Inc.	125,000	8,618,750
McDermott International, Inc. (a)	250,000	1,857,500
National Oilwell Varco, Inc.	237,500	18,551,125
Noble Corp.	225,000	8,498,250
Schlumberger Ltd.	225,000	19,881,000
Trinidad Drilling Ltd. (d)	400,000	3,863,890
		67,886,469
Oil, Gas & Consumable Fuels - 10.5%
Amyris, Inc. (a)(d)	1,000,000	2,310,000
Apache Corp.	255,000	21,710,700
Canadian Natural Resources Ltd.	650,000	20,426,678
Chevron Corp.	325,000	39,487,500
Clean Energy Fuels Corp. (a)(d)	275,000	3,514,500
ConocoPhillips Co.	75,000	5,213,250
CONSOL Energy, Inc.	350,000	11,777,500
Exxon Mobil Corp.	225,000	19,359,000
HollyFrontier Corp.	87,500	3,684,625
Occidental Petroleum Corp.	250,000	23,385,000
Peabody Energy Corp.	400,000	6,900,000
Royal Dutch Shell PLC Class A sponsored ADR	225,000	14,778,000
Scorpio Tankers, Inc.	234,900	2,292,624
Suncor Energy, Inc.	700,000	25,028,882
The Williams Companies, Inc.	525,000	19,089,000
		218,957,259
TOTAL ENERGY		286,843,728
FINANCIALS - 17.3%
Capital Markets - 3.2%
Ashmore Group PLC	950,000	6,002,638
KKR & Co. LP	475,000	9,775,500
LPL Financial	100,000	3,831,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	950,000	$ 25,602,500
The Blackstone Group LP	850,000	21,156,500
		66,368,138
Commercial Banks - 3.8%
CIT Group, Inc. (a)	250,000	12,192,500
Standard Chartered PLC (United Kingdom)	225,000	5,394,580
U.S. Bancorp	100,000	3,658,000
Wells Fargo & Co.	1,400,000	57,848,000
		79,093,080
Diversified Financial Services - 5.7%
Bank of America Corp.	950,000	13,110,000
Citigroup, Inc.	250,000	12,127,500
JPMorgan Chase & Co.	1,250,000	64,612,500
KKR Financial Holdings LLC	2,250,000	23,242,500
KKR Renaissance Co-Invest LP unit (g)	50,000	5,000,000
		118,092,500
Insurance - 3.0%
Genworth Financial, Inc. Class A (a)	300,000	3,837,000
MetLife, Inc.	725,000	34,038,750
Prudential Financial, Inc.	200,000	15,596,000
The Chubb Corp.	50,000	4,463,000
The Travelers Companies, Inc.	50,000	4,238,500
		62,173,250
Real Estate Investment Trusts - 0.2%
American Capital Agency Corp.	250,000	5,642,500
Thrifts & Mortgage Finance - 1.4%
Radian Group, Inc. (d)	2,050,015	28,556,709
TOTAL FINANCIALS		359,926,177
HEALTH CARE - 11.9%
Biotechnology - 1.9%
Achillion Pharmaceuticals, Inc. (a)	150,000	453,000
Alnylam Pharmaceuticals, Inc. (a)	45,000	2,880,450
Amgen, Inc.	187,500	20,988,750
Dynavax Technologies Corp. (a)	950,000	1,140,000
Genmab A/S (a)	3,300	135,278
Gentium SpA sponsored ADR (a)	350,000	9,495,500
MEI Pharma, Inc. (a)	326,756	3,705,413
		38,798,391
Health Care Equipment & Supplies - 1.1%
Align Technology, Inc. (a)	200,000	9,624,000
Haemonetics Corp. (a)	100,000	3,988,000
Hologic, Inc. (a)	246,700	5,094,355
NxStage Medical, Inc. (a)	250,000	3,290,000
		21,996,355
Health Care Providers & Services - 4.4%
Aetna, Inc.	137,500	8,802,750

	Shares	Value
Cardinal Health, Inc.	100,000	$ 5,215,000
Catamaran Corp. (a)	130,000	5,972,137
Express Scripts Holding Co. (a)	150,000	9,267,000
HCA Holdings, Inc.	250,000	10,687,500
Humana, Inc.	25,000	2,333,250
Laboratory Corp. of America Holdings (a)	62,500	6,196,250
McKesson Corp.	95,000	12,188,500
MEDNAX, Inc. (a)	50,000	5,020,000
MWI Veterinary Supply, Inc. (a)	24,800	3,704,128
Qualicorp SA (a)	300,000	2,741,055
Quest Diagnostics, Inc.	35,000	2,162,650
UnitedHealth Group, Inc.	250,000	17,902,500
		92,192,720
Health Care Technology - 0.7%
Allscripts Healthcare Solutions, Inc. (a)	325,000	4,832,750
HMS Holdings Corp. (a)	100,000	2,151,000
MedAssets, Inc. (a)	325,000	8,261,500
		15,245,250
Life Sciences Tools & Services - 0.4%
QIAGEN NV (a)(d)	350,000	7,490,000
Pharmaceuticals - 3.4%
Auxilium Pharmaceuticals, Inc. (a)	90,000	1,640,700
Endo Health Solutions, Inc. (a)	75,000	3,408,000
Jazz Pharmaceuticals PLC (a)	40,000	3,678,800
Merck & Co., Inc.	675,000	32,136,750
Teva Pharmaceutical Industries Ltd. sponsored ADR	200,000	7,556,000
ViroPharma, Inc. (a)	175,000	6,877,500
Warner Chilcott PLC	550,000	12,567,500
XenoPort, Inc. (a)	450,000	2,556,000
		70,421,250
TOTAL HEALTH CARE		246,143,966
INDUSTRIALS - 7.7%
Aerospace & Defense - 1.0%
United Technologies Corp.	200,000	21,564,000
Air Freight & Logistics - 1.4%
C.H. Robinson Worldwide, Inc.	200,000	11,912,000
Expeditors International of Washington, Inc.	75,000	3,304,500
United Parcel Service, Inc. Class B	150,000	13,705,500
		28,922,000
Electrical Equipment - 0.8%
AMETEK, Inc.	112,500	5,177,250
Babcock & Wilcox Co.	150,000	5,058,000
Roper Industries, Inc.	45,000	5,979,150
		16,214,400
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 2.3%
Danaher Corp.	50,000	$ 3,466,000
General Electric Co.	1,850,000	44,196,500
		47,662,500
Machinery - 0.4%
Stanley Black & Decker, Inc.	100,000	9,057,000
Professional Services - 1.0%
Acacia Research Corp.	640,100	14,760,706
Towers Watson & Co.	50,000	5,348,000
		20,108,706
Road & Rail - 0.5%
CSX Corp.	425,000	10,939,500
Trading Companies & Distributors - 0.3%
United Rentals, Inc. (a)	100,000	5,829,000
TOTAL INDUSTRIALS		160,297,106
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 4.2%
Brocade Communications Systems, Inc. (a)	675,000	5,433,750
Cisco Systems, Inc.	2,075,000	48,596,500
Juniper Networks, Inc. (a)	275,000	5,461,500
Nokia Corp. sponsored ADR (a)	1,000,000	6,510,000
QUALCOMM, Inc.	325,000	21,892,000
		87,893,750
Computers & Peripherals - 3.6%
Apple, Inc.	155,000	73,896,250
Fusion-io, Inc. (a)(d)	116,900	1,565,291
		75,461,541
Electronic Equipment & Components - 0.1%
Fabrinet (a)	175,000	2,947,000
Internet Software & Services - 2.3%
Google, Inc. Class A (a)	45,000	39,415,950
VeriSign, Inc. (a)	150,000	7,633,500
		47,049,450
IT Services - 8.4%
Cognizant Technology Solutions Corp. Class A (a)	300,000	24,636,000
Fidelity National Information Services, Inc.	125,000	5,805,000
IBM Corp.	300,000	55,554,000
MasterCard, Inc. Class A	42,500	28,593,150
Paychex, Inc.	800,000	32,512,000
The Western Union Co.	300,000	5,598,000
Visa, Inc. Class A	110,000	21,021,000
		173,719,150

	Shares	Value
Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc.	900,000	$ 15,786,000
Broadcom Corp. Class A	625,000	16,256,250
Samsung Electronics Co. Ltd.	5,000	6,360,918
		38,403,168
Software - 3.5%
Concur Technologies, Inc. (a)	35,000	3,867,500
Electronic Arts, Inc. (a)	150,000	3,832,500
Microsoft Corp.	1,200,000	39,972,000
Nuance Communications, Inc. (a)	500,000	9,347,500
Oracle Corp.	200,000	6,634,000
ServiceNow, Inc. (a)	45,000	2,337,750
VMware, Inc. Class A (a)	75,000	6,067,500
		72,058,750
TOTAL INFORMATION TECHNOLOGY		497,532,809
MATERIALS - 1.1%
Chemicals - 0.2%
Tronox Ltd. Class A	175,000	4,282,250
Metals & Mining - 0.8%
Century Aluminum Co. (a)	300,000	2,415,000
Freeport-McMoRan Copper & Gold, Inc.	325,000	10,751,000
Walter Energy, Inc. (d)	225,000	3,156,750
		16,322,750
Paper & Forest Products - 0.1%
West Fraser Timber Co. Ltd.	37,500	3,374,472
TOTAL MATERIALS		23,979,472
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	450,000	20,997,000
UTILITIES - 0.3%
Electric Utilities - 0.3%
PPL Corp.	200,000	6,076,000
TOTAL COMMON STOCKS (Cost $1,670,378,156)		1,964,375,502
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Leisure Equipment & Products - 0.0%
NJOY, Inc. Series C (g)	65,160	526,493
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 0.6%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Volkswagen AG	55,005	$ 12,966,555
TOTAL PREFERRED STOCKS (Cost $10,384,534)		13,493,048
Convertible Bonds - 0.1%
	Principal Amount
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (Cost $2,000,000)	$ 2,000,000	1,400,800
Other - 0.5%
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
EQTY ER Holdings, LLC 12% 1/28/18 (a)(e)(g)(h)	6,666,667	6,666,667
	Shares
EQTY ER Holdings, LLC (a)(e)(g)(h)	3,333,333	3,333,333
TOTAL OTHER (Cost $10,000,000)		10,000,000
Money Market Funds - 5.7%

Fidelity Cash Central Fund, 0.10% (b)	91,029,067	91,029,067
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	27,309,625	27,309,625
TOTAL MONEY MARKET FUNDS (Cost $118,338,692)		118,338,692
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,811,101,382)		2,107,608,042
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(30,479,110)
NET ASSETS - 100%		$ 2,077,128,932
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $26,049,893 or 1.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
EQTY ER Holdings, LLC 12% 1/28/18	1/29/13	$ 6,666,667
EQTY ER Holdings, LLC	1/29/13	$ 3,333,333
KKR Renaissance Co-Invest LP unit	7/25/13	$ 5,275,000
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
NJOY, Inc. Series C	6/7/13	$ 526,688
(h) Investments represent a non-operating interest in oil and gas wells through an entity owned by the fund that is treated as a corporation for U.S. tax purposes.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 91,037
Fidelity Securities Lending Cash Central Fund	802,412
Total	$ 893,449
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
EQTY ER Holdings, LLC 12% 1/28/18	$ -	$ 6,666,667	$ -	$ -	$ 6,666,667
EQTY ER Holdings, LLC	-	3,333,333	-	-	3,333,333
Total	$ -	$ 10,000,000	$ -	$ -	$ 10,000,000
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 167,559,792	$ 156,509,899	$ -	$ 11,049,893
Consumer Staples	208,512,500	208,512,500	-	-
Energy	286,843,728	286,843,728	-	-
Financials	359,926,177	354,926,177	-	5,000,000
Health Care	246,143,966	246,143,966	-	-
Industrials	160,297,106	160,297,106	-	-
Information Technology	497,532,809	497,532,809	-	-
Materials	23,979,472	23,979,472	-	-
Telecommunication Services	20,997,000	20,997,000	-	-
Utilities	6,076,000	6,076,000	-	-
Corporate Bonds	1,400,800	-	1,400,800	-
Other/Energy	10,000,000	-	-	10,000,000
Money Market Funds	118,338,692	118,338,692	-	-
Total Investments in Securities:	$ 2,107,608,042	$ 2,080,157,349	$ 1,400,800	$ 26,049,893
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 7,296,000
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	2,952,205
Cost of Purchases	15,801,688
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 26,049,893
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2013	$ 2,952,205

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in the Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.6%
Canada	2.8%
United Kingdom	2.0%
Curacao	1.0%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $26,402,491) - See accompanying schedule: Unaffiliated issuers (cost $1,682,762,690)	$ 1,979,269,350
Fidelity Central Funds (cost $118,338,692)	118,338,692
Other affiliated issuers (cost $10,000,000)	10,000,000
Total Investments (cost $1,811,101,382)		$ 2,107,608,042
Cash		2
Receivable for investments sold		808,279
Receivable for fund shares sold		335,056
Dividends receivable		2,293,348
Interest receivable		5,667
Distributions receivable from Fidelity Central Funds		38,970
Other receivables		71,158
Total assets		2,111,160,522

Liabilities
Payable for investments purchased	$ 4,830,925
Payable for fund shares redeemed	786,247
Accrued management fee	735,054
Distribution and service plan fees payable	51,294
Other affiliated payables	193,033
Other payables and accrued expenses	125,412
Collateral on securities loaned, at value	27,309,625
Total liabilities		34,031,590

Net Assets		$ 2,077,128,932
Net Assets consist of:
Paid in capital		$ 1,882,042,163
Undistributed net investment income		16,656,447
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(118,078,017)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		296,508,339
Net Assets		$ 2,077,128,932

Statement of Assets and Liabilities - continued

September 30, 2013

Class O: Net Asset Value, offering price and redemption price per share ($1,622,352,524 ÷ 76,627,042 shares)	$ 21.17

Class A: Net Asset Value and redemption price per share ($153,940,478 ÷ 7,420,099 shares)	$ 20.75

Maximum offering price per share (100/94.25 of $20.75)	$ 22.02
Class T: Net Asset Value and redemption price per share ($22,902,784 ÷ 1,111,139 shares)	$ 20.61

Maximum offering price per share (100/96.50 of $20.61)	$ 21.36
Class B: Net Asset Value and offering price per share ($704,808 ÷ 34,534 shares)A	$ 20.41

Class C: Net Asset Value and offering price per share ($11,119,299 ÷ 548,189 shares)A	$ 20.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($266,008,463 ÷ 12,337,120 shares)	$ 21.56

Class Z: Net Asset Value, offering price and redemption price per share ($100,576 ÷ 4,664 shares)	$ 21.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 42,073,614
Interest		60,095
Income from Fidelity Central Funds		893,449
Total income		43,027,158

Expenses
Management fee	$ 8,387,064
Transfer agent fees	1,406,040
Distribution and service plan fees	515,358
Accounting and security lending fees	606,580
Custodian fees and expenses	46,454
Independent trustees' compensation	11,861
Appreciation in deferred trustee compensation account	632
Registration fees	111,420
Audit	71,275
Legal	8,446
Interest	682
Miscellaneous	18,067
Total expenses before reductions	11,183,879
Expense reductions	(261,270)	10,922,609
Net investment income (loss)		32,104,549
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	249,941,754
Foreign currency transactions	(104,482)
Total net realized gain (loss)		249,837,272
Change in net unrealized appreciation (depreciation) on: Investment securities	128,813,069
Assets and liabilities in foreign currencies	11,313
Total change in net unrealized appreciation (depreciation)		128,824,382
Net gain (loss)		378,661,654
Net increase (decrease) in net assets resulting from operations		$ 410,766,203

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,104,549	$ 26,491,637
Net realized gain (loss)	249,837,272	125,558,201
Change in net unrealized appreciation (depreciation)	128,824,382	351,152,681
Net increase (decrease) in net assets resulting from operations	410,766,203	503,202,519
Distributions to shareholders from net investment income	(30,079,689)	(22,240,429)
Distributions to shareholders from net realized gain	(3,173,961)	(3,331,363)
Total distributions	(33,253,650)	(25,571,792)
Share transactions - net increase (decrease)	(187,539,711)	(152,296,988)
Total increase (decrease) in net assets	189,972,842	325,333,739

Net Assets
Beginning of period	1,887,156,090	1,561,822,351
End of period (including undistributed net investment income of $16,656,447 and undistributed net investment income of $18,092,899, respectively)	$ 2,077,128,932	$ 1,887,156,090

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.53	$ 13.33	$ 13.55	$ 12.33	$ 12.06
Income from Investment Operations
Net investment income (loss) C	.32	.24	.18	.15	.13
Net realized and unrealized gain (loss)	3.64	4.19	(.20)	1.21	.29
Total from investment operations	3.96	4.43	(.02)	1.36	.42
Distributions from net investment income	(.29)	(.20)	(.15)	(.14)	(.15)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.32)	(.23)	(.20) H	(.14) G	(.15)
Net asset value, end of period	$ 21.17	$ 17.53	$ 13.33	$ 13.55	$ 12.33
Total Return A,B	23.05%	33.55%	(.32)%	11.15%	4.04%
Ratios to Average Net Assets D,F
Expenses before reductions	.51%	.51%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.51%	.51%	.51%	.51%	.51%
Expenses net of all reductions	.49%	.51%	.50%	.50%	.50%
Net investment income (loss)	1.68%	1.53%	1.20%	1.20%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,622,353	$ 1,515,727	$ 1,268,316	$ 1,458,736	$ 1,708,710
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Class A

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.18	$ 13.07	$ 13.28	$ 12.09	$ 11.80
Income from Investment Operations
Net investment income (loss) D	.26	.19	.13	.10	.08
Net realized and unrealized gain (loss)	3.58	4.10	(.20)	1.19	.30
Total from investment operations	3.84	4.29	(.07)	1.29	.38
Distributions from net investment income	(.24)	(.15)	(.10)	(.09)	(.09)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.27)	(.18)	(.14)	(.10)	(.09)
Net asset value, end of period	$ 20.75	$ 17.18	$ 13.07	$ 13.28	$ 12.09
Total Return A,B,C	22.73%	33.06%	(.62)%	10.70%	3.59%
Ratios to Average Net Assets E,G
Expenses before reductions	.82%	.84%	.86%	.88%	.95%
Expenses net of fee waivers, if any	.82%	.84%	.86%	.88%	.95%
Expenses net of all reductions	.81%	.84%	.85%	.87%	.93%
Net investment income (loss)	1.37%	1.20%	.85%	.82%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 153,940	$ 127,100	$ 98,808	$ 110,672	$ 129,758
Portfolio turnover rate F	55%	40%	76%	102%	162%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.08	$ 12.99	$ 13.21	$ 12.04	$ 11.69
Income from Investment Operations
Net investment income (loss) C	.17	.12	.06	.05	.05
Net realized and unrealized gain (loss)	3.56	4.08	(.19)	1.18	.32
Total from investment operations	3.73	4.20	(.13)	1.23	.37
Distributions from net investment income	(.17)	(.08)	(.05)	(.05)	(.02)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.20)	(.11)	(.09)	(.06)	(.02)
Net asset value, end of period	$ 20.61	$ 17.08	$ 12.99	$ 13.21	$ 12.04
Total Return A,B	22.11%	32.46%	(1.05)%	10.25%	3.25%
Ratios to Average Net Assets D,F
Expenses before reductions	1.28%	1.29%	1.29%	1.30%	1.33%
Expenses net of fee waivers, if any	1.28%	1.29%	1.29%	1.30%	1.33%
Expenses net of all reductions	1.27%	1.28%	1.28%	1.29%	1.32%
Net investment income (loss)	.91%	.76%	.42%	.40%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,903	$ 14,874	$ 11,251	$ 12,051	$ 11,378
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.87	$ 12.82	$ 13.04	$ 11.90	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.08	.04	(.01)	(.01)	- G
Net realized and unrealized gain (loss)	3.53	4.04	(.19)	1.17	.31
Total from investment operations	3.61	4.08	(.20)	1.16	.31
Distributions from net investment income	(.04)	- G	-	(.01)	-
Distributions from net realized gain	(.03)	(.03)	(.02)	(.01)	-
Total distributions	(.07)	(.03)	(.02)	(.02)	-
Net asset value, end of period	$ 20.41	$ 16.87	$ 12.82	$ 13.04	$ 11.90
Total Return A,B	21.52%	31.87%	(1.57)%	9.72%	2.67%
Ratios to Average Net Assets D,F
Expenses before reductions	1.77%	1.78%	1.78%	1.80%	1.83%
Expenses net of fee waivers, if any	1.77%	1.78%	1.78%	1.80%	1.83%
Expenses net of all reductions	1.75%	1.77%	1.77%	1.79%	1.81%
Net investment income (loss)	.42%	.27%	(.07)%	(.10)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 705	$ 826	$ 776	$ 1,060	$ 1,072
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.83	$ 12.81	$ 13.04	$ 11.90	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.08	.04	(.01)	(.01)	- G
Net realized and unrealized gain (loss)	3.51	4.04	(.19)	1.16	.31
Total from investment operations	3.59	4.08	(.20)	1.15	.31
Distributions from net investment income	(.11)	(.03)	-	(.01)	-
Distributions from net realized gain	(.03)	(.03)	(.03)	(.01)	-
Total distributions	(.14)	(.06)	(.03)	(.01) H	-
Net asset value, end of period	$ 20.28	$ 16.83	$ 12.81	$ 13.04	$ 11.90
Total Return A,B	21.52%	31.89%	(1.58)%	9.69%	2.67%
Ratios to Average Net Assets D,F
Expenses before reductions	1.77%	1.77%	1.78%	1.79%	1.82%
Expenses net of fee waivers, if any	1.77%	1.77%	1.78%	1.79%	1.82%
Expenses net of all reductions	1.75%	1.77%	1.77%	1.79%	1.81%
Net investment income (loss)	.42%	.27%	(.07)%	(.09)%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,119	$ 4,775	$ 3,030	$ 2,853	$ 2,501
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.84	$ 13.58	$ 13.82	$ 12.57	$ 12.15
Income from Investment Operations
Net investment income (loss) B	.29	.21	.15	.11	.10
Net realized and unrealized gain (loss)	3.72	4.26	(.20)	1.24	.34
Total from investment operations	4.01	4.47	(.05)	1.35	.44
Distributions from net investment income	(.26)	(.18)	(.15)	(.10)	(.02)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.29)	(.21)	(.19)	(.10) F	(.02)
Net asset value, end of period	$ 21.56	$ 17.84	$ 13.58	$ 13.82	$ 12.57
Total Return A	22.82%	33.17%	(.50)%	10.81%	3.75%
Ratios to Average Net Assets C,E
Expenses before reductions	.71%	.75%	.74%	.78%	.79%
Expenses net of fee waivers, if any	.71%	.75%	.74%	.78%	.79%
Expenses net of all reductions	.70%	.75%	.73%	.77%	.77%
Net investment income (loss)	1.48%	1.29%	.97%	.92%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 266,008	$ 223,854	$ 179,641	$ 34,740	$ 1,344
Portfolio turnover rate D	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 21.44
Income from Investment Operations
Net investment income (loss) D	.04
Net realized and unrealized gain (loss)	.08
Total from investment operations	.12
Net asset value, end of period	$ 21.56
Total Return B, C	.56%
Ratios to Average Net Assets E, H
Expenses before reductions	.52% A
Expenses net of fee waivers, if any	.52% A
Expenses net of all reductions	.50% A
Net investment income (loss)	1.36% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 101
Portfolio turnover rate F	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class C, Institutional Class and Class Z, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. Restricted equity securities and private placements for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 09/30/2013	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Common Stock	$ 15,523,400	Discounted cash flow	Discount rate	20.0%	Decrease
		Market comparable	Transaction price	$ 100.00	Increase
			EV/EBITDA multiple	9.0	Increase
Other/Energy	$ 10,000,000	Market comparable	Transaction price	$ 1.00	Increase
Convertible Preferred Stock	$ 526,493	Market comparable	Transaction price	$ 8.08	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 350,906,720
Gross unrealized depreciation	(70,566,506)
Net unrealized appreciation (depreciation) on securities and other investments	$ 280,340,214

Tax Cost	$ 1,827,267,828

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 17,258,777
Capital loss carryforward	$ (101,911,571)
Net unrealized appreciation (depreciation)	$ 280,341,893

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (77,909,154)
2018	(24,002,417)
Total capital loss carryforward	$ (101,911,571)

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 33,253,650	$ 25,571,792

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,055,608,634 and $1,244,084,112, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 345,863	$ 27,926
Class T	.25%	.25%	89,456	413
Class B	.75%	.25%	7,546	5,716
Class C	.75%	.25%	72,493	25,532
			$ 515,358	$ 59,587

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26,049
Class T	9,323
Class B*	840
Class C*	2,942
$ 39,154

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C, Institutional Class and Class Z. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC does not receive a fee for Class O Destiny Plan accounts. FIIOC receives an asset-based fee of Class Z's average net assets. In addition, FIIOC pays for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 603,909.04
Class A	138,795.10
Class T	55,692.31
Class B	2,264.30
Class C	21,729.30
Institutional Class	583,644.24
Class Z	7	.05*
	$ 1,406,040

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34,628 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 40,225,500.30%		$ 682

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,513 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $802,412, including $8,945 from securities loaned to FCM.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class O, Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class O	$ 10,908
Class A	1,019
Class T	147
Class B	5
Class C	68
Institutional Class	1,778
Total	$ 13,925

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $247,259 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $86.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013	2012
From net investment income
Class O	$ 24,897,965	$ 18,723,551
Class A	1,798,280	1,121,461
Class T	150,677	65,856
Class B	1,909	61
Class C	33,936	6,521
Institutional Class	3,196,922	2,322,979
Total	$ 30,079,689	$ 22,240,429
From net realized gain
Class O	$ 2,538,844	$ 2,701,385
Class A	222,674	218,271
Class T	26,379	24,485
Class B	1,302	1,755
Class C	9,132	7,004
Institutional Class	375,630	378,463
Total	$ 3,173,961	$ 3,331,363

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013 A	2012	2013 A	2012
Class O
Shares sold	3,171,863	5,580,617	$ 59,100,325	$ 88,605,028
Reinvestment of distributions	1,407,676	1,264,500	24,161,611	18,689,315
Shares redeemed	(14,433,839)	(15,507,291)	(275,995,779)	(246,649,704)
Net increase (decrease)	(9,854,300)	(8,662,174)	$ (192,733,843)	$ (139,355,361)
Class A
Shares sold	1,535,917	1,342,312	$ 28,726,959	$ 20,790,722
Reinvestment of distributions	115,483	87,570	1,947,628	1,272,398
Shares redeemed	(1,628,774)	(1,593,042)	(30,310,462)	(24,719,765)
Net increase (decrease)	22,626	(163,160)	$ 364,125	$ (2,656,645)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A	2012	2013 A	2012
Class T
Shares sold	375,221	179,769	$ 7,178,937	$ 2,774,619
Reinvestment of distributions	9,922	5,997	166,859	86,960
Shares redeemed	(144,939)	(181,294)	(2,749,303)	(2,782,012)
Net increase (decrease)	240,204	4,472	$ 4,596,493	$ 79,567
Class B
Shares sold	6,951	6,079	$ 131,852	$ 91,129
Reinvestment of distributions	175	118	2,922	1,690
Shares redeemed	(21,543)	(17,813)	(399,867)	(278,436)
Net increase (decrease)	(14,417)	(11,616)	$ (265,093)	$ (185,617)
Class C
Shares sold	337,131	132,216	$ 6,296,211	$ 2,016,265
Reinvestment of distributions	2,446	890	40,647	12,767
Shares redeemed	(75,071)	(85,848)	(1,370,372)	(1,317,709)
Net increase (decrease)	264,506	47,258	$ 4,966,486	$ 711,323
Institutional Class
Shares sold	730,999	116,008	$ 14,299,680	$ 1,928,321
Reinvestment of distributions	203,618	178,776	3,566,304	2,695,938
Shares redeemed	(1,145,647)	(978,426)	(22,433,863)	(15,514,514)
Net increase (decrease)	(211,030)	(683,642)	$ (4,567,879)	$ (10,890,255)
Class Z
Shares sold	4,664	-	$ 100,000	$ -
Net increase (decrease)	4,664	-	$ 100,000	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 14, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholder:

Fidelity Advisor Diversified Stock Fund
Class A
December 14, 2012	100%
December 27, 2012	66%
Class T
December 14, 2012	100%
December 27, 2012	66%
Class B
December 14, 2012	100%
December 27, 2012	66%
Class C
December 14, 2012	100%
December 27, 2012	66%

Class A, T, B, C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Advisor Diversified Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity Management & Research (U.K.) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADESI-UANN-1113
1.814743.108

Fidelity Advisor®

Diversified Stock Fund -

Institutional Class

Annual Report

September 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	22.82%	13.35%	7.86%

A The initial offering of Institutional Class shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class O, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Institutional Class on September 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Diversified Stock Fund: For the year, the fund's Institutional Class shares gained 22.82%, outpacing the benchmark S&P 500®. Very strong stock selection was the biggest factor behind the fund's relative outperformance, most notably in financials and health care and, to a lesser extent, consumer staples. In contrast, weak positioning in consumer discretionary and industrials and a modest cash position in a strong market slightly tempered results. On an individual security basis, mortgage insurer Radian Group was, by far, the fund's top relative contributor - its shares more than tripled during the reporting period. Another boost came from my allocation to managed health care stocks, including Aetna, UnitedHealth Group and WellPoint, as I sought to take advantage of what I saw as a resilient but undervalued industry, in light of investors' concerns about the financial impact of new federal health care regulations. By the late summer and early fall, the stocks had gained to the point that they no longer struck me as so attractively priced, and I began trimming the fund's industry exposure, including selling WellPoint outright. In contrast, the fund's biggest individual detractor was Broadcom, a semiconductor maker whose shares plummeted in July after the company announced a disappointing revenue forecast. Another notable detractor was IBM, which faced a headwind as investors became skeptical about the sustainability of the company's earnings. At period end, the fund continued to own both stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013) for Class O, Class A, Class T, Class B, Class C and Institutional Class and for the entire period (August 13, 2013 to September 30, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class O	.51%
Actual		$ 1,000.00	$ 1,114.80	$ 2.70 C
HypotheticalA		$ 1,000.00	$ 1,022.51	$ 2.59 D
Class A	.81%
Actual		$ 1,000.00	$ 1,113.80	$ 4.29 C
HypotheticalA		$ 1,000.00	$ 1,021.01	$ 4.10 D
Class T	1.28%
Actual		$ 1,000.00	$ 1,110.50	$ 6.77 C
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.48 D
Class B	1.77%
Actual		$ 1,000.00	$ 1,108.00	$ 9.35 C
HypotheticalA		$ 1,000.00	$ 1,016.19	$ 8.95 D
Class C	1.77%
Actual		$ 1,000.00	$ 1,107.60	$ 9.35 C
HypotheticalA		$ 1,000.00	$ 1,016.19	$ 8.95 D
Institutional Class	.70%
Actual		$ 1,000.00	$ 1,113.60	$ 3.71 C
HypotheticalA		$ 1,000.00	$ 1,021.56	$ 3.55 D
	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class Z	.52%
Actual		$ 1,000.00	$ 1,005.60	$ .70 C
Hypothetical A		$ 1,000.00	$ 1,022.46	$ 2.64 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) for Class O, Class A, Class T, Class B, Class C and Institutional Class and multiplied by 49/365 (to reflect the period August 13, 2013 to September 30, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.5	3.6
JPMorgan Chase & Co.	3.1	3.3
Wells Fargo & Co.	2.8	2.8
IBM Corp.	2.7	2.9
Cisco Systems, Inc.	2.3	2.2
General Electric Co.	2.1	2.2
Microsoft Corp.	1.9	0.0
Chevron Corp.	1.9	1.8
Google, Inc. Class A	1.9	2.2
MetLife, Inc.	1.6	1.6
	23.8
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.0	23.3
Financials	17.3	18.3
Energy	14.4	13.9
Health Care	11.9	12.4
Consumer Staples	10.1	9.9
Asset Allocation (% of fund's net assets)
As of September 30, 2013*		As of March 31, 2013**
	Stocks 95.2%		Stocks 95.8%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Other 0.5%		Other 0.5%
	Short-Term Investments and Net Other Assets (Liabilities) 4.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.6%
* Foreign investments	10.4%	** Foreign investments	9.3%

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value
CONSUMER DISCRETIONARY - 7.4%
Automobiles - 0.1%
Ford Motor Co.	150,000	$ 2,530,500
Diversified Consumer Services - 0.5%
Apollo Group, Inc. Class A (non-vtg.) (a)	125,000	2,601,250
Strayer Education, Inc.	75,000	3,114,000
Weight Watchers International, Inc. (d)	100,000	3,737,000
		9,452,250
Hotels, Restaurants & Leisure - 2.1%
McDonald's Corp.	200,000	19,242,000
Texas Roadhouse, Inc. Class A	175,000	4,599,000
Yum! Brands, Inc.	275,000	19,632,250
		43,473,250
Leisure Equipment & Products - 0.5%
New Academy Holding Co. LLC unit (a)(f)(g)	60,000	10,523,400
Media - 1.9%
Comcast Corp. Class A (special) (non-vtg.)	725,000	31,443,250
Smiles SA	200,000	2,605,243
Time Warner, Inc.	75,000	4,935,750
		38,984,243
Multiline Retail - 1.4%
Kohl's Corp.	150,000	7,762,500
Target Corp.	350,000	22,393,000
		30,155,500
Specialty Retail - 0.4%
Abercrombie & Fitch Co. Class A	75,000	2,652,750
Citi Trends, Inc. (a)	36,550	638,894
Staples, Inc.	325,000	4,761,250
		8,052,894
Textiles, Apparel & Luxury Goods - 0.5%
Arezzo Industria e Comercio SA	192,100	3,396,832
Coach, Inc.	137,500	7,497,875
		10,894,707
TOTAL CONSUMER DISCRETIONARY		154,066,744
CONSUMER STAPLES - 10.1%
Beverages - 2.6%
Molson Coors Brewing Co. Class B	250,000	12,532,500
PepsiCo, Inc.	270,000	21,465,000
The Coca-Cola Co.	500,000	18,940,000
		52,937,500
Food & Staples Retailing - 2.7%
CVS Caremark Corp.	350,000	19,862,500
Kroger Co.	300,000	12,102,000
Walgreen Co.	425,000	22,865,000
		54,829,500

	Shares	Value
Food Products - 0.7%
Kellogg Co.	225,000	$ 13,214,250
Mead Johnson Nutrition Co. Class A	25,000	1,856,500
		15,070,750
Household Products - 2.0%
Energizer Holdings, Inc.	100,000	9,115,000
Procter & Gamble Co.	425,000	32,125,750
		41,240,750
Tobacco - 2.1%
British American Tobacco PLC sponsored ADR	150,000	15,772,500
Lorillard, Inc.	350,000	15,673,000
Philip Morris International, Inc.	150,000	12,988,500
		44,434,000
TOTAL CONSUMER STAPLES		208,512,500
ENERGY - 13.8%
Energy Equipment & Services - 3.3%
Halliburton Co.	137,403	6,615,954
Helmerich & Payne, Inc.	125,000	8,618,750
McDermott International, Inc. (a)	250,000	1,857,500
National Oilwell Varco, Inc.	237,500	18,551,125
Noble Corp.	225,000	8,498,250
Schlumberger Ltd.	225,000	19,881,000
Trinidad Drilling Ltd. (d)	400,000	3,863,890
		67,886,469
Oil, Gas & Consumable Fuels - 10.5%
Amyris, Inc. (a)(d)	1,000,000	2,310,000
Apache Corp.	255,000	21,710,700
Canadian Natural Resources Ltd.	650,000	20,426,678
Chevron Corp.	325,000	39,487,500
Clean Energy Fuels Corp. (a)(d)	275,000	3,514,500
ConocoPhillips Co.	75,000	5,213,250
CONSOL Energy, Inc.	350,000	11,777,500
Exxon Mobil Corp.	225,000	19,359,000
HollyFrontier Corp.	87,500	3,684,625
Occidental Petroleum Corp.	250,000	23,385,000
Peabody Energy Corp.	400,000	6,900,000
Royal Dutch Shell PLC Class A sponsored ADR	225,000	14,778,000
Scorpio Tankers, Inc.	234,900	2,292,624
Suncor Energy, Inc.	700,000	25,028,882
The Williams Companies, Inc.	525,000	19,089,000
		218,957,259
TOTAL ENERGY		286,843,728
FINANCIALS - 17.3%
Capital Markets - 3.2%
Ashmore Group PLC	950,000	6,002,638
KKR & Co. LP	475,000	9,775,500
LPL Financial	100,000	3,831,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	950,000	$ 25,602,500
The Blackstone Group LP	850,000	21,156,500
		66,368,138
Commercial Banks - 3.8%
CIT Group, Inc. (a)	250,000	12,192,500
Standard Chartered PLC (United Kingdom)	225,000	5,394,580
U.S. Bancorp	100,000	3,658,000
Wells Fargo & Co.	1,400,000	57,848,000
		79,093,080
Diversified Financial Services - 5.7%
Bank of America Corp.	950,000	13,110,000
Citigroup, Inc.	250,000	12,127,500
JPMorgan Chase & Co.	1,250,000	64,612,500
KKR Financial Holdings LLC	2,250,000	23,242,500
KKR Renaissance Co-Invest LP unit (g)	50,000	5,000,000
		118,092,500
Insurance - 3.0%
Genworth Financial, Inc. Class A (a)	300,000	3,837,000
MetLife, Inc.	725,000	34,038,750
Prudential Financial, Inc.	200,000	15,596,000
The Chubb Corp.	50,000	4,463,000
The Travelers Companies, Inc.	50,000	4,238,500
		62,173,250
Real Estate Investment Trusts - 0.2%
American Capital Agency Corp.	250,000	5,642,500
Thrifts & Mortgage Finance - 1.4%
Radian Group, Inc. (d)	2,050,015	28,556,709
TOTAL FINANCIALS		359,926,177
HEALTH CARE - 11.9%
Biotechnology - 1.9%
Achillion Pharmaceuticals, Inc. (a)	150,000	453,000
Alnylam Pharmaceuticals, Inc. (a)	45,000	2,880,450
Amgen, Inc.	187,500	20,988,750
Dynavax Technologies Corp. (a)	950,000	1,140,000
Genmab A/S (a)	3,300	135,278
Gentium SpA sponsored ADR (a)	350,000	9,495,500
MEI Pharma, Inc. (a)	326,756	3,705,413
		38,798,391
Health Care Equipment & Supplies - 1.1%
Align Technology, Inc. (a)	200,000	9,624,000
Haemonetics Corp. (a)	100,000	3,988,000
Hologic, Inc. (a)	246,700	5,094,355
NxStage Medical, Inc. (a)	250,000	3,290,000
		21,996,355
Health Care Providers & Services - 4.4%
Aetna, Inc.	137,500	8,802,750

	Shares	Value
Cardinal Health, Inc.	100,000	$ 5,215,000
Catamaran Corp. (a)	130,000	5,972,137
Express Scripts Holding Co. (a)	150,000	9,267,000
HCA Holdings, Inc.	250,000	10,687,500
Humana, Inc.	25,000	2,333,250
Laboratory Corp. of America Holdings (a)	62,500	6,196,250
McKesson Corp.	95,000	12,188,500
MEDNAX, Inc. (a)	50,000	5,020,000
MWI Veterinary Supply, Inc. (a)	24,800	3,704,128
Qualicorp SA (a)	300,000	2,741,055
Quest Diagnostics, Inc.	35,000	2,162,650
UnitedHealth Group, Inc.	250,000	17,902,500
		92,192,720
Health Care Technology - 0.7%
Allscripts Healthcare Solutions, Inc. (a)	325,000	4,832,750
HMS Holdings Corp. (a)	100,000	2,151,000
MedAssets, Inc. (a)	325,000	8,261,500
		15,245,250
Life Sciences Tools & Services - 0.4%
QIAGEN NV (a)(d)	350,000	7,490,000
Pharmaceuticals - 3.4%
Auxilium Pharmaceuticals, Inc. (a)	90,000	1,640,700
Endo Health Solutions, Inc. (a)	75,000	3,408,000
Jazz Pharmaceuticals PLC (a)	40,000	3,678,800
Merck & Co., Inc.	675,000	32,136,750
Teva Pharmaceutical Industries Ltd. sponsored ADR	200,000	7,556,000
ViroPharma, Inc. (a)	175,000	6,877,500
Warner Chilcott PLC	550,000	12,567,500
XenoPort, Inc. (a)	450,000	2,556,000
		70,421,250
TOTAL HEALTH CARE		246,143,966
INDUSTRIALS - 7.7%
Aerospace & Defense - 1.0%
United Technologies Corp.	200,000	21,564,000
Air Freight & Logistics - 1.4%
C.H. Robinson Worldwide, Inc.	200,000	11,912,000
Expeditors International of Washington, Inc.	75,000	3,304,500
United Parcel Service, Inc. Class B	150,000	13,705,500
		28,922,000
Electrical Equipment - 0.8%
AMETEK, Inc.	112,500	5,177,250
Babcock & Wilcox Co.	150,000	5,058,000
Roper Industries, Inc.	45,000	5,979,150
		16,214,400
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 2.3%
Danaher Corp.	50,000	$ 3,466,000
General Electric Co.	1,850,000	44,196,500
		47,662,500
Machinery - 0.4%
Stanley Black & Decker, Inc.	100,000	9,057,000
Professional Services - 1.0%
Acacia Research Corp.	640,100	14,760,706
Towers Watson & Co.	50,000	5,348,000
		20,108,706
Road & Rail - 0.5%
CSX Corp.	425,000	10,939,500
Trading Companies & Distributors - 0.3%
United Rentals, Inc. (a)	100,000	5,829,000
TOTAL INDUSTRIALS		160,297,106
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 4.2%
Brocade Communications Systems, Inc. (a)	675,000	5,433,750
Cisco Systems, Inc.	2,075,000	48,596,500
Juniper Networks, Inc. (a)	275,000	5,461,500
Nokia Corp. sponsored ADR (a)	1,000,000	6,510,000
QUALCOMM, Inc.	325,000	21,892,000
		87,893,750
Computers & Peripherals - 3.6%
Apple, Inc.	155,000	73,896,250
Fusion-io, Inc. (a)(d)	116,900	1,565,291
		75,461,541
Electronic Equipment & Components - 0.1%
Fabrinet (a)	175,000	2,947,000
Internet Software & Services - 2.3%
Google, Inc. Class A (a)	45,000	39,415,950
VeriSign, Inc. (a)	150,000	7,633,500
		47,049,450
IT Services - 8.4%
Cognizant Technology Solutions Corp. Class A (a)	300,000	24,636,000
Fidelity National Information Services, Inc.	125,000	5,805,000
IBM Corp.	300,000	55,554,000
MasterCard, Inc. Class A	42,500	28,593,150
Paychex, Inc.	800,000	32,512,000
The Western Union Co.	300,000	5,598,000
Visa, Inc. Class A	110,000	21,021,000
		173,719,150

	Shares	Value
Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc.	900,000	$ 15,786,000
Broadcom Corp. Class A	625,000	16,256,250
Samsung Electronics Co. Ltd.	5,000	6,360,918
		38,403,168
Software - 3.5%
Concur Technologies, Inc. (a)	35,000	3,867,500
Electronic Arts, Inc. (a)	150,000	3,832,500
Microsoft Corp.	1,200,000	39,972,000
Nuance Communications, Inc. (a)	500,000	9,347,500
Oracle Corp.	200,000	6,634,000
ServiceNow, Inc. (a)	45,000	2,337,750
VMware, Inc. Class A (a)	75,000	6,067,500
		72,058,750
TOTAL INFORMATION TECHNOLOGY		497,532,809
MATERIALS - 1.1%
Chemicals - 0.2%
Tronox Ltd. Class A	175,000	4,282,250
Metals & Mining - 0.8%
Century Aluminum Co. (a)	300,000	2,415,000
Freeport-McMoRan Copper & Gold, Inc.	325,000	10,751,000
Walter Energy, Inc. (d)	225,000	3,156,750
		16,322,750
Paper & Forest Products - 0.1%
West Fraser Timber Co. Ltd.	37,500	3,374,472
TOTAL MATERIALS		23,979,472
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	450,000	20,997,000
UTILITIES - 0.3%
Electric Utilities - 0.3%
PPL Corp.	200,000	6,076,000
TOTAL COMMON STOCKS (Cost $1,670,378,156)		1,964,375,502
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Leisure Equipment & Products - 0.0%
NJOY, Inc. Series C (g)	65,160	526,493
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 0.6%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Volkswagen AG	55,005	$ 12,966,555
TOTAL PREFERRED STOCKS (Cost $10,384,534)		13,493,048
Convertible Bonds - 0.1%
	Principal Amount
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (Cost $2,000,000)	$ 2,000,000	1,400,800
Other - 0.5%
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
EQTY ER Holdings, LLC 12% 1/28/18 (a)(e)(g)(h)	6,666,667	6,666,667
	Shares
EQTY ER Holdings, LLC (a)(e)(g)(h)	3,333,333	3,333,333
TOTAL OTHER (Cost $10,000,000)		10,000,000
Money Market Funds - 5.7%

Fidelity Cash Central Fund, 0.10% (b)	91,029,067	91,029,067
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	27,309,625	27,309,625
TOTAL MONEY MARKET FUNDS (Cost $118,338,692)		118,338,692
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,811,101,382)		2,107,608,042
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(30,479,110)
NET ASSETS - 100%		$ 2,077,128,932
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $26,049,893 or 1.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
EQTY ER Holdings, LLC 12% 1/28/18	1/29/13	$ 6,666,667
EQTY ER Holdings, LLC	1/29/13	$ 3,333,333
KKR Renaissance Co-Invest LP unit	7/25/13	$ 5,275,000
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
NJOY, Inc. Series C	6/7/13	$ 526,688
(h) Investments represent a non-operating interest in oil and gas wells through an entity owned by the fund that is treated as a corporation for U.S. tax purposes.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 91,037
Fidelity Securities Lending Cash Central Fund	802,412
Total	$ 893,449
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
EQTY ER Holdings, LLC 12% 1/28/18	$ -	$ 6,666,667	$ -	$ -	$ 6,666,667
EQTY ER Holdings, LLC	-	3,333,333	-	-	3,333,333
Total	$ -	$ 10,000,000	$ -	$ -	$ 10,000,000
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 167,559,792	$ 156,509,899	$ -	$ 11,049,893
Consumer Staples	208,512,500	208,512,500	-	-
Energy	286,843,728	286,843,728	-	-
Financials	359,926,177	354,926,177	-	5,000,000
Health Care	246,143,966	246,143,966	-	-
Industrials	160,297,106	160,297,106	-	-
Information Technology	497,532,809	497,532,809	-	-
Materials	23,979,472	23,979,472	-	-
Telecommunication Services	20,997,000	20,997,000	-	-
Utilities	6,076,000	6,076,000	-	-
Corporate Bonds	1,400,800	-	1,400,800	-
Other/Energy	10,000,000	-	-	10,000,000
Money Market Funds	118,338,692	118,338,692	-	-
Total Investments in Securities:	$ 2,107,608,042	$ 2,080,157,349	$ 1,400,800	$ 26,049,893
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 7,296,000
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	2,952,205
Cost of Purchases	15,801,688
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 26,049,893
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2013	$ 2,952,205

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in the Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.6%
Canada	2.8%
United Kingdom	2.0%
Curacao	1.0%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $26,402,491) - See accompanying schedule: Unaffiliated issuers (cost $1,682,762,690)	$ 1,979,269,350
Fidelity Central Funds (cost $118,338,692)	118,338,692
Other affiliated issuers (cost $10,000,000)	10,000,000
Total Investments (cost $1,811,101,382)		$ 2,107,608,042
Cash		2
Receivable for investments sold		808,279
Receivable for fund shares sold		335,056
Dividends receivable		2,293,348
Interest receivable		5,667
Distributions receivable from Fidelity Central Funds		38,970
Other receivables		71,158
Total assets		2,111,160,522

Liabilities
Payable for investments purchased	$ 4,830,925
Payable for fund shares redeemed	786,247
Accrued management fee	735,054
Distribution and service plan fees payable	51,294
Other affiliated payables	193,033
Other payables and accrued expenses	125,412
Collateral on securities loaned, at value	27,309,625
Total liabilities		34,031,590

Net Assets		$ 2,077,128,932
Net Assets consist of:
Paid in capital		$ 1,882,042,163
Undistributed net investment income		16,656,447
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(118,078,017)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		296,508,339
Net Assets		$ 2,077,128,932

Statement of Assets and Liabilities - continued

September 30, 2013

Class O: Net Asset Value, offering price and redemption price per share ($1,622,352,524 ÷ 76,627,042 shares)	$ 21.17

Class A: Net Asset Value and redemption price per share ($153,940,478 ÷ 7,420,099 shares)	$ 20.75

Maximum offering price per share (100/94.25 of $20.75)	$ 22.02
Class T: Net Asset Value and redemption price per share ($22,902,784 ÷ 1,111,139 shares)	$ 20.61

Maximum offering price per share (100/96.50 of $20.61)	$ 21.36
Class B: Net Asset Value and offering price per share ($704,808 ÷ 34,534 shares)A	$ 20.41

Class C: Net Asset Value and offering price per share ($11,119,299 ÷ 548,189 shares)A	$ 20.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($266,008,463 ÷ 12,337,120 shares)	$ 21.56

Class Z: Net Asset Value, offering price and redemption price per share ($100,576 ÷ 4,664 shares)	$ 21.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 42,073,614
Interest		60,095
Income from Fidelity Central Funds		893,449
Total income		43,027,158

Expenses
Management fee	$ 8,387,064
Transfer agent fees	1,406,040
Distribution and service plan fees	515,358
Accounting and security lending fees	606,580
Custodian fees and expenses	46,454
Independent trustees' compensation	11,861
Appreciation in deferred trustee compensation account	632
Registration fees	111,420
Audit	71,275
Legal	8,446
Interest	682
Miscellaneous	18,067
Total expenses before reductions	11,183,879
Expense reductions	(261,270)	10,922,609
Net investment income (loss)		32,104,549
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	249,941,754
Foreign currency transactions	(104,482)
Total net realized gain (loss)		249,837,272
Change in net unrealized appreciation (depreciation) on: Investment securities	128,813,069
Assets and liabilities in foreign currencies	11,313
Total change in net unrealized appreciation (depreciation)		128,824,382
Net gain (loss)		378,661,654
Net increase (decrease) in net assets resulting from operations		$ 410,766,203

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,104,549	$ 26,491,637
Net realized gain (loss)	249,837,272	125,558,201
Change in net unrealized appreciation (depreciation)	128,824,382	351,152,681
Net increase (decrease) in net assets resulting from operations	410,766,203	503,202,519
Distributions to shareholders from net investment income	(30,079,689)	(22,240,429)
Distributions to shareholders from net realized gain	(3,173,961)	(3,331,363)
Total distributions	(33,253,650)	(25,571,792)
Share transactions - net increase (decrease)	(187,539,711)	(152,296,988)
Total increase (decrease) in net assets	189,972,842	325,333,739

Net Assets
Beginning of period	1,887,156,090	1,561,822,351
End of period (including undistributed net investment income of $16,656,447 and undistributed net investment income of $18,092,899, respectively)	$ 2,077,128,932	$ 1,887,156,090

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.53	$ 13.33	$ 13.55	$ 12.33	$ 12.06
Income from Investment Operations
Net investment income (loss) C	.32	.24	.18	.15	.13
Net realized and unrealized gain (loss)	3.64	4.19	(.20)	1.21	.29
Total from investment operations	3.96	4.43	(.02)	1.36	.42
Distributions from net investment income	(.29)	(.20)	(.15)	(.14)	(.15)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.32)	(.23)	(.20) H	(.14) G	(.15)
Net asset value, end of period	$ 21.17	$ 17.53	$ 13.33	$ 13.55	$ 12.33
Total Return A,B	23.05%	33.55%	(.32)%	11.15%	4.04%
Ratios to Average Net Assets D,F
Expenses before reductions	.51%	.51%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.51%	.51%	.51%	.51%	.51%
Expenses net of all reductions	.49%	.51%	.50%	.50%	.50%
Net investment income (loss)	1.68%	1.53%	1.20%	1.20%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,622,353	$ 1,515,727	$ 1,268,316	$ 1,458,736	$ 1,708,710
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Class A

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.18	$ 13.07	$ 13.28	$ 12.09	$ 11.80
Income from Investment Operations
Net investment income (loss) D	.26	.19	.13	.10	.08
Net realized and unrealized gain (loss)	3.58	4.10	(.20)	1.19	.30
Total from investment operations	3.84	4.29	(.07)	1.29	.38
Distributions from net investment income	(.24)	(.15)	(.10)	(.09)	(.09)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.27)	(.18)	(.14)	(.10)	(.09)
Net asset value, end of period	$ 20.75	$ 17.18	$ 13.07	$ 13.28	$ 12.09
Total Return A,B,C	22.73%	33.06%	(.62)%	10.70%	3.59%
Ratios to Average Net Assets E,G
Expenses before reductions	.82%	.84%	.86%	.88%	.95%
Expenses net of fee waivers, if any	.82%	.84%	.86%	.88%	.95%
Expenses net of all reductions	.81%	.84%	.85%	.87%	.93%
Net investment income (loss)	1.37%	1.20%	.85%	.82%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 153,940	$ 127,100	$ 98,808	$ 110,672	$ 129,758
Portfolio turnover rate F	55%	40%	76%	102%	162%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.08	$ 12.99	$ 13.21	$ 12.04	$ 11.69
Income from Investment Operations
Net investment income (loss) C	.17	.12	.06	.05	.05
Net realized and unrealized gain (loss)	3.56	4.08	(.19)	1.18	.32
Total from investment operations	3.73	4.20	(.13)	1.23	.37
Distributions from net investment income	(.17)	(.08)	(.05)	(.05)	(.02)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.20)	(.11)	(.09)	(.06)	(.02)
Net asset value, end of period	$ 20.61	$ 17.08	$ 12.99	$ 13.21	$ 12.04
Total Return A,B	22.11%	32.46%	(1.05)%	10.25%	3.25%
Ratios to Average Net Assets D,F
Expenses before reductions	1.28%	1.29%	1.29%	1.30%	1.33%
Expenses net of fee waivers, if any	1.28%	1.29%	1.29%	1.30%	1.33%
Expenses net of all reductions	1.27%	1.28%	1.28%	1.29%	1.32%
Net investment income (loss)	.91%	.76%	.42%	.40%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,903	$ 14,874	$ 11,251	$ 12,051	$ 11,378
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.87	$ 12.82	$ 13.04	$ 11.90	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.08	.04	(.01)	(.01)	- G
Net realized and unrealized gain (loss)	3.53	4.04	(.19)	1.17	.31
Total from investment operations	3.61	4.08	(.20)	1.16	.31
Distributions from net investment income	(.04)	- G	-	(.01)	-
Distributions from net realized gain	(.03)	(.03)	(.02)	(.01)	-
Total distributions	(.07)	(.03)	(.02)	(.02)	-
Net asset value, end of period	$ 20.41	$ 16.87	$ 12.82	$ 13.04	$ 11.90
Total Return A,B	21.52%	31.87%	(1.57)%	9.72%	2.67%
Ratios to Average Net Assets D,F
Expenses before reductions	1.77%	1.78%	1.78%	1.80%	1.83%
Expenses net of fee waivers, if any	1.77%	1.78%	1.78%	1.80%	1.83%
Expenses net of all reductions	1.75%	1.77%	1.77%	1.79%	1.81%
Net investment income (loss)	.42%	.27%	(.07)%	(.10)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 705	$ 826	$ 776	$ 1,060	$ 1,072
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.83	$ 12.81	$ 13.04	$ 11.90	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.08	.04	(.01)	(.01)	- G
Net realized and unrealized gain (loss)	3.51	4.04	(.19)	1.16	.31
Total from investment operations	3.59	4.08	(.20)	1.15	.31
Distributions from net investment income	(.11)	(.03)	-	(.01)	-
Distributions from net realized gain	(.03)	(.03)	(.03)	(.01)	-
Total distributions	(.14)	(.06)	(.03)	(.01) H	-
Net asset value, end of period	$ 20.28	$ 16.83	$ 12.81	$ 13.04	$ 11.90
Total Return A,B	21.52%	31.89%	(1.58)%	9.69%	2.67%
Ratios to Average Net Assets D,F
Expenses before reductions	1.77%	1.77%	1.78%	1.79%	1.82%
Expenses net of fee waivers, if any	1.77%	1.77%	1.78%	1.79%	1.82%
Expenses net of all reductions	1.75%	1.77%	1.77%	1.79%	1.81%
Net investment income (loss)	.42%	.27%	(.07)%	(.09)%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,119	$ 4,775	$ 3,030	$ 2,853	$ 2,501
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.84	$ 13.58	$ 13.82	$ 12.57	$ 12.15
Income from Investment Operations
Net investment income (loss) B	.29	.21	.15	.11	.10
Net realized and unrealized gain (loss)	3.72	4.26	(.20)	1.24	.34
Total from investment operations	4.01	4.47	(.05)	1.35	.44
Distributions from net investment income	(.26)	(.18)	(.15)	(.10)	(.02)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.29)	(.21)	(.19)	(.10) F	(.02)
Net asset value, end of period	$ 21.56	$ 17.84	$ 13.58	$ 13.82	$ 12.57
Total Return A	22.82%	33.17%	(.50)%	10.81%	3.75%
Ratios to Average Net Assets C,E
Expenses before reductions	.71%	.75%	.74%	.78%	.79%
Expenses net of fee waivers, if any	.71%	.75%	.74%	.78%	.79%
Expenses net of all reductions	.70%	.75%	.73%	.77%	.77%
Net investment income (loss)	1.48%	1.29%	.97%	.92%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 266,008	$ 223,854	$ 179,641	$ 34,740	$ 1,344
Portfolio turnover rate D	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 21.44
Income from Investment Operations
Net investment income (loss) D	.04
Net realized and unrealized gain (loss)	.08
Total from investment operations	.12
Net asset value, end of period	$ 21.56
Total Return B, C	.56%
Ratios to Average Net Assets E, H
Expenses before reductions	.52% A
Expenses net of fee waivers, if any	.52% A
Expenses net of all reductions	.50% A
Net investment income (loss)	1.36% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 101
Portfolio turnover rate F	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class C, Institutional Class and Class Z, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. Restricted equity securities and private placements for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 09/30/2013	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Common Stock	$ 15,523,400	Discounted cash flow	Discount rate	20.0%	Decrease
		Market comparable	Transaction price	$ 100.00	Increase
			EV/EBITDA multiple	9.0	Increase
Other/Energy	$ 10,000,000	Market comparable	Transaction price	$ 1.00	Increase
Convertible Preferred Stock	$ 526,493	Market comparable	Transaction price	$ 8.08	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 350,906,720
Gross unrealized depreciation	(70,566,506)
Net unrealized appreciation (depreciation) on securities and other investments	$ 280,340,214

Tax Cost	$ 1,827,267,828

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 17,258,777
Capital loss carryforward	$ (101,911,571)
Net unrealized appreciation (depreciation)	$ 280,341,893

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (77,909,154)
2018	(24,002,417)
Total capital loss carryforward	$ (101,911,571)

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 33,253,650	$ 25,571,792

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,055,608,634 and $1,244,084,112, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 345,863	$ 27,926
Class T	.25%	.25%	89,456	413
Class B	.75%	.25%	7,546	5,716
Class C	.75%	.25%	72,493	25,532
			$ 515,358	$ 59,587

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26,049
Class T	9,323
Class B*	840
Class C*	2,942
$ 39,154

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C, Institutional Class and Class Z. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC does not receive a fee for Class O Destiny Plan accounts. FIIOC receives an asset-based fee of Class Z's average net assets. In addition, FIIOC pays for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 603,909.04
Class A	138,795.10
Class T	55,692.31
Class B	2,264.30
Class C	21,729.30
Institutional Class	583,644.24
Class Z	7	.05*
	$ 1,406,040

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34,628 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 40,225,500.30%		$ 682

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,513 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $802,412, including $8,945 from securities loaned to FCM.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class O, Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class O	$ 10,908
Class A	1,019
Class T	147
Class B	5
Class C	68
Institutional Class	1,778
Total	$ 13,925

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $247,259 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $86.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013	2012
From net investment income
Class O	$ 24,897,965	$ 18,723,551
Class A	1,798,280	1,121,461
Class T	150,677	65,856
Class B	1,909	61
Class C	33,936	6,521
Institutional Class	3,196,922	2,322,979
Total	$ 30,079,689	$ 22,240,429
From net realized gain
Class O	$ 2,538,844	$ 2,701,385
Class A	222,674	218,271
Class T	26,379	24,485
Class B	1,302	1,755
Class C	9,132	7,004
Institutional Class	375,630	378,463
Total	$ 3,173,961	$ 3,331,363

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013 A	2012	2013 A	2012
Class O
Shares sold	3,171,863	5,580,617	$ 59,100,325	$ 88,605,028
Reinvestment of distributions	1,407,676	1,264,500	24,161,611	18,689,315
Shares redeemed	(14,433,839)	(15,507,291)	(275,995,779)	(246,649,704)
Net increase (decrease)	(9,854,300)	(8,662,174)	$ (192,733,843)	$ (139,355,361)
Class A
Shares sold	1,535,917	1,342,312	$ 28,726,959	$ 20,790,722
Reinvestment of distributions	115,483	87,570	1,947,628	1,272,398
Shares redeemed	(1,628,774)	(1,593,042)	(30,310,462)	(24,719,765)
Net increase (decrease)	22,626	(163,160)	$ 364,125	$ (2,656,645)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A	2012	2013 A	2012
Class T
Shares sold	375,221	179,769	$ 7,178,937	$ 2,774,619
Reinvestment of distributions	9,922	5,997	166,859	86,960
Shares redeemed	(144,939)	(181,294)	(2,749,303)	(2,782,012)
Net increase (decrease)	240,204	4,472	$ 4,596,493	$ 79,567
Class B
Shares sold	6,951	6,079	$ 131,852	$ 91,129
Reinvestment of distributions	175	118	2,922	1,690
Shares redeemed	(21,543)	(17,813)	(399,867)	(278,436)
Net increase (decrease)	(14,417)	(11,616)	$ (265,093)	$ (185,617)
Class C
Shares sold	337,131	132,216	$ 6,296,211	$ 2,016,265
Reinvestment of distributions	2,446	890	40,647	12,767
Shares redeemed	(75,071)	(85,848)	(1,370,372)	(1,317,709)
Net increase (decrease)	264,506	47,258	$ 4,966,486	$ 711,323
Institutional Class
Shares sold	730,999	116,008	$ 14,299,680	$ 1,928,321
Reinvestment of distributions	203,618	178,776	3,566,304	2,695,938
Shares redeemed	(1,145,647)	(978,426)	(22,433,863)	(15,514,514)
Net increase (decrease)	(211,030)	(683,642)	$ (4,567,879)	$ (10,890,255)
Class Z
Shares sold	4,664	-	$ 100,000	$ -
Net increase (decrease)	4,664	-	$ 100,000	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 14, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholder:

Fidelity Advisor Diversified Stock Fund	Institutional Class
December 14, 2012	96%
December 27, 2012	66%

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Advisor Diversified Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity Management & Research (U.K.) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Capital Development Fund -

Class A, Class T, Class B and Class C

Annual Report

September 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	12.27%	7.59%	5.82%
Class T (incl. 3.50% sales charge) A	14.35%	7.56%	5.68%
Class B (incl. contingent deferred sales charge) B	13.04%	7.55%	5.76%
Class C (incl. contingent deferred sales charge) C	17.09%	7.87%	5.67%

A Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity Advisor® Capital Development Fund - Class A on September 30, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Harlan Carere, Portfolio Manager of Fidelity Advisor® Capital Development Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 19.12%, 18.50%, 18.04% and 18.09%, respectively (excluding sales charges), trailing the S&P 500®. Versus the index, some Canadian gold-mining stocks figured prominently among the fund's largest detractors, as inflation remained contained, the price of gold fell sharply and the Canadian dollar depreciated against its U.S. counterpart. The biggest relative detractor was Goldcorp, which I trimmed. Agnico-Eagle Mines, which I sold, also hurt. Performance was further hampered by development-stage biotechnology firm Dynavax Technologies. In November, this stock took a spill after the company received a negative ruling from the U.S. Food and Drug Administration regarding the safety of HEPLISAVTM, a medication to treat hepatitis B. Initially, I was optimistic that the company would move past this setback, but I decided there were better opportunities elsewhere and ultimately sold the stock. I'll also mention untimely positioning in Apple, which the fund did not own at period end. Conversely, the fund benefited from some outperforming growth stocks. One of these was social-media platform Facebook, whose second-quarter sales and earnings surprised to the upside, lifting its stock. Other contributors included U.K.-based ARM Holdings, which designs microprocessors that offer high performance with low power consumption, and electric automaker Tesla Motors. I considerably reduced our position in ARM Holdings as the favorable story here became more widely appreciated. All the stocks I've mentioned, except for Apple, were not part of the index. Among sectors, I increased the fund's allocation to financials, while reducing materials and consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period* April 1, 2013 to September 30, 2013
Class O	.60%
Actual		$ 1,000.00	$ 1,119.50	$ 3.19
HypotheticalA		$ 1,000.00	$ 1,022.06	$ 3.04
Class A	.90%
Actual		$ 1,000.00	$ 1,116.70	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.56	$ 4.56
Class T	1.45%
Actual		$ 1,000.00	$ 1,113.70	$ 7.68
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.33
Class B	1.90%
Actual		$ 1,000.00	$ 1,111.60	$ 10.06
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.90%
Actual		$ 1,000.00	$ 1,111.90	$ 10.06
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,117.40	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,021.21	$ 3.90

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	4.1	3.9
Facebook, Inc. Class A	3.3	0.7
Bank of America Corp.	2.6	0.5
Wells Fargo & Co.	2.6	2.4
United Technologies Corp.	2.3	2.1
The Walt Disney Co.	2.2	2.0
ARM Holdings PLC	2.1	1.4
Citigroup, Inc.	2.0	1.9
Berkshire Hathaway, Inc. Class A	1.8	1.8
Visa, Inc. Class A	1.6	1.5
	24.6
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.3	17.7
Consumer Discretionary	21.0	20.2
Financials	17.1	14.0
Health Care	12.0	11.7
Energy	9.1	11.1
Asset Allocation (% of fund's net assets)
As of September 30, 2013*		As of March 31, 2013**
	Stocks 99.4%		Stocks 99.8%
	Short-Term Investments and Net Other Assets (Liabilities) 0.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	14.5%	** Foreign investments	16.9%

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 21.0%
Auto Components - 0.5%
Johnson Controls, Inc.	360,000	$ 14,940,000
Automobiles - 1.4%
General Motors Co. (a)	152,700	5,492,619
Kia Motors Corp.	135,000	8,204,048
Tesla Motors, Inc. (a)(d)	131,400	25,415,388
		39,112,055
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	1,590,000	9,512,882
Hotels, Restaurants & Leisure - 2.0%
Dunkin' Brands Group, Inc.	100,800	4,562,208
Fiesta Restaurant Group, Inc. (a)	3,200	120,512
Jubilant Foodworks Ltd. (a)	220,000	4,064,148
Las Vegas Sands Corp.	213,200	14,160,744
McDonald's Corp.	90,000	8,658,900
Starbucks Corp.	260,000	20,012,200
The Cheesecake Factory, Inc.	145,000	6,372,750
		57,951,462
Household Durables - 0.3%
Jarden Corp. (a)	175,700	8,503,880
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	115,100	35,984,864
priceline.com, Inc. (a)	9,600	9,705,120
		45,689,984
Leisure Equipment & Products - 0.5%
Bauer Performance Sports Ltd. (a)(e)	817,600	10,175,848
BRP, Inc.	167,800	4,406,573
		14,582,421
Media - 4.2%
CBS Corp. Class B	260,000	14,341,600
Comcast Corp. Class A	670,000	30,250,500
The Walt Disney Co.	950,200	61,278,398
Time Warner, Inc.	100,000	6,581,000
Twenty-First Century Fox, Inc.:
Class A	100,000	3,350,000
Class B	100,000	3,340,000
		119,141,498
Multiline Retail - 0.5%
Dollarama, Inc.	194,800	15,830,987
Specialty Retail - 5.6%
Ascena Retail Group, Inc. (a)	400,000	7,972,000
AutoCanada, Inc.	210,000	7,533,129
AutoZone, Inc. (a)	27,200	11,498,256
Destination Maternity Corp.	148,600	4,725,480
Guess?, Inc.	221,000	6,596,850
Lithia Motors, Inc. Class A (sub. vtg.)	180,000	13,132,800
Murphy U.S.A., Inc.	395,900	15,990,401
New York & Co., Inc. (a)	624,499	3,609,604

	Shares	Value
PT ACE Hardware Indonesia Tbk	89,990,000	$ 5,439,824
Restoration Hardware Holdings, Inc.	245,200	15,533,420
Ross Stores, Inc.	491,070	35,749,896
TJX Companies, Inc.	557,900	31,459,981
		159,241,641
Textiles, Apparel & Luxury Goods - 4.1%
Brunello Cucinelli SpA	390,500	12,689,476
Fifth & Pacific Companies, Inc. (a)	252,200	6,337,786
NIKE, Inc. Class B	327,400	23,782,336
PVH Corp.	224,165	26,606,144
Ralph Lauren Corp.	82,500	13,590,225
Samsonite International SA	2,307,600	6,441,488
Steven Madden Ltd. (a)	195,903	10,545,458
VF Corp.	84,653	16,850,180
		116,843,093
TOTAL CONSUMER DISCRETIONARY		601,349,903
CONSUMER STAPLES - 5.6%
Beverages - 1.4%
Anheuser-Busch InBev SA NV	83,846	8,317,332
Anheuser-Busch InBev SA NV:
ADR	65,000	6,448,000
(strip VVPR) (a)	160,000	216
Beam, Inc.	230,000	14,869,500
The Coca-Cola Co.	300,000	11,364,000
		40,999,048
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	332,000	18,841,000
PriceSmart, Inc.	107,300	10,219,252
Sprouts Farmers Market LLC	4,100	181,999
Whole Foods Market, Inc.	410,000	23,985,000
		53,227,251
Food Products - 0.3%
TreeHouse Foods, Inc. (a)	120,700	8,066,381
Household Products - 0.6%
Colgate-Palmolive Co.	301,600	17,884,880
Tobacco - 1.4%
British American Tobacco PLC (United Kingdom)	170,000	8,946,978
Japan Tobacco, Inc.	250,000	9,012,443
Lorillard, Inc.	196,600	8,803,748
Philip Morris International, Inc.	157,900	13,672,561
		40,435,730
TOTAL CONSUMER STAPLES		160,613,290
ENERGY - 9.1%
Energy Equipment & Services - 1.9%
Cameron International Corp. (a)	102,000	5,953,740
Ensco PLC Class A	196,800	10,578,000
Halliburton Co.	596,900	28,740,735
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	45,000	$ 3,514,950
Rowan Companies PLC (a)	142,900	5,247,288
		54,034,713
Oil, Gas & Consumable Fuels - 7.2%
Access Midstream Partners LP	509,800	24,628,438
Anadarko Petroleum Corp.	170,500	15,854,795
Apache Corp.	214,100	18,228,474
Cabot Oil & Gas Corp.	520,000	19,406,400
Chevron Corp.	299,500	36,389,250
EPL Oil & Gas, Inc. (a)	690,400	25,620,744
Hess Corp.	95,300	7,370,502
Markwest Energy Partners LP	100,000	7,223,000
Noble Energy, Inc.	76,200	5,106,162
Occidental Petroleum Corp.	218,400	20,429,136
Suncor Energy, Inc.	330,000	11,799,330
The Williams Companies, Inc.	349,458	12,706,293
		204,762,524
TOTAL ENERGY		258,797,237
FINANCIALS - 17.1%
Capital Markets - 1.7%
BlackRock, Inc. Class A	66,000	17,860,920
Deutsche Bank AG	63,400	2,910,139
KKR & Co. LP	566,900	11,666,802
Morgan Stanley	160,000	4,312,000
Virtus Investment Partners, Inc. (a)	70,000	11,384,800
		48,134,661
Commercial Banks - 3.4%
Barclays PLC:
rights 10/1/13 (a)	183,140	860,758
sponsored ADR	732,561	12,482,839
CIT Group, Inc. (a)	100,000	4,877,000
HDFC Bank Ltd.	573,925	5,453,417
Wells Fargo & Co.	1,772,650	73,245,898
		96,919,912
Consumer Finance - 1.4%
Capital One Financial Corp.	247,100	16,985,654
Discover Financial Services	475,400	24,026,716
		41,012,370
Diversified Financial Services - 6.8%
Bank of America Corp.	5,310,000	73,278,000
Berkshire Hathaway, Inc. Class A (a)	312	53,167,920
Citigroup, Inc.	1,172,900	56,897,379
JPMorgan Chase & Co.	247,800	12,808,782
		196,152,081
Insurance - 3.4%
ACE Ltd.	40,000	3,742,400

	Shares	Value
American International Group, Inc.	815,200	$ 39,643,176
Lincoln National Corp.	303,400	12,739,766
MetLife, Inc.	750,000	35,212,500
Platinum Underwriters Holdings Ltd.	89,367	5,337,891
		96,675,733
Real Estate Management & Development - 0.4%
Iguatemi Empresa de Shopping Centers SA	590,000	6,471,552
Realogy Holdings Corp.	100,100	4,306,302
		10,777,854
TOTAL FINANCIALS		489,672,611
HEALTH CARE - 12.0%
Biotechnology - 4.6%
Alexion Pharmaceuticals, Inc. (a)	150,112	17,437,010
Amgen, Inc.	376,315	42,124,701
Biogen Idec, Inc. (a)	83,000	19,983,080
Gilead Sciences, Inc. (a)	520,000	32,676,800
Merrimack Pharmaceuticals, Inc. (a)	611,538	2,323,844
Theravance, Inc. (a)	425,000	17,378,250
		131,923,685
Health Care Equipment & Supplies - 1.2%
Ansell Ltd.	166,095	3,235,357
Boston Scientific Corp. (a)	1,069,800	12,559,452
Cerus Corp. (a)(d)	906,000	6,079,260
Insulet Corp. (a)	100,000	3,624,000
Sirona Dental Systems, Inc. (a)	130,000	8,700,900
		34,198,969
Health Care Providers & Services - 1.9%
Brookdale Senior Living, Inc. (a)	280,000	7,364,000
Express Scripts Holding Co. (a)	282,000	17,421,960
Hanger, Inc. (a)	511,338	17,262,771
MEDNAX, Inc. (a)	40,000	4,016,000
Qualicorp SA (a)	804,000	7,346,027
		53,410,758
Health Care Technology - 0.5%
Cerner Corp. (a)	249,000	13,084,950
Pharmaceuticals - 3.8%
AbbVie, Inc.	350,000	15,655,500
Actavis, Inc.	100,000	14,400,000
Allergan, Inc.	257,400	23,281,830
Merck & Co., Inc.	179,300	8,536,473
Perrigo Co.	83,000	10,240,540
PT Kalbe Farma Tbk	50,000,000	5,095,004
Shire PLC	400,000	16,001,873
Valeant Pharmaceuticals International, Inc. (Canada) (a)	122,100	12,730,974
ViroPharma, Inc. (a)	100,000	3,930,000
		109,872,194
TOTAL HEALTH CARE		342,490,556
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 8.9%
Aerospace & Defense - 3.5%
Honeywell International, Inc.	389,367	$ 32,333,036
Precision Castparts Corp.	16,000	3,635,840
United Technologies Corp.	601,500	64,853,730
		100,822,606
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	180,800	16,519,696
Airlines - 0.2%
Spirit Airlines, Inc. (a)	159,600	5,469,492
Building Products - 0.2%
A.O. Smith Corp.	99,500	4,497,400
Commercial Services & Supplies - 0.5%
United Stationers, Inc.	361,400	15,720,900
Construction & Engineering - 1.2%
EMCOR Group, Inc.	308,400	12,067,692
Foster Wheeler AG (a)	330,000	8,692,200
URS Corp.	249,376	13,403,960
		34,163,852
Electrical Equipment - 0.1%
Hubbell, Inc. Class B	30,000	3,142,200
Industrial Conglomerates - 0.6%
General Electric Co.	600,000	14,334,000
Max India Ltd.	800,000	2,452,149
		16,786,149
Professional Services - 0.8%
Nielsen Holdings B.V.	639,700	23,317,065
Road & Rail - 1.2%
Union Pacific Corp.	223,500	34,718,490
TOTAL INDUSTRIALS		255,157,850
INFORMATION TECHNOLOGY - 21.3%
Communications Equipment - 1.4%
Cisco Systems, Inc.	1,346,900	31,544,398
Nokia Corp. sponsored ADR (a)	1,500,000	9,765,000
		41,309,398
Computers & Peripherals - 0.3%
3D Systems Corp. (a)(d)	160,000	8,638,400
Electronic Equipment & Components - 0.6%
InvenSense, Inc. (a)(d)	549,000	9,673,380
SYNNEX Corp. (a)	121,499	7,466,114
		17,139,494
Internet Software & Services - 9.2%
Angie's List, Inc. (a)(d)	341,900	7,692,750
Cornerstone OnDemand, Inc. (a)	215,902	11,105,999
Demandware, Inc. (a)	139,172	6,447,839
Facebook, Inc. Class A (a)	1,854,300	93,160,032
Google, Inc. Class A (a)	134,400	117,722,301
LinkedIn Corp. (a)	55,000	13,533,300

	Shares	Value
Mail.Ru Group Ltd. GDR (e)	341,200	$ 13,033,840
Rocket Fuel, Inc.	1,100	59,114
		262,755,175
IT Services - 3.3%
Cardtronics, Inc. (a)	199,100	7,386,610
MasterCard, Inc. Class A	41,900	28,189,482
Paychex, Inc.	350,000	14,224,000
Visa, Inc. Class A	240,800	46,016,880
		95,816,972
Semiconductors & Semiconductor Equipment - 3.0%
ARM Holdings PLC	1,403,500	22,464,394
ARM Holdings PLC sponsored ADR	791,200	38,072,544
ASML Holding NV	204,012	20,148,225
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	250,000	4,240,000
		84,925,163
Software - 3.5%
Activision Blizzard, Inc.	780,000	13,002,600
Concur Technologies, Inc. (a)	30,000	3,315,000
FireEye, Inc.	90	3,738
FleetMatics Group PLC	126,400	4,746,320
Interactive Intelligence Group, Inc. (a)	24,500	1,555,505
Oracle Corp.	540,500	17,928,385
QLIK Technologies, Inc. (a)	280,000	9,587,200
salesforce.com, Inc. (a)	360,400	18,708,364
ServiceNow, Inc. (a)	180,000	9,351,000
Splunk, Inc. (a)	215,000	12,908,600
VMware, Inc. Class A (a)	20,000	1,618,000
Workday, Inc. Class A	68,400	5,535,612
Xero Ltd. (a)	100,000	1,574,723
		99,835,047
TOTAL INFORMATION TECHNOLOGY		610,419,649
MATERIALS - 3.7%
Chemicals - 1.9%
Albemarle Corp.	160,000	10,070,400
Intrepid Potash, Inc. (d)	223,400	3,502,912
Monsanto Co.	289,000	30,162,930
Sigma Aldrich Corp.	128,000	10,918,400
		54,654,642
Construction Materials - 0.3%
Vulcan Materials Co.	140,000	7,253,400
Metals & Mining - 1.5%
Alamos Gold, Inc.	370,000	5,747,294
Carpenter Technology Corp.	160,300	9,315,033
Eldorado Gold Corp.	370,000	2,496,481
Franco-Nevada Corp.	201,000	9,118,713
Goldcorp, Inc.	455,700	11,856,473
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Newcrest Mining Ltd.	255,091	$ 2,784,300
Sabina Gold & Silver Corp. (a)	2,130,000	1,819,718
		43,138,012
TOTAL MATERIALS		105,046,054
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
RingCentral, Inc.	24,700	445,094
Vodafone Group PLC sponsored ADR	223,500	7,862,730
		8,307,824
UTILITIES - 0.4%
Electric Utilities - 0.1%
ITC Holdings Corp.	35,000	3,285,100
Multi-Utilities - 0.3%
Sempra Energy	100,000	8,560,000
TOTAL UTILITIES		11,845,100
TOTAL COMMON STOCKS (Cost $2,143,365,072)		2,843,700,074
Money Market Funds - 1.1%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c) (Cost $30,618,350)	30,618,350	$ 30,618,350
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $2,173,983,422)		2,874,318,424
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(14,748,066)
NET ASSETS - 100%		$ 2,859,570,358
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,209,688 or 0.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 31,171
Fidelity Securities Lending Cash Central Fund	578,260
Total	$ 609,431
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 601,349,903	$ 601,349,903	$ -	$ -
Consumer Staples	160,613,290	134,336,321	26,276,753	216
Energy	258,797,237	258,797,237	-	-
Financials	489,672,611	480,448,297	9,224,314	-
Health Care	342,490,556	326,488,683	16,001,873	-
Industrials	255,157,850	255,157,850	-	-
Information Technology	610,419,649	587,955,255	22,464,394	-
Materials	105,046,054	105,046,054	-	-
Telecommunication Services	8,307,824	8,307,824	-	-
Utilities	11,845,100	11,845,100	-	-
Money Market Funds	30,618,350	30,618,350	-	-
Total Investments in Securities:	$ 2,874,318,424	$ 2,800,350,874	$ 73,967,334	$ 216
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.5%
United Kingdom	3.7%
Canada	3.2%
Netherlands	1.5%
Others (Individually Less Than 1%)	6.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $29,784,081) - See accompanying schedule: Unaffiliated issuers (cost $2,143,365,072)	$ 2,843,700,074
Fidelity Central Funds (cost $30,618,350)	30,618,350
Total Investments (cost $2,173,983,422)		$ 2,874,318,424
Cash		15,348
Foreign currency held at value (cost $123,846)		123,846
Receivable for investments sold Regular delivery		34,878,892
Delayed delivery		4,761,384
Receivable for fund shares sold		170,284
Dividends receivable		1,788,181
Distributions receivable from Fidelity Central Funds		17,622
Other receivables		509,555
Total assets		2,916,583,536

Liabilities
Payable for investments purchased	$ 17,823,407
Payable for fund shares redeemed	1,702,872
Accrued management fee	1,316,198
Distribution and service plan fees payable	76,564
Notes payable to affiliates	5,123,000
Other affiliated payables	189,630
Other payables and accrued expenses	163,157
Collateral on securities loaned, at value	30,618,350
Total liabilities		57,013,178

Net Assets		$ 2,859,570,358
Net Assets consist of:
Paid in capital		$ 2,452,435,897
Undistributed net investment income		13,756,209
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(306,792,022)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		700,170,274
Net Assets		$ 2,859,570,358

Statement of Assets and Liabilities - continued

September 30, 2013

Class O: Net Asset Value, offering price and redemption price per share ($2,497,595,917 ÷ 175,428,121 shares)	$ 14.24

Class A: Net Asset Value and redemption price per share ($357,202,650 ÷ 25,746,551 shares)	$ 13.87

Maximum offering price per share (100/94.25 of $13.87)	$ 14.72
Class T: Net Asset Value and redemption price per share ($1,542,594 ÷ 113,252 shares)	$ 13.62

Maximum offering price per share (100/96.50 of $13.62)	$ 14.11
Class B: Net Asset Value and offering price per share ($184,040 ÷ 13,787 shares)A	$ 13.35

Class C: Net Asset Value and offering price per share ($1,764,027 ÷ 132,473 shares)A	$ 13.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,281,130 ÷ 89,688 shares)	$ 14.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 39,856,803
Interest		281
Income from Fidelity Central Funds		609,431
Total income		40,466,515

Expenses
Management fee	$ 15,085,030
Transfer agent fees	355,088
Distribution and service plan fees	859,104
Accounting and security lending fees	809,791
Custodian fees and expenses	109,486
Independent trustees' compensation	16,456
Appreciation in deferred trustee compensation account	184
Registration fees	73,374
Audit	78,173
Legal	13,731
Interest	3,399
Miscellaneous	24,953
Total expenses before reductions	17,428,769
Expense reductions	(379,923)	17,048,846
Net investment income (loss)		23,417,669
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,583)	174,205,839
Foreign currency transactions	(123,402)
Total net realized gain (loss)		174,082,437
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $120,557)	290,328,121
Assets and liabilities in foreign currencies	(75,461)
Total change in net unrealized appreciation (depreciation)		290,252,660
Net gain (loss)		464,335,097
Net increase (decrease) in net assets resulting from operations		$ 487,752,766

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,417,669	$ 26,539,517
Net realized gain (loss)	174,082,437	118,712,660
Change in net unrealized appreciation (depreciation)	290,252,660	446,161,781
Net increase (decrease) in net assets resulting from operations	487,752,766	591,413,958
Distributions to shareholders from net investment income	(28,324,962)	(14,797,589)
Distributions to shareholders from net realized gain	-	(1,987,900)
Total distributions	(28,324,962)	(16,785,489)
Share transactions - net increase (decrease)	(311,571,874)	(299,875,605)
Total increase (decrease) in net assets	147,855,930	274,752,864

Net Assets
Beginning of period	2,711,714,428	2,436,961,564
End of period (including undistributed net investment income of $13,756,209 and undistributed net investment income of $20,421,367, respectively)	$ 2,859,570,358	$ 2,711,714,428

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.04	$ 9.67	$ 9.50	$ 8.61	$ 9.57
Income from Investment Operations
Net investment income (loss) C	.11	.12	.05	.04	.09
Net realized and unrealized gain (loss)	2.22	2.32	.18	.93	(.95)
Total from investment operations	2.33	2.44	.23	.97	(.86)
Distributions from net investment income	(.13)	(.06)	(.05)	(.07)	(.09)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.13)	(.07)	(.06)	(.08)	(.10) G
Net asset value, end of period	$ 14.24	$ 12.04	$ 9.67	$ 9.50	$ 8.61
Total Return A, B	19.62%	25.38%	2.33%	11.31%	(8.77)%
Ratios to Average Net Assets D, F
Expenses before reductions	.60%	.61%	.61%	.61%	.61%
Expenses net of fee waivers, if any	.60%	.61%	.61%	.61%	.61%
Expenses net of all reductions	.59%	.60%	.59%	.60%	.60%
Net investment income (loss)	.90%	1.05%	.48%	.44%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,497,596	$ 2,382,741	$ 2,150,649	$ 2,509,669	$ 3,278,390
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.74	$ 9.42	$ 9.26	$ 8.39	$ 9.32
Income from Investment Operations
Net investment income (loss) D	.07	.08	.01	.01	.06
Net realized and unrealized gain (loss)	2.15	2.28	.17	.90	(.93)
Total from investment operations	2.22	2.36	.18	.91	(.87)
Distributions from net investment income	(.09)	(.03)	(.01)	(.04)	(.05)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.09)	(.04)	(.02)	(.04) I	(.06) H
Net asset value, end of period	$ 13.87	$ 11.74	$ 9.42	$ 9.26	$ 8.39
Total Return A, B, C	19.12%	25.06%	1.91%	10.94%	(9.18)%
Ratios to Average Net Assets E, G
Expenses before reductions	.92%	.94%	.95%	.98%	1.02%
Expenses net of fee waivers, if any	.92%	.94%	.95%	.98%	1.02%
Expenses net of all reductions	.90%	.94%	.94%	.97%	1.01%
Net investment income (loss)	.58%	.71%	.13%	.07%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 357,203	$ 325,967	$ 284,072	$ 315,290	$ 380,175
Portfolio turnover rate F	57%	43%	118%	62%	152%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

I Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.55	$ 9.28	$ 9.15	$ 8.29	$ 9.22
Income from Investment Operations
Net investment income (loss) C	.01	.02	(.04)	(.04)	.03
Net realized and unrealized gain (loss)	2.12	2.25	.17	.90	(.93)
Total from investment operations	2.13	2.27	.13	.86	(.90)
Distributions from net investment income	(.06)	-	-	-	(.03)
Distributions from net realized gain	-	-	-	-	(.01)
Total distributions	(.06)	-	-	-	(.03) G
Net asset value, end of period	$ 13.62	$ 11.55	$ 9.28	$ 9.15	$ 8.29
Total Return A, B	18.50%	24.46%	1.42%	10.37%	(9.65)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.46%	1.45%	1.47%	1.48%
Expenses net of fee waivers, if any	1.45%	1.46%	1.45%	1.47%	1.48%
Expenses net of all reductions	1.43%	1.45%	1.43%	1.46%	1.47%
Net investment income (loss)	.05%	.20%	(.37)%	(.43)%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,543	$ 1,007	$ 739	$ 760	$ 978
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.31	$ 9.13	$ 9.05	$ 8.23	$ 9.15
Income from Investment Operations
Net investment income (loss) C	(.05)	(.03)	(.09)	(.08)	- H
Net realized and unrealized gain (loss)	2.09	2.21	.17	.90	(.92)
Total from investment operations	2.04	2.18	.08	.82	(.92)
Net asset value, end of period	$ 13.35	$ 11.31	$ 9.13	$ 9.05	$ 8.23
Total Return A, B	18.04%	23.88%	.88%	9.96%	(10.05)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.90%	1.91%	1.92%	1.94%
Expenses net of fee waivers, if any	1.90%	1.90%	1.91%	1.92%	1.94%
Expenses net of all reductions	1.89%	1.90%	1.89%	1.91%	1.93%
Net investment income (loss)	(.40)%	(.25)%	(.82)%	(.88)%	-% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 184	$ 235	$ 296	$ 368	$ 384
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.28	$ 9.11	$ 9.02	$ 8.21	$ 9.16
Income from Investment Operations
Net investment income (loss) C	(.05)	(.02)	(.08)	(.07)	- G
Net realized and unrealized gain (loss)	2.09	2.19	.17	.88	(.92)
Total from investment operations	2.04	2.17	.09	.81	(.92)
Distributions from net investment income	-	-	-	-	(.02)
Distributions from net realized gain	-	-	-	-	(.01)
Total distributions	-	-	-	-	(.03) H
Net asset value, end of period	$ 13.32	$ 11.28	$ 9.11	$ 9.02	$ 8.21
Total Return A, B	18.09%	23.82%	1.00%	9.87%	(10.00)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.90%	1.87%	1.87%	1.90%	1.93%
Expenses net of fee waivers, if any	1.90%	1.87%	1.87%	1.90%	1.93%
Expenses net of all reductions	1.88%	1.87%	1.85%	1.89%	1.92%
Net investment income (loss)	(.39)%	(.22)%	(.79)%	(.85)%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,764	$ 1,380	$ 1,007	$ 904	$ 1,042
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 9.71	$ 9.54	$ 8.59	$ 9.55
Income from Investment Operations
Net investment income (loss) B	.09	.09	.02	.02	.08
Net realized and unrealized gain (loss)	2.21	2.34	.18	.93	(.96)
Total from investment operations	2.30	2.43	.20	.95	(.88)
Distributions from net investment income	(.11)	(.04)	(.02)	-	(.07)
Distributions from net realized gain	-	(.01)	(.01)	-	(.01)
Total distributions	(.11)	(.05)	(.03)	-	(.08) F
Net asset value, end of period	$ 14.28	$ 12.09	$ 9.71	$ 9.54	$ 8.59
Total Return A	19.24%	25.10%	2.04%	11.06%	(8.99)%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.87%	.88%	.87%	.81%
Expenses net of fee waivers, if any	.79%	.87%	.88%	.87%	.81%
Expenses net of all reductions	.78%	.86%	.86%	.87%	.79%
Net investment income (loss)	.71%	.79%	.21%	.17%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,281	$ 385	$ 199	$ 144	$ 83
Portfolio turnover rate D	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II:O and Destiny Plans II:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

(ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 740,984,292
Gross unrealized depreciation	(50,918,056)
Net unrealized appreciation (depreciation) on securities and other investments	$ 690,066,236

Tax Cost	$ 2,184,252,188

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 13,845,772
Capital loss carryforward	$ (296,523,256)
Net unrealized appreciation (depreciation)	$ 689,901,508

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (296,523,256)

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 28,324,962	$ 16,785,489

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,534,138,532 and $1,820,253,267, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 835,560	$ 86,014
Class T	.25%	.25%	6,162	68
Class B	.75%	.25%	2,281	1,717
Class C	.75%	.25%	15,101	2,709
			$ 859,104	$ 90,508

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,660
Class T	982
Class B*	1,045
Class C*	307
$ 10,994

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 106,193	.00*
Class A	237,852.07
Class T	4,344.35
Class B	692.30
Class C	4,544.30
Institutional Class	1,463.20
	$ 355,088

* Amount represents less than .01%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in Statement of Operations. The commissions paid to these affiliated firms were $58,715 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,768,914.32%		$ 2,973

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,327 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $539,900. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $578,260, including $12,622 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $2,376,364. The weighted average interest rate was .59%. The interest expense amounted to $426 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $379,923 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013	2012
From net investment income
Class O	$ 25,734,262	$ 13,990,243
Class A	2,580,313	806,408
Class T	5,219	-
Institutional Class	5,168	938
Total	$ 28,324,962	$ 14,797,589

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders - continued

Years ended September 30,	2013	2012
From net realized gain
Class O	$ -	$ 1,748,781
Class A	-	238,936
Institutional Class	-	183
Total	$ -	$ 1,987,900

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013	2012	2013	2012
Class O
Shares sold	6,948,016	10,434,346	$ 87,890,391	$ 114,058,494
Reinvestment of distributions	2,051,618	1,358,755	23,901,376	14,049,563
Shares redeemed	(31,414,203)	(36,427,298)	(399,023,736)	(402,171,333)
Net increase (decrease)	(22,414,569)	(24,634,197)	$ (287,231,969)	$ (274,063,276)
Class A
Shares sold	2,623,878	3,750,361	$ 32,424,598	$ 39,921,997
Reinvestment of distributions	209,197	83,408	2,380,704	842,414
Shares redeemed	(4,859,572)	(6,218,363)	(60,273,008)	(66,774,764)
Net increase (decrease)	(2,026,497)	(2,384,594)	$ (25,467,706)	$ (26,010,353)
Class T
Shares sold	35,032	21,141	$ 426,823	$ 229,057
Reinvestment of distributions	457	-	5,123	-
Shares redeemed	(9,492)	(13,462)	(114,547)	(143,670)
Net increase (decrease)	25,997	7,679	$ 317,399	$ 85,387
Class B
Shares sold	5,717	85	$ 66,052	$ 898
Shares redeemed	(12,670)	(11,767)	(154,871)	(127,919)
Net increase (decrease)	(6,953)	(11,682)	$ (88,819)	$ (127,021)
Class C
Shares sold	32,583	24,280	$ 391,689	$ 259,405
Shares redeemed	(22,388)	(12,559)	(265,294)	(129,432)
Net increase (decrease)	10,195	11,721	$ 126,395	$ 129,973
Institutional Class
Shares sold	75,192	42,525	$ 993,391	$ 464,491
Reinvestment of distributions	421	98	4,928	1,016
Shares redeemed	(17,768)	(31,313)	(225,493)	(355,822)
Net increase (decrease)	57,845	11,310	$ 772,826	$ 109,685

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B and Class C designate 100%, 100%, 0% and 0% of the dividends distributed respectively during fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100%, 100%, 0% and 0% of dividends distributed respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Capital Development Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2012 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADESII-UANN-1113
1.814755.108

Fidelity Advisor®

Capital Development Fund -

Institutional Class

Annual Report

September 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	19.24%	9.00%	6.73%

A The initial offering of Institutional Class shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class O, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity Advisor® Capital Development Fund - Institutional Class on September 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on July 12, 2005. See footnote above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Harlan Carere, Portfolio Manager of Fidelity Advisor® Capital Development Fund: For the year, the fund's Institutional Class shares returned 19.24%, trailing the S&P 500®. Versus the index, some Canadian gold-mining stocks figured prominently among the fund's largest detractors, as inflation remained contained, the price of gold fell sharply and the Canadian dollar depreciated against its U.S. counterpart. The biggest relative detractor was Goldcorp, which I trimmed. Agnico-Eagle Mines, which I sold, also hurt. Performance was further hampered by development-stage biotechnology firm Dynavax Technologies. In November, this stock took a spill after the company received a negative ruling from the U.S. Food and Drug Administration regarding the safety of HEPLISAVTM, a medication to treat hepatitis B. Initially, I was optimistic that the company would move past this setback, but I decided there were better opportunities elsewhere and ultimately sold the stock. I'll also mention untimely positioning in Apple, which the fund did not own at period end. Conversely, the fund benefited from some outperforming growth stocks. One of these was social-media platform Facebook, whose second-quarter sales and earnings surprised to the upside, lifting its stock. Other contributors included U.K.-based ARM Holdings, which designs microprocessors that offer high performance with low power consumption, and electric automaker Tesla Motors. I considerably reduced our position in ARM Holdings as the favorable story here became more widely appreciated. All the stocks I've mentioned, except for Apple, were not part of the index. Among sectors, I increased the fund's allocation to financials, while reducing materials and consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period* April 1, 2013 to September 30, 2013
Class O	.60%
Actual		$ 1,000.00	$ 1,119.50	$ 3.19
HypotheticalA		$ 1,000.00	$ 1,022.06	$ 3.04
Class A	.90%
Actual		$ 1,000.00	$ 1,116.70	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.56	$ 4.56
Class T	1.45%
Actual		$ 1,000.00	$ 1,113.70	$ 7.68
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.33
Class B	1.90%
Actual		$ 1,000.00	$ 1,111.60	$ 10.06
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.90%
Actual		$ 1,000.00	$ 1,111.90	$ 10.06
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,117.40	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,021.21	$ 3.90

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	4.1	3.9
Facebook, Inc. Class A	3.3	0.7
Bank of America Corp.	2.6	0.5
Wells Fargo & Co.	2.6	2.4
United Technologies Corp.	2.3	2.1
The Walt Disney Co.	2.2	2.0
ARM Holdings PLC	2.1	1.4
Citigroup, Inc.	2.0	1.9
Berkshire Hathaway, Inc. Class A	1.8	1.8
Visa, Inc. Class A	1.6	1.5
	24.6
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.3	17.7
Consumer Discretionary	21.0	20.2
Financials	17.1	14.0
Health Care	12.0	11.7
Energy	9.1	11.1
Asset Allocation (% of fund's net assets)
As of September 30, 2013*		As of March 31, 2013**
	Stocks 99.4%		Stocks 99.8%
	Short-Term Investments and Net Other Assets (Liabilities) 0.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	14.5%	** Foreign investments	16.9%

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 21.0%
Auto Components - 0.5%
Johnson Controls, Inc.	360,000	$ 14,940,000
Automobiles - 1.4%
General Motors Co. (a)	152,700	5,492,619
Kia Motors Corp.	135,000	8,204,048
Tesla Motors, Inc. (a)(d)	131,400	25,415,388
		39,112,055
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	1,590,000	9,512,882
Hotels, Restaurants & Leisure - 2.0%
Dunkin' Brands Group, Inc.	100,800	4,562,208
Fiesta Restaurant Group, Inc. (a)	3,200	120,512
Jubilant Foodworks Ltd. (a)	220,000	4,064,148
Las Vegas Sands Corp.	213,200	14,160,744
McDonald's Corp.	90,000	8,658,900
Starbucks Corp.	260,000	20,012,200
The Cheesecake Factory, Inc.	145,000	6,372,750
		57,951,462
Household Durables - 0.3%
Jarden Corp. (a)	175,700	8,503,880
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	115,100	35,984,864
priceline.com, Inc. (a)	9,600	9,705,120
		45,689,984
Leisure Equipment & Products - 0.5%
Bauer Performance Sports Ltd. (a)(e)	817,600	10,175,848
BRP, Inc.	167,800	4,406,573
		14,582,421
Media - 4.2%
CBS Corp. Class B	260,000	14,341,600
Comcast Corp. Class A	670,000	30,250,500
The Walt Disney Co.	950,200	61,278,398
Time Warner, Inc.	100,000	6,581,000
Twenty-First Century Fox, Inc.:
Class A	100,000	3,350,000
Class B	100,000	3,340,000
		119,141,498
Multiline Retail - 0.5%
Dollarama, Inc.	194,800	15,830,987
Specialty Retail - 5.6%
Ascena Retail Group, Inc. (a)	400,000	7,972,000
AutoCanada, Inc.	210,000	7,533,129
AutoZone, Inc. (a)	27,200	11,498,256
Destination Maternity Corp.	148,600	4,725,480
Guess?, Inc.	221,000	6,596,850
Lithia Motors, Inc. Class A (sub. vtg.)	180,000	13,132,800
Murphy U.S.A., Inc.	395,900	15,990,401
New York & Co., Inc. (a)	624,499	3,609,604

	Shares	Value
PT ACE Hardware Indonesia Tbk	89,990,000	$ 5,439,824
Restoration Hardware Holdings, Inc.	245,200	15,533,420
Ross Stores, Inc.	491,070	35,749,896
TJX Companies, Inc.	557,900	31,459,981
		159,241,641
Textiles, Apparel & Luxury Goods - 4.1%
Brunello Cucinelli SpA	390,500	12,689,476
Fifth & Pacific Companies, Inc. (a)	252,200	6,337,786
NIKE, Inc. Class B	327,400	23,782,336
PVH Corp.	224,165	26,606,144
Ralph Lauren Corp.	82,500	13,590,225
Samsonite International SA	2,307,600	6,441,488
Steven Madden Ltd. (a)	195,903	10,545,458
VF Corp.	84,653	16,850,180
		116,843,093
TOTAL CONSUMER DISCRETIONARY		601,349,903
CONSUMER STAPLES - 5.6%
Beverages - 1.4%
Anheuser-Busch InBev SA NV	83,846	8,317,332
Anheuser-Busch InBev SA NV:
ADR	65,000	6,448,000
(strip VVPR) (a)	160,000	216
Beam, Inc.	230,000	14,869,500
The Coca-Cola Co.	300,000	11,364,000
		40,999,048
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	332,000	18,841,000
PriceSmart, Inc.	107,300	10,219,252
Sprouts Farmers Market LLC	4,100	181,999
Whole Foods Market, Inc.	410,000	23,985,000
		53,227,251
Food Products - 0.3%
TreeHouse Foods, Inc. (a)	120,700	8,066,381
Household Products - 0.6%
Colgate-Palmolive Co.	301,600	17,884,880
Tobacco - 1.4%
British American Tobacco PLC (United Kingdom)	170,000	8,946,978
Japan Tobacco, Inc.	250,000	9,012,443
Lorillard, Inc.	196,600	8,803,748
Philip Morris International, Inc.	157,900	13,672,561
		40,435,730
TOTAL CONSUMER STAPLES		160,613,290
ENERGY - 9.1%
Energy Equipment & Services - 1.9%
Cameron International Corp. (a)	102,000	5,953,740
Ensco PLC Class A	196,800	10,578,000
Halliburton Co.	596,900	28,740,735
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	45,000	$ 3,514,950
Rowan Companies PLC (a)	142,900	5,247,288
		54,034,713
Oil, Gas & Consumable Fuels - 7.2%
Access Midstream Partners LP	509,800	24,628,438
Anadarko Petroleum Corp.	170,500	15,854,795
Apache Corp.	214,100	18,228,474
Cabot Oil & Gas Corp.	520,000	19,406,400
Chevron Corp.	299,500	36,389,250
EPL Oil & Gas, Inc. (a)	690,400	25,620,744
Hess Corp.	95,300	7,370,502
Markwest Energy Partners LP	100,000	7,223,000
Noble Energy, Inc.	76,200	5,106,162
Occidental Petroleum Corp.	218,400	20,429,136
Suncor Energy, Inc.	330,000	11,799,330
The Williams Companies, Inc.	349,458	12,706,293
		204,762,524
TOTAL ENERGY		258,797,237
FINANCIALS - 17.1%
Capital Markets - 1.7%
BlackRock, Inc. Class A	66,000	17,860,920
Deutsche Bank AG	63,400	2,910,139
KKR & Co. LP	566,900	11,666,802
Morgan Stanley	160,000	4,312,000
Virtus Investment Partners, Inc. (a)	70,000	11,384,800
		48,134,661
Commercial Banks - 3.4%
Barclays PLC:
rights 10/1/13 (a)	183,140	860,758
sponsored ADR	732,561	12,482,839
CIT Group, Inc. (a)	100,000	4,877,000
HDFC Bank Ltd.	573,925	5,453,417
Wells Fargo & Co.	1,772,650	73,245,898
		96,919,912
Consumer Finance - 1.4%
Capital One Financial Corp.	247,100	16,985,654
Discover Financial Services	475,400	24,026,716
		41,012,370
Diversified Financial Services - 6.8%
Bank of America Corp.	5,310,000	73,278,000
Berkshire Hathaway, Inc. Class A (a)	312	53,167,920
Citigroup, Inc.	1,172,900	56,897,379
JPMorgan Chase & Co.	247,800	12,808,782
		196,152,081
Insurance - 3.4%
ACE Ltd.	40,000	3,742,400

	Shares	Value
American International Group, Inc.	815,200	$ 39,643,176
Lincoln National Corp.	303,400	12,739,766
MetLife, Inc.	750,000	35,212,500
Platinum Underwriters Holdings Ltd.	89,367	5,337,891
		96,675,733
Real Estate Management & Development - 0.4%
Iguatemi Empresa de Shopping Centers SA	590,000	6,471,552
Realogy Holdings Corp.	100,100	4,306,302
		10,777,854
TOTAL FINANCIALS		489,672,611
HEALTH CARE - 12.0%
Biotechnology - 4.6%
Alexion Pharmaceuticals, Inc. (a)	150,112	17,437,010
Amgen, Inc.	376,315	42,124,701
Biogen Idec, Inc. (a)	83,000	19,983,080
Gilead Sciences, Inc. (a)	520,000	32,676,800
Merrimack Pharmaceuticals, Inc. (a)	611,538	2,323,844
Theravance, Inc. (a)	425,000	17,378,250
		131,923,685
Health Care Equipment & Supplies - 1.2%
Ansell Ltd.	166,095	3,235,357
Boston Scientific Corp. (a)	1,069,800	12,559,452
Cerus Corp. (a)(d)	906,000	6,079,260
Insulet Corp. (a)	100,000	3,624,000
Sirona Dental Systems, Inc. (a)	130,000	8,700,900
		34,198,969
Health Care Providers & Services - 1.9%
Brookdale Senior Living, Inc. (a)	280,000	7,364,000
Express Scripts Holding Co. (a)	282,000	17,421,960
Hanger, Inc. (a)	511,338	17,262,771
MEDNAX, Inc. (a)	40,000	4,016,000
Qualicorp SA (a)	804,000	7,346,027
		53,410,758
Health Care Technology - 0.5%
Cerner Corp. (a)	249,000	13,084,950
Pharmaceuticals - 3.8%
AbbVie, Inc.	350,000	15,655,500
Actavis, Inc.	100,000	14,400,000
Allergan, Inc.	257,400	23,281,830
Merck & Co., Inc.	179,300	8,536,473
Perrigo Co.	83,000	10,240,540
PT Kalbe Farma Tbk	50,000,000	5,095,004
Shire PLC	400,000	16,001,873
Valeant Pharmaceuticals International, Inc. (Canada) (a)	122,100	12,730,974
ViroPharma, Inc. (a)	100,000	3,930,000
		109,872,194
TOTAL HEALTH CARE		342,490,556
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 8.9%
Aerospace & Defense - 3.5%
Honeywell International, Inc.	389,367	$ 32,333,036
Precision Castparts Corp.	16,000	3,635,840
United Technologies Corp.	601,500	64,853,730
		100,822,606
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	180,800	16,519,696
Airlines - 0.2%
Spirit Airlines, Inc. (a)	159,600	5,469,492
Building Products - 0.2%
A.O. Smith Corp.	99,500	4,497,400
Commercial Services & Supplies - 0.5%
United Stationers, Inc.	361,400	15,720,900
Construction & Engineering - 1.2%
EMCOR Group, Inc.	308,400	12,067,692
Foster Wheeler AG (a)	330,000	8,692,200
URS Corp.	249,376	13,403,960
		34,163,852
Electrical Equipment - 0.1%
Hubbell, Inc. Class B	30,000	3,142,200
Industrial Conglomerates - 0.6%
General Electric Co.	600,000	14,334,000
Max India Ltd.	800,000	2,452,149
		16,786,149
Professional Services - 0.8%
Nielsen Holdings B.V.	639,700	23,317,065
Road & Rail - 1.2%
Union Pacific Corp.	223,500	34,718,490
TOTAL INDUSTRIALS		255,157,850
INFORMATION TECHNOLOGY - 21.3%
Communications Equipment - 1.4%
Cisco Systems, Inc.	1,346,900	31,544,398
Nokia Corp. sponsored ADR (a)	1,500,000	9,765,000
		41,309,398
Computers & Peripherals - 0.3%
3D Systems Corp. (a)(d)	160,000	8,638,400
Electronic Equipment & Components - 0.6%
InvenSense, Inc. (a)(d)	549,000	9,673,380
SYNNEX Corp. (a)	121,499	7,466,114
		17,139,494
Internet Software & Services - 9.2%
Angie's List, Inc. (a)(d)	341,900	7,692,750
Cornerstone OnDemand, Inc. (a)	215,902	11,105,999
Demandware, Inc. (a)	139,172	6,447,839
Facebook, Inc. Class A (a)	1,854,300	93,160,032
Google, Inc. Class A (a)	134,400	117,722,301
LinkedIn Corp. (a)	55,000	13,533,300

	Shares	Value
Mail.Ru Group Ltd. GDR (e)	341,200	$ 13,033,840
Rocket Fuel, Inc.	1,100	59,114
		262,755,175
IT Services - 3.3%
Cardtronics, Inc. (a)	199,100	7,386,610
MasterCard, Inc. Class A	41,900	28,189,482
Paychex, Inc.	350,000	14,224,000
Visa, Inc. Class A	240,800	46,016,880
		95,816,972
Semiconductors & Semiconductor Equipment - 3.0%
ARM Holdings PLC	1,403,500	22,464,394
ARM Holdings PLC sponsored ADR	791,200	38,072,544
ASML Holding NV	204,012	20,148,225
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	250,000	4,240,000
		84,925,163
Software - 3.5%
Activision Blizzard, Inc.	780,000	13,002,600
Concur Technologies, Inc. (a)	30,000	3,315,000
FireEye, Inc.	90	3,738
FleetMatics Group PLC	126,400	4,746,320
Interactive Intelligence Group, Inc. (a)	24,500	1,555,505
Oracle Corp.	540,500	17,928,385
QLIK Technologies, Inc. (a)	280,000	9,587,200
salesforce.com, Inc. (a)	360,400	18,708,364
ServiceNow, Inc. (a)	180,000	9,351,000
Splunk, Inc. (a)	215,000	12,908,600
VMware, Inc. Class A (a)	20,000	1,618,000
Workday, Inc. Class A	68,400	5,535,612
Xero Ltd. (a)	100,000	1,574,723
		99,835,047
TOTAL INFORMATION TECHNOLOGY		610,419,649
MATERIALS - 3.7%
Chemicals - 1.9%
Albemarle Corp.	160,000	10,070,400
Intrepid Potash, Inc. (d)	223,400	3,502,912
Monsanto Co.	289,000	30,162,930
Sigma Aldrich Corp.	128,000	10,918,400
		54,654,642
Construction Materials - 0.3%
Vulcan Materials Co.	140,000	7,253,400
Metals & Mining - 1.5%
Alamos Gold, Inc.	370,000	5,747,294
Carpenter Technology Corp.	160,300	9,315,033
Eldorado Gold Corp.	370,000	2,496,481
Franco-Nevada Corp.	201,000	9,118,713
Goldcorp, Inc.	455,700	11,856,473
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Newcrest Mining Ltd.	255,091	$ 2,784,300
Sabina Gold & Silver Corp. (a)	2,130,000	1,819,718
		43,138,012
TOTAL MATERIALS		105,046,054
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
RingCentral, Inc.	24,700	445,094
Vodafone Group PLC sponsored ADR	223,500	7,862,730
		8,307,824
UTILITIES - 0.4%
Electric Utilities - 0.1%
ITC Holdings Corp.	35,000	3,285,100
Multi-Utilities - 0.3%
Sempra Energy	100,000	8,560,000
TOTAL UTILITIES		11,845,100
TOTAL COMMON STOCKS (Cost $2,143,365,072)		2,843,700,074
Money Market Funds - 1.1%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c) (Cost $30,618,350)	30,618,350	$ 30,618,350
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $2,173,983,422)		2,874,318,424
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(14,748,066)
NET ASSETS - 100%		$ 2,859,570,358
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,209,688 or 0.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 31,171
Fidelity Securities Lending Cash Central Fund	578,260
Total	$ 609,431
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 601,349,903	$ 601,349,903	$ -	$ -
Consumer Staples	160,613,290	134,336,321	26,276,753	216
Energy	258,797,237	258,797,237	-	-
Financials	489,672,611	480,448,297	9,224,314	-
Health Care	342,490,556	326,488,683	16,001,873	-
Industrials	255,157,850	255,157,850	-	-
Information Technology	610,419,649	587,955,255	22,464,394	-
Materials	105,046,054	105,046,054	-	-
Telecommunication Services	8,307,824	8,307,824	-	-
Utilities	11,845,100	11,845,100	-	-
Money Market Funds	30,618,350	30,618,350	-	-
Total Investments in Securities:	$ 2,874,318,424	$ 2,800,350,874	$ 73,967,334	$ 216
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.5%
United Kingdom	3.7%
Canada	3.2%
Netherlands	1.5%
Others (Individually Less Than 1%)	6.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $29,784,081) - See accompanying schedule: Unaffiliated issuers (cost $2,143,365,072)	$ 2,843,700,074
Fidelity Central Funds (cost $30,618,350)	30,618,350
Total Investments (cost $2,173,983,422)		$ 2,874,318,424
Cash		15,348
Foreign currency held at value (cost $123,846)		123,846
Receivable for investments sold Regular delivery		34,878,892
Delayed delivery		4,761,384
Receivable for fund shares sold		170,284
Dividends receivable		1,788,181
Distributions receivable from Fidelity Central Funds		17,622
Other receivables		509,555
Total assets		2,916,583,536

Liabilities
Payable for investments purchased	$ 17,823,407
Payable for fund shares redeemed	1,702,872
Accrued management fee	1,316,198
Distribution and service plan fees payable	76,564
Notes payable to affiliates	5,123,000
Other affiliated payables	189,630
Other payables and accrued expenses	163,157
Collateral on securities loaned, at value	30,618,350
Total liabilities		57,013,178

Net Assets		$ 2,859,570,358
Net Assets consist of:
Paid in capital		$ 2,452,435,897
Undistributed net investment income		13,756,209
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(306,792,022)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		700,170,274
Net Assets		$ 2,859,570,358

Statement of Assets and Liabilities - continued

September 30, 2013

Class O: Net Asset Value, offering price and redemption price per share ($2,497,595,917 ÷ 175,428,121 shares)	$ 14.24

Class A: Net Asset Value and redemption price per share ($357,202,650 ÷ 25,746,551 shares)	$ 13.87

Maximum offering price per share (100/94.25 of $13.87)	$ 14.72
Class T: Net Asset Value and redemption price per share ($1,542,594 ÷ 113,252 shares)	$ 13.62

Maximum offering price per share (100/96.50 of $13.62)	$ 14.11
Class B: Net Asset Value and offering price per share ($184,040 ÷ 13,787 shares)A	$ 13.35

Class C: Net Asset Value and offering price per share ($1,764,027 ÷ 132,473 shares)A	$ 13.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,281,130 ÷ 89,688 shares)	$ 14.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 39,856,803
Interest		281
Income from Fidelity Central Funds		609,431
Total income		40,466,515

Expenses
Management fee	$ 15,085,030
Transfer agent fees	355,088
Distribution and service plan fees	859,104
Accounting and security lending fees	809,791
Custodian fees and expenses	109,486
Independent trustees' compensation	16,456
Appreciation in deferred trustee compensation account	184
Registration fees	73,374
Audit	78,173
Legal	13,731
Interest	3,399
Miscellaneous	24,953
Total expenses before reductions	17,428,769
Expense reductions	(379,923)	17,048,846
Net investment income (loss)		23,417,669
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,583)	174,205,839
Foreign currency transactions	(123,402)
Total net realized gain (loss)		174,082,437
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $120,557)	290,328,121
Assets and liabilities in foreign currencies	(75,461)
Total change in net unrealized appreciation (depreciation)		290,252,660
Net gain (loss)		464,335,097
Net increase (decrease) in net assets resulting from operations		$ 487,752,766

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,417,669	$ 26,539,517
Net realized gain (loss)	174,082,437	118,712,660
Change in net unrealized appreciation (depreciation)	290,252,660	446,161,781
Net increase (decrease) in net assets resulting from operations	487,752,766	591,413,958
Distributions to shareholders from net investment income	(28,324,962)	(14,797,589)
Distributions to shareholders from net realized gain	-	(1,987,900)
Total distributions	(28,324,962)	(16,785,489)
Share transactions - net increase (decrease)	(311,571,874)	(299,875,605)
Total increase (decrease) in net assets	147,855,930	274,752,864

Net Assets
Beginning of period	2,711,714,428	2,436,961,564
End of period (including undistributed net investment income of $13,756,209 and undistributed net investment income of $20,421,367, respectively)	$ 2,859,570,358	$ 2,711,714,428

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.04	$ 9.67	$ 9.50	$ 8.61	$ 9.57
Income from Investment Operations
Net investment income (loss) C	.11	.12	.05	.04	.09
Net realized and unrealized gain (loss)	2.22	2.32	.18	.93	(.95)
Total from investment operations	2.33	2.44	.23	.97	(.86)
Distributions from net investment income	(.13)	(.06)	(.05)	(.07)	(.09)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.13)	(.07)	(.06)	(.08)	(.10) G
Net asset value, end of period	$ 14.24	$ 12.04	$ 9.67	$ 9.50	$ 8.61
Total Return A, B	19.62%	25.38%	2.33%	11.31%	(8.77)%
Ratios to Average Net Assets D, F
Expenses before reductions	.60%	.61%	.61%	.61%	.61%
Expenses net of fee waivers, if any	.60%	.61%	.61%	.61%	.61%
Expenses net of all reductions	.59%	.60%	.59%	.60%	.60%
Net investment income (loss)	.90%	1.05%	.48%	.44%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,497,596	$ 2,382,741	$ 2,150,649	$ 2,509,669	$ 3,278,390
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.74	$ 9.42	$ 9.26	$ 8.39	$ 9.32
Income from Investment Operations
Net investment income (loss) D	.07	.08	.01	.01	.06
Net realized and unrealized gain (loss)	2.15	2.28	.17	.90	(.93)
Total from investment operations	2.22	2.36	.18	.91	(.87)
Distributions from net investment income	(.09)	(.03)	(.01)	(.04)	(.05)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.09)	(.04)	(.02)	(.04) I	(.06) H
Net asset value, end of period	$ 13.87	$ 11.74	$ 9.42	$ 9.26	$ 8.39
Total Return A, B, C	19.12%	25.06%	1.91%	10.94%	(9.18)%
Ratios to Average Net Assets E, G
Expenses before reductions	.92%	.94%	.95%	.98%	1.02%
Expenses net of fee waivers, if any	.92%	.94%	.95%	.98%	1.02%
Expenses net of all reductions	.90%	.94%	.94%	.97%	1.01%
Net investment income (loss)	.58%	.71%	.13%	.07%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 357,203	$ 325,967	$ 284,072	$ 315,290	$ 380,175
Portfolio turnover rate F	57%	43%	118%	62%	152%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

I Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.55	$ 9.28	$ 9.15	$ 8.29	$ 9.22
Income from Investment Operations
Net investment income (loss) C	.01	.02	(.04)	(.04)	.03
Net realized and unrealized gain (loss)	2.12	2.25	.17	.90	(.93)
Total from investment operations	2.13	2.27	.13	.86	(.90)
Distributions from net investment income	(.06)	-	-	-	(.03)
Distributions from net realized gain	-	-	-	-	(.01)
Total distributions	(.06)	-	-	-	(.03) G
Net asset value, end of period	$ 13.62	$ 11.55	$ 9.28	$ 9.15	$ 8.29
Total Return A, B	18.50%	24.46%	1.42%	10.37%	(9.65)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.46%	1.45%	1.47%	1.48%
Expenses net of fee waivers, if any	1.45%	1.46%	1.45%	1.47%	1.48%
Expenses net of all reductions	1.43%	1.45%	1.43%	1.46%	1.47%
Net investment income (loss)	.05%	.20%	(.37)%	(.43)%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,543	$ 1,007	$ 739	$ 760	$ 978
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.31	$ 9.13	$ 9.05	$ 8.23	$ 9.15
Income from Investment Operations
Net investment income (loss) C	(.05)	(.03)	(.09)	(.08)	- H
Net realized and unrealized gain (loss)	2.09	2.21	.17	.90	(.92)
Total from investment operations	2.04	2.18	.08	.82	(.92)
Net asset value, end of period	$ 13.35	$ 11.31	$ 9.13	$ 9.05	$ 8.23
Total Return A, B	18.04%	23.88%	.88%	9.96%	(10.05)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.90%	1.91%	1.92%	1.94%
Expenses net of fee waivers, if any	1.90%	1.90%	1.91%	1.92%	1.94%
Expenses net of all reductions	1.89%	1.90%	1.89%	1.91%	1.93%
Net investment income (loss)	(.40)%	(.25)%	(.82)%	(.88)%	-% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 184	$ 235	$ 296	$ 368	$ 384
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.28	$ 9.11	$ 9.02	$ 8.21	$ 9.16
Income from Investment Operations
Net investment income (loss) C	(.05)	(.02)	(.08)	(.07)	- G
Net realized and unrealized gain (loss)	2.09	2.19	.17	.88	(.92)
Total from investment operations	2.04	2.17	.09	.81	(.92)
Distributions from net investment income	-	-	-	-	(.02)
Distributions from net realized gain	-	-	-	-	(.01)
Total distributions	-	-	-	-	(.03) H
Net asset value, end of period	$ 13.32	$ 11.28	$ 9.11	$ 9.02	$ 8.21
Total Return A, B	18.09%	23.82%	1.00%	9.87%	(10.00)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.90%	1.87%	1.87%	1.90%	1.93%
Expenses net of fee waivers, if any	1.90%	1.87%	1.87%	1.90%	1.93%
Expenses net of all reductions	1.88%	1.87%	1.85%	1.89%	1.92%
Net investment income (loss)	(.39)%	(.22)%	(.79)%	(.85)%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,764	$ 1,380	$ 1,007	$ 904	$ 1,042
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 9.71	$ 9.54	$ 8.59	$ 9.55
Income from Investment Operations
Net investment income (loss) B	.09	.09	.02	.02	.08
Net realized and unrealized gain (loss)	2.21	2.34	.18	.93	(.96)
Total from investment operations	2.30	2.43	.20	.95	(.88)
Distributions from net investment income	(.11)	(.04)	(.02)	-	(.07)
Distributions from net realized gain	-	(.01)	(.01)	-	(.01)
Total distributions	(.11)	(.05)	(.03)	-	(.08) F
Net asset value, end of period	$ 14.28	$ 12.09	$ 9.71	$ 9.54	$ 8.59
Total Return A	19.24%	25.10%	2.04%	11.06%	(8.99)%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.87%	.88%	.87%	.81%
Expenses net of fee waivers, if any	.79%	.87%	.88%	.87%	.81%
Expenses net of all reductions	.78%	.86%	.86%	.87%	.79%
Net investment income (loss)	.71%	.79%	.21%	.17%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,281	$ 385	$ 199	$ 144	$ 83
Portfolio turnover rate D	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II:O and Destiny Plans II:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

(ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 740,984,292
Gross unrealized depreciation	(50,918,056)
Net unrealized appreciation (depreciation) on securities and other investments	$ 690,066,236

Tax Cost	$ 2,184,252,188

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 13,845,772
Capital loss carryforward	$ (296,523,256)
Net unrealized appreciation (depreciation)	$ 689,901,508

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (296,523,256)

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 28,324,962	$ 16,785,489

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,534,138,532 and $1,820,253,267, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 835,560	$ 86,014
Class T	.25%	.25%	6,162	68
Class B	.75%	.25%	2,281	1,717
Class C	.75%	.25%	15,101	2,709
			$ 859,104	$ 90,508

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,660
Class T	982
Class B*	1,045
Class C*	307
$ 10,994

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 106,193	.00*
Class A	237,852.07
Class T	4,344.35
Class B	692.30
Class C	4,544.30
Institutional Class	1,463.20
	$ 355,088

* Amount represents less than .01%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in Statement of Operations. The commissions paid to these affiliated firms were $58,715 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,768,914.32%		$ 2,973

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,327 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $539,900. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $578,260, including $12,622 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $2,376,364. The weighted average interest rate was .59%. The interest expense amounted to $426 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $379,923 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013	2012
From net investment income
Class O	$ 25,734,262	$ 13,990,243
Class A	2,580,313	806,408
Class T	5,219	-
Institutional Class	5,168	938
Total	$ 28,324,962	$ 14,797,589

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders - continued

Years ended September 30,	2013	2012
From net realized gain
Class O	$ -	$ 1,748,781
Class A	-	238,936
Institutional Class	-	183
Total	$ -	$ 1,987,900

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013	2012	2013	2012
Class O
Shares sold	6,948,016	10,434,346	$ 87,890,391	$ 114,058,494
Reinvestment of distributions	2,051,618	1,358,755	23,901,376	14,049,563
Shares redeemed	(31,414,203)	(36,427,298)	(399,023,736)	(402,171,333)
Net increase (decrease)	(22,414,569)	(24,634,197)	$ (287,231,969)	$ (274,063,276)
Class A
Shares sold	2,623,878	3,750,361	$ 32,424,598	$ 39,921,997
Reinvestment of distributions	209,197	83,408	2,380,704	842,414
Shares redeemed	(4,859,572)	(6,218,363)	(60,273,008)	(66,774,764)
Net increase (decrease)	(2,026,497)	(2,384,594)	$ (25,467,706)	$ (26,010,353)
Class T
Shares sold	35,032	21,141	$ 426,823	$ 229,057
Reinvestment of distributions	457	-	5,123	-
Shares redeemed	(9,492)	(13,462)	(114,547)	(143,670)
Net increase (decrease)	25,997	7,679	$ 317,399	$ 85,387
Class B
Shares sold	5,717	85	$ 66,052	$ 898
Shares redeemed	(12,670)	(11,767)	(154,871)	(127,919)
Net increase (decrease)	(6,953)	(11,682)	$ (88,819)	$ (127,021)
Class C
Shares sold	32,583	24,280	$ 391,689	$ 259,405
Shares redeemed	(22,388)	(12,559)	(265,294)	(129,432)
Net increase (decrease)	10,195	11,721	$ 126,395	$ 129,973
Institutional Class
Shares sold	75,192	42,525	$ 993,391	$ 464,491
Reinvestment of distributions	421	98	4,928	1,016
Shares redeemed	(17,768)	(31,313)	(225,493)	(355,822)
Net increase (decrease)	57,845	11,310	$ 772,826	$ 109,685

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Capital Development Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2012 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADESII-I-UANN-1113
1.814761.108

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Capital Development Fund -

Class A

Annual Report

September 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Past 10 years
Class A	19.12%	8.87%	6.45%
$50/month 15-Year Plan A	-40.44%	6.60%	5.91%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Capital Development Fund - Class A on September 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Harlan Carere, Portfolio Manager of Fidelity Advisor® Capital Development Fund: For the year, the fund's Class A shares returned 19.12%, trailing the S&P 500®. Versus the index, some Canadian gold-mining stocks figured prominently among the fund's largest detractors, as inflation remained contained, the price of gold fell sharply and the Canadian dollar depreciated against its U.S. counterpart. The biggest relative detractor was Goldcorp, which I trimmed. Agnico-Eagle Mines, which I sold, also hurt. Performance was further hampered by development-stage biotechnology firm Dynavax Technologies. In November, this stock took a spill after the company received a negative ruling from the U.S. Food and Drug Administration regarding the safety of HEPLISAVTM, a medication to treat hepatitis B. Initially, I was optimistic that the company would move past this setback, but I decided there were better opportunities elsewhere and ultimately sold the stock. I'll also mention untimely positioning in Apple, which the fund did not own at period end. Conversely, the fund benefited from some outperforming growth stocks. One of these was social-media platform Facebook, whose second-quarter sales and earnings surprised to the upside, lifting its stock. Other contributors included U.K.-based ARM Holdings, which designs microprocessors that offer high performance with low power consumption, and electric automaker Tesla Motors. I considerably reduced our position in ARM Holdings as the favorable story here became more widely appreciated. All the stocks I've mentioned, except for Apple, were not part of the index. Among sectors, I increased the fund's allocation to financials, while reducing materials and consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period* April 1, 2013 to September 30, 2013
Class O	.60%
Actual		$ 1,000.00	$ 1,119.50	$ 3.19
HypotheticalA		$ 1,000.00	$ 1,022.06	$ 3.04
Class A	.90%
Actual		$ 1,000.00	$ 1,116.70	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.56	$ 4.56
Class T	1.45%
Actual		$ 1,000.00	$ 1,113.70	$ 7.68
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.33
Class B	1.90%
Actual		$ 1,000.00	$ 1,111.60	$ 10.06
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.90%
Actual		$ 1,000.00	$ 1,111.90	$ 10.06
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,117.40	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,021.21	$ 3.90

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	4.1	3.9
Facebook, Inc. Class A	3.3	0.7
Bank of America Corp.	2.6	0.5
Wells Fargo & Co.	2.6	2.4
United Technologies Corp.	2.3	2.1
The Walt Disney Co.	2.2	2.0
ARM Holdings PLC	2.1	1.4
Citigroup, Inc.	2.0	1.9
Berkshire Hathaway, Inc. Class A	1.8	1.8
Visa, Inc. Class A	1.6	1.5
	24.6
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.3	17.7
Consumer Discretionary	21.0	20.2
Financials	17.1	14.0
Health Care	12.0	11.7
Energy	9.1	11.1
Asset Allocation (% of fund's net assets)
As of September 30, 2013*		As of March 31, 2013**
	Stocks 99.4%		Stocks 99.8%
	Short-Term Investments and Net Other Assets (Liabilities) 0.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	14.5%	** Foreign investments	16.9%

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 21.0%
Auto Components - 0.5%
Johnson Controls, Inc.	360,000	$ 14,940,000
Automobiles - 1.4%
General Motors Co. (a)	152,700	5,492,619
Kia Motors Corp.	135,000	8,204,048
Tesla Motors, Inc. (a)(d)	131,400	25,415,388
		39,112,055
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	1,590,000	9,512,882
Hotels, Restaurants & Leisure - 2.0%
Dunkin' Brands Group, Inc.	100,800	4,562,208
Fiesta Restaurant Group, Inc. (a)	3,200	120,512
Jubilant Foodworks Ltd. (a)	220,000	4,064,148
Las Vegas Sands Corp.	213,200	14,160,744
McDonald's Corp.	90,000	8,658,900
Starbucks Corp.	260,000	20,012,200
The Cheesecake Factory, Inc.	145,000	6,372,750
		57,951,462
Household Durables - 0.3%
Jarden Corp. (a)	175,700	8,503,880
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	115,100	35,984,864
priceline.com, Inc. (a)	9,600	9,705,120
		45,689,984
Leisure Equipment & Products - 0.5%
Bauer Performance Sports Ltd. (a)(e)	817,600	10,175,848
BRP, Inc.	167,800	4,406,573
		14,582,421
Media - 4.2%
CBS Corp. Class B	260,000	14,341,600
Comcast Corp. Class A	670,000	30,250,500
The Walt Disney Co.	950,200	61,278,398
Time Warner, Inc.	100,000	6,581,000
Twenty-First Century Fox, Inc.:
Class A	100,000	3,350,000
Class B	100,000	3,340,000
		119,141,498
Multiline Retail - 0.5%
Dollarama, Inc.	194,800	15,830,987
Specialty Retail - 5.6%
Ascena Retail Group, Inc. (a)	400,000	7,972,000
AutoCanada, Inc.	210,000	7,533,129
AutoZone, Inc. (a)	27,200	11,498,256
Destination Maternity Corp.	148,600	4,725,480
Guess?, Inc.	221,000	6,596,850
Lithia Motors, Inc. Class A (sub. vtg.)	180,000	13,132,800
Murphy U.S.A., Inc.	395,900	15,990,401
New York & Co., Inc. (a)	624,499	3,609,604

	Shares	Value
PT ACE Hardware Indonesia Tbk	89,990,000	$ 5,439,824
Restoration Hardware Holdings, Inc.	245,200	15,533,420
Ross Stores, Inc.	491,070	35,749,896
TJX Companies, Inc.	557,900	31,459,981
		159,241,641
Textiles, Apparel & Luxury Goods - 4.1%
Brunello Cucinelli SpA	390,500	12,689,476
Fifth & Pacific Companies, Inc. (a)	252,200	6,337,786
NIKE, Inc. Class B	327,400	23,782,336
PVH Corp.	224,165	26,606,144
Ralph Lauren Corp.	82,500	13,590,225
Samsonite International SA	2,307,600	6,441,488
Steven Madden Ltd. (a)	195,903	10,545,458
VF Corp.	84,653	16,850,180
		116,843,093
TOTAL CONSUMER DISCRETIONARY		601,349,903
CONSUMER STAPLES - 5.6%
Beverages - 1.4%
Anheuser-Busch InBev SA NV	83,846	8,317,332
Anheuser-Busch InBev SA NV:
ADR	65,000	6,448,000
(strip VVPR) (a)	160,000	216
Beam, Inc.	230,000	14,869,500
The Coca-Cola Co.	300,000	11,364,000
		40,999,048
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	332,000	18,841,000
PriceSmart, Inc.	107,300	10,219,252
Sprouts Farmers Market LLC	4,100	181,999
Whole Foods Market, Inc.	410,000	23,985,000
		53,227,251
Food Products - 0.3%
TreeHouse Foods, Inc. (a)	120,700	8,066,381
Household Products - 0.6%
Colgate-Palmolive Co.	301,600	17,884,880
Tobacco - 1.4%
British American Tobacco PLC (United Kingdom)	170,000	8,946,978
Japan Tobacco, Inc.	250,000	9,012,443
Lorillard, Inc.	196,600	8,803,748
Philip Morris International, Inc.	157,900	13,672,561
		40,435,730
TOTAL CONSUMER STAPLES		160,613,290
ENERGY - 9.1%
Energy Equipment & Services - 1.9%
Cameron International Corp. (a)	102,000	5,953,740
Ensco PLC Class A	196,800	10,578,000
Halliburton Co.	596,900	28,740,735
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	45,000	$ 3,514,950
Rowan Companies PLC (a)	142,900	5,247,288
		54,034,713
Oil, Gas & Consumable Fuels - 7.2%
Access Midstream Partners LP	509,800	24,628,438
Anadarko Petroleum Corp.	170,500	15,854,795
Apache Corp.	214,100	18,228,474
Cabot Oil & Gas Corp.	520,000	19,406,400
Chevron Corp.	299,500	36,389,250
EPL Oil & Gas, Inc. (a)	690,400	25,620,744
Hess Corp.	95,300	7,370,502
Markwest Energy Partners LP	100,000	7,223,000
Noble Energy, Inc.	76,200	5,106,162
Occidental Petroleum Corp.	218,400	20,429,136
Suncor Energy, Inc.	330,000	11,799,330
The Williams Companies, Inc.	349,458	12,706,293
		204,762,524
TOTAL ENERGY		258,797,237
FINANCIALS - 17.1%
Capital Markets - 1.7%
BlackRock, Inc. Class A	66,000	17,860,920
Deutsche Bank AG	63,400	2,910,139
KKR & Co. LP	566,900	11,666,802
Morgan Stanley	160,000	4,312,000
Virtus Investment Partners, Inc. (a)	70,000	11,384,800
		48,134,661
Commercial Banks - 3.4%
Barclays PLC:
rights 10/1/13 (a)	183,140	860,758
sponsored ADR	732,561	12,482,839
CIT Group, Inc. (a)	100,000	4,877,000
HDFC Bank Ltd.	573,925	5,453,417
Wells Fargo & Co.	1,772,650	73,245,898
		96,919,912
Consumer Finance - 1.4%
Capital One Financial Corp.	247,100	16,985,654
Discover Financial Services	475,400	24,026,716
		41,012,370
Diversified Financial Services - 6.8%
Bank of America Corp.	5,310,000	73,278,000
Berkshire Hathaway, Inc. Class A (a)	312	53,167,920
Citigroup, Inc.	1,172,900	56,897,379
JPMorgan Chase & Co.	247,800	12,808,782
		196,152,081
Insurance - 3.4%
ACE Ltd.	40,000	3,742,400

	Shares	Value
American International Group, Inc.	815,200	$ 39,643,176
Lincoln National Corp.	303,400	12,739,766
MetLife, Inc.	750,000	35,212,500
Platinum Underwriters Holdings Ltd.	89,367	5,337,891
		96,675,733
Real Estate Management & Development - 0.4%
Iguatemi Empresa de Shopping Centers SA	590,000	6,471,552
Realogy Holdings Corp.	100,100	4,306,302
		10,777,854
TOTAL FINANCIALS		489,672,611
HEALTH CARE - 12.0%
Biotechnology - 4.6%
Alexion Pharmaceuticals, Inc. (a)	150,112	17,437,010
Amgen, Inc.	376,315	42,124,701
Biogen Idec, Inc. (a)	83,000	19,983,080
Gilead Sciences, Inc. (a)	520,000	32,676,800
Merrimack Pharmaceuticals, Inc. (a)	611,538	2,323,844
Theravance, Inc. (a)	425,000	17,378,250
		131,923,685
Health Care Equipment & Supplies - 1.2%
Ansell Ltd.	166,095	3,235,357
Boston Scientific Corp. (a)	1,069,800	12,559,452
Cerus Corp. (a)(d)	906,000	6,079,260
Insulet Corp. (a)	100,000	3,624,000
Sirona Dental Systems, Inc. (a)	130,000	8,700,900
		34,198,969
Health Care Providers & Services - 1.9%
Brookdale Senior Living, Inc. (a)	280,000	7,364,000
Express Scripts Holding Co. (a)	282,000	17,421,960
Hanger, Inc. (a)	511,338	17,262,771
MEDNAX, Inc. (a)	40,000	4,016,000
Qualicorp SA (a)	804,000	7,346,027
		53,410,758
Health Care Technology - 0.5%
Cerner Corp. (a)	249,000	13,084,950
Pharmaceuticals - 3.8%
AbbVie, Inc.	350,000	15,655,500
Actavis, Inc.	100,000	14,400,000
Allergan, Inc.	257,400	23,281,830
Merck & Co., Inc.	179,300	8,536,473
Perrigo Co.	83,000	10,240,540
PT Kalbe Farma Tbk	50,000,000	5,095,004
Shire PLC	400,000	16,001,873
Valeant Pharmaceuticals International, Inc. (Canada) (a)	122,100	12,730,974
ViroPharma, Inc. (a)	100,000	3,930,000
		109,872,194
TOTAL HEALTH CARE		342,490,556
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 8.9%
Aerospace & Defense - 3.5%
Honeywell International, Inc.	389,367	$ 32,333,036
Precision Castparts Corp.	16,000	3,635,840
United Technologies Corp.	601,500	64,853,730
		100,822,606
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	180,800	16,519,696
Airlines - 0.2%
Spirit Airlines, Inc. (a)	159,600	5,469,492
Building Products - 0.2%
A.O. Smith Corp.	99,500	4,497,400
Commercial Services & Supplies - 0.5%
United Stationers, Inc.	361,400	15,720,900
Construction & Engineering - 1.2%
EMCOR Group, Inc.	308,400	12,067,692
Foster Wheeler AG (a)	330,000	8,692,200
URS Corp.	249,376	13,403,960
		34,163,852
Electrical Equipment - 0.1%
Hubbell, Inc. Class B	30,000	3,142,200
Industrial Conglomerates - 0.6%
General Electric Co.	600,000	14,334,000
Max India Ltd.	800,000	2,452,149
		16,786,149
Professional Services - 0.8%
Nielsen Holdings B.V.	639,700	23,317,065
Road & Rail - 1.2%
Union Pacific Corp.	223,500	34,718,490
TOTAL INDUSTRIALS		255,157,850
INFORMATION TECHNOLOGY - 21.3%
Communications Equipment - 1.4%
Cisco Systems, Inc.	1,346,900	31,544,398
Nokia Corp. sponsored ADR (a)	1,500,000	9,765,000
		41,309,398
Computers & Peripherals - 0.3%
3D Systems Corp. (a)(d)	160,000	8,638,400
Electronic Equipment & Components - 0.6%
InvenSense, Inc. (a)(d)	549,000	9,673,380
SYNNEX Corp. (a)	121,499	7,466,114
		17,139,494
Internet Software & Services - 9.2%
Angie's List, Inc. (a)(d)	341,900	7,692,750
Cornerstone OnDemand, Inc. (a)	215,902	11,105,999
Demandware, Inc. (a)	139,172	6,447,839
Facebook, Inc. Class A (a)	1,854,300	93,160,032
Google, Inc. Class A (a)	134,400	117,722,301
LinkedIn Corp. (a)	55,000	13,533,300

	Shares	Value
Mail.Ru Group Ltd. GDR (e)	341,200	$ 13,033,840
Rocket Fuel, Inc.	1,100	59,114
		262,755,175
IT Services - 3.3%
Cardtronics, Inc. (a)	199,100	7,386,610
MasterCard, Inc. Class A	41,900	28,189,482
Paychex, Inc.	350,000	14,224,000
Visa, Inc. Class A	240,800	46,016,880
		95,816,972
Semiconductors & Semiconductor Equipment - 3.0%
ARM Holdings PLC	1,403,500	22,464,394
ARM Holdings PLC sponsored ADR	791,200	38,072,544
ASML Holding NV	204,012	20,148,225
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	250,000	4,240,000
		84,925,163
Software - 3.5%
Activision Blizzard, Inc.	780,000	13,002,600
Concur Technologies, Inc. (a)	30,000	3,315,000
FireEye, Inc.	90	3,738
FleetMatics Group PLC	126,400	4,746,320
Interactive Intelligence Group, Inc. (a)	24,500	1,555,505
Oracle Corp.	540,500	17,928,385
QLIK Technologies, Inc. (a)	280,000	9,587,200
salesforce.com, Inc. (a)	360,400	18,708,364
ServiceNow, Inc. (a)	180,000	9,351,000
Splunk, Inc. (a)	215,000	12,908,600
VMware, Inc. Class A (a)	20,000	1,618,000
Workday, Inc. Class A	68,400	5,535,612
Xero Ltd. (a)	100,000	1,574,723
		99,835,047
TOTAL INFORMATION TECHNOLOGY		610,419,649
MATERIALS - 3.7%
Chemicals - 1.9%
Albemarle Corp.	160,000	10,070,400
Intrepid Potash, Inc. (d)	223,400	3,502,912
Monsanto Co.	289,000	30,162,930
Sigma Aldrich Corp.	128,000	10,918,400
		54,654,642
Construction Materials - 0.3%
Vulcan Materials Co.	140,000	7,253,400
Metals & Mining - 1.5%
Alamos Gold, Inc.	370,000	5,747,294
Carpenter Technology Corp.	160,300	9,315,033
Eldorado Gold Corp.	370,000	2,496,481
Franco-Nevada Corp.	201,000	9,118,713
Goldcorp, Inc.	455,700	11,856,473
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Newcrest Mining Ltd.	255,091	$ 2,784,300
Sabina Gold & Silver Corp. (a)	2,130,000	1,819,718
		43,138,012
TOTAL MATERIALS		105,046,054
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
RingCentral, Inc.	24,700	445,094
Vodafone Group PLC sponsored ADR	223,500	7,862,730
		8,307,824
UTILITIES - 0.4%
Electric Utilities - 0.1%
ITC Holdings Corp.	35,000	3,285,100
Multi-Utilities - 0.3%
Sempra Energy	100,000	8,560,000
TOTAL UTILITIES		11,845,100
TOTAL COMMON STOCKS (Cost $2,143,365,072)		2,843,700,074
Money Market Funds - 1.1%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c) (Cost $30,618,350)	30,618,350	$ 30,618,350
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $2,173,983,422)		2,874,318,424
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(14,748,066)
NET ASSETS - 100%		$ 2,859,570,358
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,209,688 or 0.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 31,171
Fidelity Securities Lending Cash Central Fund	578,260
Total	$ 609,431
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 601,349,903	$ 601,349,903	$ -	$ -
Consumer Staples	160,613,290	134,336,321	26,276,753	216
Energy	258,797,237	258,797,237	-	-
Financials	489,672,611	480,448,297	9,224,314	-
Health Care	342,490,556	326,488,683	16,001,873	-
Industrials	255,157,850	255,157,850	-	-
Information Technology	610,419,649	587,955,255	22,464,394	-
Materials	105,046,054	105,046,054	-	-
Telecommunication Services	8,307,824	8,307,824	-	-
Utilities	11,845,100	11,845,100	-	-
Money Market Funds	30,618,350	30,618,350	-	-
Total Investments in Securities:	$ 2,874,318,424	$ 2,800,350,874	$ 73,967,334	$ 216
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.5%
United Kingdom	3.7%
Canada	3.2%
Netherlands	1.5%
Others (Individually Less Than 1%)	6.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $29,784,081) - See accompanying schedule: Unaffiliated issuers (cost $2,143,365,072)	$ 2,843,700,074
Fidelity Central Funds (cost $30,618,350)	30,618,350
Total Investments (cost $2,173,983,422)		$ 2,874,318,424
Cash		15,348
Foreign currency held at value (cost $123,846)		123,846
Receivable for investments sold Regular delivery		34,878,892
Delayed delivery		4,761,384
Receivable for fund shares sold		170,284
Dividends receivable		1,788,181
Distributions receivable from Fidelity Central Funds		17,622
Other receivables		509,555
Total assets		2,916,583,536

Liabilities
Payable for investments purchased	$ 17,823,407
Payable for fund shares redeemed	1,702,872
Accrued management fee	1,316,198
Distribution and service plan fees payable	76,564
Notes payable to affiliates	5,123,000
Other affiliated payables	189,630
Other payables and accrued expenses	163,157
Collateral on securities loaned, at value	30,618,350
Total liabilities		57,013,178

Net Assets		$ 2,859,570,358
Net Assets consist of:
Paid in capital		$ 2,452,435,897
Undistributed net investment income		13,756,209
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(306,792,022)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		700,170,274
Net Assets		$ 2,859,570,358

Statement of Assets and Liabilities - continued

September 30, 2013

Class O: Net Asset Value, offering price and redemption price per share ($2,497,595,917 ÷ 175,428,121 shares)	$ 14.24

Class A: Net Asset Value and redemption price per share ($357,202,650 ÷ 25,746,551 shares)	$ 13.87

Maximum offering price per share (100/94.25 of $13.87)	$ 14.72
Class T: Net Asset Value and redemption price per share ($1,542,594 ÷ 113,252 shares)	$ 13.62

Maximum offering price per share (100/96.50 of $13.62)	$ 14.11
Class B: Net Asset Value and offering price per share ($184,040 ÷ 13,787 shares)A	$ 13.35

Class C: Net Asset Value and offering price per share ($1,764,027 ÷ 132,473 shares)A	$ 13.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,281,130 ÷ 89,688 shares)	$ 14.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 39,856,803
Interest		281
Income from Fidelity Central Funds		609,431
Total income		40,466,515

Expenses
Management fee	$ 15,085,030
Transfer agent fees	355,088
Distribution and service plan fees	859,104
Accounting and security lending fees	809,791
Custodian fees and expenses	109,486
Independent trustees' compensation	16,456
Appreciation in deferred trustee compensation account	184
Registration fees	73,374
Audit	78,173
Legal	13,731
Interest	3,399
Miscellaneous	24,953
Total expenses before reductions	17,428,769
Expense reductions	(379,923)	17,048,846
Net investment income (loss)		23,417,669
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,583)	174,205,839
Foreign currency transactions	(123,402)
Total net realized gain (loss)		174,082,437
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $120,557)	290,328,121
Assets and liabilities in foreign currencies	(75,461)
Total change in net unrealized appreciation (depreciation)		290,252,660
Net gain (loss)		464,335,097
Net increase (decrease) in net assets resulting from operations		$ 487,752,766

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,417,669	$ 26,539,517
Net realized gain (loss)	174,082,437	118,712,660
Change in net unrealized appreciation (depreciation)	290,252,660	446,161,781
Net increase (decrease) in net assets resulting from operations	487,752,766	591,413,958
Distributions to shareholders from net investment income	(28,324,962)	(14,797,589)
Distributions to shareholders from net realized gain	-	(1,987,900)
Total distributions	(28,324,962)	(16,785,489)
Share transactions - net increase (decrease)	(311,571,874)	(299,875,605)
Total increase (decrease) in net assets	147,855,930	274,752,864

Net Assets
Beginning of period	2,711,714,428	2,436,961,564
End of period (including undistributed net investment income of $13,756,209 and undistributed net investment income of $20,421,367, respectively)	$ 2,859,570,358	$ 2,711,714,428

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.04	$ 9.67	$ 9.50	$ 8.61	$ 9.57
Income from Investment Operations
Net investment income (loss) C	.11	.12	.05	.04	.09
Net realized and unrealized gain (loss)	2.22	2.32	.18	.93	(.95)
Total from investment operations	2.33	2.44	.23	.97	(.86)
Distributions from net investment income	(.13)	(.06)	(.05)	(.07)	(.09)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.13)	(.07)	(.06)	(.08)	(.10) G
Net asset value, end of period	$ 14.24	$ 12.04	$ 9.67	$ 9.50	$ 8.61
Total Return A, B	19.62%	25.38%	2.33%	11.31%	(8.77)%
Ratios to Average Net Assets D, F
Expenses before reductions	.60%	.61%	.61%	.61%	.61%
Expenses net of fee waivers, if any	.60%	.61%	.61%	.61%	.61%
Expenses net of all reductions	.59%	.60%	.59%	.60%	.60%
Net investment income (loss)	.90%	1.05%	.48%	.44%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,497,596	$ 2,382,741	$ 2,150,649	$ 2,509,669	$ 3,278,390
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.74	$ 9.42	$ 9.26	$ 8.39	$ 9.32
Income from Investment Operations
Net investment income (loss) D	.07	.08	.01	.01	.06
Net realized and unrealized gain (loss)	2.15	2.28	.17	.90	(.93)
Total from investment operations	2.22	2.36	.18	.91	(.87)
Distributions from net investment income	(.09)	(.03)	(.01)	(.04)	(.05)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.09)	(.04)	(.02)	(.04) I	(.06) H
Net asset value, end of period	$ 13.87	$ 11.74	$ 9.42	$ 9.26	$ 8.39
Total Return A, B, C	19.12%	25.06%	1.91%	10.94%	(9.18)%
Ratios to Average Net Assets E, G
Expenses before reductions	.92%	.94%	.95%	.98%	1.02%
Expenses net of fee waivers, if any	.92%	.94%	.95%	.98%	1.02%
Expenses net of all reductions	.90%	.94%	.94%	.97%	1.01%
Net investment income (loss)	.58%	.71%	.13%	.07%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 357,203	$ 325,967	$ 284,072	$ 315,290	$ 380,175
Portfolio turnover rate F	57%	43%	118%	62%	152%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

I Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.55	$ 9.28	$ 9.15	$ 8.29	$ 9.22
Income from Investment Operations
Net investment income (loss) C	.01	.02	(.04)	(.04)	.03
Net realized and unrealized gain (loss)	2.12	2.25	.17	.90	(.93)
Total from investment operations	2.13	2.27	.13	.86	(.90)
Distributions from net investment income	(.06)	-	-	-	(.03)
Distributions from net realized gain	-	-	-	-	(.01)
Total distributions	(.06)	-	-	-	(.03) G
Net asset value, end of period	$ 13.62	$ 11.55	$ 9.28	$ 9.15	$ 8.29
Total Return A, B	18.50%	24.46%	1.42%	10.37%	(9.65)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.46%	1.45%	1.47%	1.48%
Expenses net of fee waivers, if any	1.45%	1.46%	1.45%	1.47%	1.48%
Expenses net of all reductions	1.43%	1.45%	1.43%	1.46%	1.47%
Net investment income (loss)	.05%	.20%	(.37)%	(.43)%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,543	$ 1,007	$ 739	$ 760	$ 978
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.31	$ 9.13	$ 9.05	$ 8.23	$ 9.15
Income from Investment Operations
Net investment income (loss) C	(.05)	(.03)	(.09)	(.08)	- H
Net realized and unrealized gain (loss)	2.09	2.21	.17	.90	(.92)
Total from investment operations	2.04	2.18	.08	.82	(.92)
Net asset value, end of period	$ 13.35	$ 11.31	$ 9.13	$ 9.05	$ 8.23
Total Return A, B	18.04%	23.88%	.88%	9.96%	(10.05)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.90%	1.91%	1.92%	1.94%
Expenses net of fee waivers, if any	1.90%	1.90%	1.91%	1.92%	1.94%
Expenses net of all reductions	1.89%	1.90%	1.89%	1.91%	1.93%
Net investment income (loss)	(.40)%	(.25)%	(.82)%	(.88)%	-% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 184	$ 235	$ 296	$ 368	$ 384
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.28	$ 9.11	$ 9.02	$ 8.21	$ 9.16
Income from Investment Operations
Net investment income (loss) C	(.05)	(.02)	(.08)	(.07)	- G
Net realized and unrealized gain (loss)	2.09	2.19	.17	.88	(.92)
Total from investment operations	2.04	2.17	.09	.81	(.92)
Distributions from net investment income	-	-	-	-	(.02)
Distributions from net realized gain	-	-	-	-	(.01)
Total distributions	-	-	-	-	(.03) H
Net asset value, end of period	$ 13.32	$ 11.28	$ 9.11	$ 9.02	$ 8.21
Total Return A, B	18.09%	23.82%	1.00%	9.87%	(10.00)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.90%	1.87%	1.87%	1.90%	1.93%
Expenses net of fee waivers, if any	1.90%	1.87%	1.87%	1.90%	1.93%
Expenses net of all reductions	1.88%	1.87%	1.85%	1.89%	1.92%
Net investment income (loss)	(.39)%	(.22)%	(.79)%	(.85)%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,764	$ 1,380	$ 1,007	$ 904	$ 1,042
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 9.71	$ 9.54	$ 8.59	$ 9.55
Income from Investment Operations
Net investment income (loss) B	.09	.09	.02	.02	.08
Net realized and unrealized gain (loss)	2.21	2.34	.18	.93	(.96)
Total from investment operations	2.30	2.43	.20	.95	(.88)
Distributions from net investment income	(.11)	(.04)	(.02)	-	(.07)
Distributions from net realized gain	-	(.01)	(.01)	-	(.01)
Total distributions	(.11)	(.05)	(.03)	-	(.08) F
Net asset value, end of period	$ 14.28	$ 12.09	$ 9.71	$ 9.54	$ 8.59
Total Return A	19.24%	25.10%	2.04%	11.06%	(8.99)%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.87%	.88%	.87%	.81%
Expenses net of fee waivers, if any	.79%	.87%	.88%	.87%	.81%
Expenses net of all reductions	.78%	.86%	.86%	.87%	.79%
Net investment income (loss)	.71%	.79%	.21%	.17%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,281	$ 385	$ 199	$ 144	$ 83
Portfolio turnover rate D	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II:O and Destiny Plans II:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

(ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 740,984,292
Gross unrealized depreciation	(50,918,056)
Net unrealized appreciation (depreciation) on securities and other investments	$ 690,066,236

Tax Cost	$ 2,184,252,188

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 13,845,772
Capital loss carryforward	$ (296,523,256)
Net unrealized appreciation (depreciation)	$ 689,901,508

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (296,523,256)

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 28,324,962	$ 16,785,489

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,534,138,532 and $1,820,253,267, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 835,560	$ 86,014
Class T	.25%	.25%	6,162	68
Class B	.75%	.25%	2,281	1,717
Class C	.75%	.25%	15,101	2,709
			$ 859,104	$ 90,508

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,660
Class T	982
Class B*	1,045
Class C*	307
$ 10,994

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 106,193	.00*
Class A	237,852.07
Class T	4,344.35
Class B	692.30
Class C	4,544.30
Institutional Class	1,463.20
	$ 355,088

* Amount represents less than .01%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in Statement of Operations. The commissions paid to these affiliated firms were $58,715 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,768,914.32%		$ 2,973

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,327 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $539,900. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $578,260, including $12,622 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $2,376,364. The weighted average interest rate was .59%. The interest expense amounted to $426 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $379,923 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013	2012
From net investment income
Class O	$ 25,734,262	$ 13,990,243
Class A	2,580,313	806,408
Class T	5,219	-
Institutional Class	5,168	938
Total	$ 28,324,962	$ 14,797,589

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders - continued

Years ended September 30,	2013	2012
From net realized gain
Class O	$ -	$ 1,748,781
Class A	-	238,936
Institutional Class	-	183
Total	$ -	$ 1,987,900

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013	2012	2013	2012
Class O
Shares sold	6,948,016	10,434,346	$ 87,890,391	$ 114,058,494
Reinvestment of distributions	2,051,618	1,358,755	23,901,376	14,049,563
Shares redeemed	(31,414,203)	(36,427,298)	(399,023,736)	(402,171,333)
Net increase (decrease)	(22,414,569)	(24,634,197)	$ (287,231,969)	$ (274,063,276)
Class A
Shares sold	2,623,878	3,750,361	$ 32,424,598	$ 39,921,997
Reinvestment of distributions	209,197	83,408	2,380,704	842,414
Shares redeemed	(4,859,572)	(6,218,363)	(60,273,008)	(66,774,764)
Net increase (decrease)	(2,026,497)	(2,384,594)	$ (25,467,706)	$ (26,010,353)
Class T
Shares sold	35,032	21,141	$ 426,823	$ 229,057
Reinvestment of distributions	457	-	5,123	-
Shares redeemed	(9,492)	(13,462)	(114,547)	(143,670)
Net increase (decrease)	25,997	7,679	$ 317,399	$ 85,387
Class B
Shares sold	5,717	85	$ 66,052	$ 898
Shares redeemed	(12,670)	(11,767)	(154,871)	(127,919)
Net increase (decrease)	(6,953)	(11,682)	$ (88,819)	$ (127,021)
Class C
Shares sold	32,583	24,280	$ 391,689	$ 259,405
Shares redeemed	(22,388)	(12,559)	(265,294)	(129,432)
Net increase (decrease)	10,195	11,721	$ 126,395	$ 129,973
Institutional Class
Shares sold	75,192	42,525	$ 993,391	$ 464,491
Reinvestment of distributions	421	98	4,928	1,016
Shares redeemed	(17,768)	(31,313)	(225,493)	(355,822)
Net increase (decrease)	57,845	11,310	$ 772,826	$ 109,685

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Capital Development Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2012 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

DESIIN-UANN-1113
1.837885.107

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Capital Development Fund -

Class O

Annual Report

September 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Past 10 years
Class O	19.62%	9.28%	6.91%
$50/month 15-Year Plan A	-42.82%	5.34%	5.51%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect custodian fees and sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan, and 5.70% on each subsequent investment thereafter, and a Custodian Fee of up to $1.50 per investment. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Capital Development Fund - Class O on September 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from Harlan Carere, Portfolio Manager of Fidelity Advisor® Capital Development Fund: For the year, the fund's Class O shares returned 19.62%, topping the S&P 500®. Versus the index, some Canadian gold-mining stocks figured prominently among the fund's largest detractors, as inflation remained contained, the price of gold fell sharply and the Canadian dollar depreciated against its U.S. counterpart. The biggest relative detractor was Goldcorp, which I trimmed. Agnico-Eagle Mines, which I sold, also hurt. Performance was further hampered by development-stage biotechnology firm Dynavax Technologies. In November, this stock took a spill after the company received a negative ruling from the U.S. Food and Drug Administration regarding the safety of HEPLISAVTM, a medication to treat hepatitis B. Initially, I was optimistic that the company would move past this setback, but I decided there were better opportunities elsewhere and ultimately sold the stock. I'll also mention untimely positioning in Apple, which the fund did not own at period end. Conversely, the fund benefited from some outperforming growth stocks. One of these was social-media platform Facebook, whose second-quarter sales and earnings surprised to the upside, lifting its stock. Other contributors included U.K.-based ARM Holdings, which designs microprocessors that offer high performance with low power consumption, and electric automaker Tesla Motors. I considerably reduced our position in ARM Holdings as the favorable story here became more widely appreciated. All the stocks I've mentioned, except for Apple, were not part of the index. Among sectors, I increased the fund's allocation to financials, while reducing materials and consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period* April 1, 2013 to September 30, 2013
Class O	.60%
Actual		$ 1,000.00	$ 1,119.50	$ 3.19
HypotheticalA		$ 1,000.00	$ 1,022.06	$ 3.04
Class A	.90%
Actual		$ 1,000.00	$ 1,116.70	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.56	$ 4.56
Class T	1.45%
Actual		$ 1,000.00	$ 1,113.70	$ 7.68
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.33
Class B	1.90%
Actual		$ 1,000.00	$ 1,111.60	$ 10.06
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.90%
Actual		$ 1,000.00	$ 1,111.90	$ 10.06
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,117.40	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,021.21	$ 3.90

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	4.1	3.9
Facebook, Inc. Class A	3.3	0.7
Bank of America Corp.	2.6	0.5
Wells Fargo & Co.	2.6	2.4
United Technologies Corp.	2.3	2.1
The Walt Disney Co.	2.2	2.0
ARM Holdings PLC	2.1	1.4
Citigroup, Inc.	2.0	1.9
Berkshire Hathaway, Inc. Class A	1.8	1.8
Visa, Inc. Class A	1.6	1.5
	24.6
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.3	17.7
Consumer Discretionary	21.0	20.2
Financials	17.1	14.0
Health Care	12.0	11.7
Energy	9.1	11.1
Asset Allocation (% of fund's net assets)
As of September 30, 2013*		As of March 31, 2013**
	Stocks 99.4%		Stocks 99.8%
	Short-Term Investments and Net Other Assets (Liabilities) 0.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	14.5%	** Foreign investments	16.9%

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 21.0%
Auto Components - 0.5%
Johnson Controls, Inc.	360,000	$ 14,940,000
Automobiles - 1.4%
General Motors Co. (a)	152,700	5,492,619
Kia Motors Corp.	135,000	8,204,048
Tesla Motors, Inc. (a)(d)	131,400	25,415,388
		39,112,055
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	1,590,000	9,512,882
Hotels, Restaurants & Leisure - 2.0%
Dunkin' Brands Group, Inc.	100,800	4,562,208
Fiesta Restaurant Group, Inc. (a)	3,200	120,512
Jubilant Foodworks Ltd. (a)	220,000	4,064,148
Las Vegas Sands Corp.	213,200	14,160,744
McDonald's Corp.	90,000	8,658,900
Starbucks Corp.	260,000	20,012,200
The Cheesecake Factory, Inc.	145,000	6,372,750
		57,951,462
Household Durables - 0.3%
Jarden Corp. (a)	175,700	8,503,880
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	115,100	35,984,864
priceline.com, Inc. (a)	9,600	9,705,120
		45,689,984
Leisure Equipment & Products - 0.5%
Bauer Performance Sports Ltd. (a)(e)	817,600	10,175,848
BRP, Inc.	167,800	4,406,573
		14,582,421
Media - 4.2%
CBS Corp. Class B	260,000	14,341,600
Comcast Corp. Class A	670,000	30,250,500
The Walt Disney Co.	950,200	61,278,398
Time Warner, Inc.	100,000	6,581,000
Twenty-First Century Fox, Inc.:
Class A	100,000	3,350,000
Class B	100,000	3,340,000
		119,141,498
Multiline Retail - 0.5%
Dollarama, Inc.	194,800	15,830,987
Specialty Retail - 5.6%
Ascena Retail Group, Inc. (a)	400,000	7,972,000
AutoCanada, Inc.	210,000	7,533,129
AutoZone, Inc. (a)	27,200	11,498,256
Destination Maternity Corp.	148,600	4,725,480
Guess?, Inc.	221,000	6,596,850
Lithia Motors, Inc. Class A (sub. vtg.)	180,000	13,132,800
Murphy U.S.A., Inc.	395,900	15,990,401
New York & Co., Inc. (a)	624,499	3,609,604

	Shares	Value
PT ACE Hardware Indonesia Tbk	89,990,000	$ 5,439,824
Restoration Hardware Holdings, Inc.	245,200	15,533,420
Ross Stores, Inc.	491,070	35,749,896
TJX Companies, Inc.	557,900	31,459,981
		159,241,641
Textiles, Apparel & Luxury Goods - 4.1%
Brunello Cucinelli SpA	390,500	12,689,476
Fifth & Pacific Companies, Inc. (a)	252,200	6,337,786
NIKE, Inc. Class B	327,400	23,782,336
PVH Corp.	224,165	26,606,144
Ralph Lauren Corp.	82,500	13,590,225
Samsonite International SA	2,307,600	6,441,488
Steven Madden Ltd. (a)	195,903	10,545,458
VF Corp.	84,653	16,850,180
		116,843,093
TOTAL CONSUMER DISCRETIONARY		601,349,903
CONSUMER STAPLES - 5.6%
Beverages - 1.4%
Anheuser-Busch InBev SA NV	83,846	8,317,332
Anheuser-Busch InBev SA NV:
ADR	65,000	6,448,000
(strip VVPR) (a)	160,000	216
Beam, Inc.	230,000	14,869,500
The Coca-Cola Co.	300,000	11,364,000
		40,999,048
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	332,000	18,841,000
PriceSmart, Inc.	107,300	10,219,252
Sprouts Farmers Market LLC	4,100	181,999
Whole Foods Market, Inc.	410,000	23,985,000
		53,227,251
Food Products - 0.3%
TreeHouse Foods, Inc. (a)	120,700	8,066,381
Household Products - 0.6%
Colgate-Palmolive Co.	301,600	17,884,880
Tobacco - 1.4%
British American Tobacco PLC (United Kingdom)	170,000	8,946,978
Japan Tobacco, Inc.	250,000	9,012,443
Lorillard, Inc.	196,600	8,803,748
Philip Morris International, Inc.	157,900	13,672,561
		40,435,730
TOTAL CONSUMER STAPLES		160,613,290
ENERGY - 9.1%
Energy Equipment & Services - 1.9%
Cameron International Corp. (a)	102,000	5,953,740
Ensco PLC Class A	196,800	10,578,000
Halliburton Co.	596,900	28,740,735
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	45,000	$ 3,514,950
Rowan Companies PLC (a)	142,900	5,247,288
		54,034,713
Oil, Gas & Consumable Fuels - 7.2%
Access Midstream Partners LP	509,800	24,628,438
Anadarko Petroleum Corp.	170,500	15,854,795
Apache Corp.	214,100	18,228,474
Cabot Oil & Gas Corp.	520,000	19,406,400
Chevron Corp.	299,500	36,389,250
EPL Oil & Gas, Inc. (a)	690,400	25,620,744
Hess Corp.	95,300	7,370,502
Markwest Energy Partners LP	100,000	7,223,000
Noble Energy, Inc.	76,200	5,106,162
Occidental Petroleum Corp.	218,400	20,429,136
Suncor Energy, Inc.	330,000	11,799,330
The Williams Companies, Inc.	349,458	12,706,293
		204,762,524
TOTAL ENERGY		258,797,237
FINANCIALS - 17.1%
Capital Markets - 1.7%
BlackRock, Inc. Class A	66,000	17,860,920
Deutsche Bank AG	63,400	2,910,139
KKR & Co. LP	566,900	11,666,802
Morgan Stanley	160,000	4,312,000
Virtus Investment Partners, Inc. (a)	70,000	11,384,800
		48,134,661
Commercial Banks - 3.4%
Barclays PLC:
rights 10/1/13 (a)	183,140	860,758
sponsored ADR	732,561	12,482,839
CIT Group, Inc. (a)	100,000	4,877,000
HDFC Bank Ltd.	573,925	5,453,417
Wells Fargo & Co.	1,772,650	73,245,898
		96,919,912
Consumer Finance - 1.4%
Capital One Financial Corp.	247,100	16,985,654
Discover Financial Services	475,400	24,026,716
		41,012,370
Diversified Financial Services - 6.8%
Bank of America Corp.	5,310,000	73,278,000
Berkshire Hathaway, Inc. Class A (a)	312	53,167,920
Citigroup, Inc.	1,172,900	56,897,379
JPMorgan Chase & Co.	247,800	12,808,782
		196,152,081
Insurance - 3.4%
ACE Ltd.	40,000	3,742,400

	Shares	Value
American International Group, Inc.	815,200	$ 39,643,176
Lincoln National Corp.	303,400	12,739,766
MetLife, Inc.	750,000	35,212,500
Platinum Underwriters Holdings Ltd.	89,367	5,337,891
		96,675,733
Real Estate Management & Development - 0.4%
Iguatemi Empresa de Shopping Centers SA	590,000	6,471,552
Realogy Holdings Corp.	100,100	4,306,302
		10,777,854
TOTAL FINANCIALS		489,672,611
HEALTH CARE - 12.0%
Biotechnology - 4.6%
Alexion Pharmaceuticals, Inc. (a)	150,112	17,437,010
Amgen, Inc.	376,315	42,124,701
Biogen Idec, Inc. (a)	83,000	19,983,080
Gilead Sciences, Inc. (a)	520,000	32,676,800
Merrimack Pharmaceuticals, Inc. (a)	611,538	2,323,844
Theravance, Inc. (a)	425,000	17,378,250
		131,923,685
Health Care Equipment & Supplies - 1.2%
Ansell Ltd.	166,095	3,235,357
Boston Scientific Corp. (a)	1,069,800	12,559,452
Cerus Corp. (a)(d)	906,000	6,079,260
Insulet Corp. (a)	100,000	3,624,000
Sirona Dental Systems, Inc. (a)	130,000	8,700,900
		34,198,969
Health Care Providers & Services - 1.9%
Brookdale Senior Living, Inc. (a)	280,000	7,364,000
Express Scripts Holding Co. (a)	282,000	17,421,960
Hanger, Inc. (a)	511,338	17,262,771
MEDNAX, Inc. (a)	40,000	4,016,000
Qualicorp SA (a)	804,000	7,346,027
		53,410,758
Health Care Technology - 0.5%
Cerner Corp. (a)	249,000	13,084,950
Pharmaceuticals - 3.8%
AbbVie, Inc.	350,000	15,655,500
Actavis, Inc.	100,000	14,400,000
Allergan, Inc.	257,400	23,281,830
Merck & Co., Inc.	179,300	8,536,473
Perrigo Co.	83,000	10,240,540
PT Kalbe Farma Tbk	50,000,000	5,095,004
Shire PLC	400,000	16,001,873
Valeant Pharmaceuticals International, Inc. (Canada) (a)	122,100	12,730,974
ViroPharma, Inc. (a)	100,000	3,930,000
		109,872,194
TOTAL HEALTH CARE		342,490,556
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 8.9%
Aerospace & Defense - 3.5%
Honeywell International, Inc.	389,367	$ 32,333,036
Precision Castparts Corp.	16,000	3,635,840
United Technologies Corp.	601,500	64,853,730
		100,822,606
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	180,800	16,519,696
Airlines - 0.2%
Spirit Airlines, Inc. (a)	159,600	5,469,492
Building Products - 0.2%
A.O. Smith Corp.	99,500	4,497,400
Commercial Services & Supplies - 0.5%
United Stationers, Inc.	361,400	15,720,900
Construction & Engineering - 1.2%
EMCOR Group, Inc.	308,400	12,067,692
Foster Wheeler AG (a)	330,000	8,692,200
URS Corp.	249,376	13,403,960
		34,163,852
Electrical Equipment - 0.1%
Hubbell, Inc. Class B	30,000	3,142,200
Industrial Conglomerates - 0.6%
General Electric Co.	600,000	14,334,000
Max India Ltd.	800,000	2,452,149
		16,786,149
Professional Services - 0.8%
Nielsen Holdings B.V.	639,700	23,317,065
Road & Rail - 1.2%
Union Pacific Corp.	223,500	34,718,490
TOTAL INDUSTRIALS		255,157,850
INFORMATION TECHNOLOGY - 21.3%
Communications Equipment - 1.4%
Cisco Systems, Inc.	1,346,900	31,544,398
Nokia Corp. sponsored ADR (a)	1,500,000	9,765,000
		41,309,398
Computers & Peripherals - 0.3%
3D Systems Corp. (a)(d)	160,000	8,638,400
Electronic Equipment & Components - 0.6%
InvenSense, Inc. (a)(d)	549,000	9,673,380
SYNNEX Corp. (a)	121,499	7,466,114
		17,139,494
Internet Software & Services - 9.2%
Angie's List, Inc. (a)(d)	341,900	7,692,750
Cornerstone OnDemand, Inc. (a)	215,902	11,105,999
Demandware, Inc. (a)	139,172	6,447,839
Facebook, Inc. Class A (a)	1,854,300	93,160,032
Google, Inc. Class A (a)	134,400	117,722,301
LinkedIn Corp. (a)	55,000	13,533,300

	Shares	Value
Mail.Ru Group Ltd. GDR (e)	341,200	$ 13,033,840
Rocket Fuel, Inc.	1,100	59,114
		262,755,175
IT Services - 3.3%
Cardtronics, Inc. (a)	199,100	7,386,610
MasterCard, Inc. Class A	41,900	28,189,482
Paychex, Inc.	350,000	14,224,000
Visa, Inc. Class A	240,800	46,016,880
		95,816,972
Semiconductors & Semiconductor Equipment - 3.0%
ARM Holdings PLC	1,403,500	22,464,394
ARM Holdings PLC sponsored ADR	791,200	38,072,544
ASML Holding NV	204,012	20,148,225
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	250,000	4,240,000
		84,925,163
Software - 3.5%
Activision Blizzard, Inc.	780,000	13,002,600
Concur Technologies, Inc. (a)	30,000	3,315,000
FireEye, Inc.	90	3,738
FleetMatics Group PLC	126,400	4,746,320
Interactive Intelligence Group, Inc. (a)	24,500	1,555,505
Oracle Corp.	540,500	17,928,385
QLIK Technologies, Inc. (a)	280,000	9,587,200
salesforce.com, Inc. (a)	360,400	18,708,364
ServiceNow, Inc. (a)	180,000	9,351,000
Splunk, Inc. (a)	215,000	12,908,600
VMware, Inc. Class A (a)	20,000	1,618,000
Workday, Inc. Class A	68,400	5,535,612
Xero Ltd. (a)	100,000	1,574,723
		99,835,047
TOTAL INFORMATION TECHNOLOGY		610,419,649
MATERIALS - 3.7%
Chemicals - 1.9%
Albemarle Corp.	160,000	10,070,400
Intrepid Potash, Inc. (d)	223,400	3,502,912
Monsanto Co.	289,000	30,162,930
Sigma Aldrich Corp.	128,000	10,918,400
		54,654,642
Construction Materials - 0.3%
Vulcan Materials Co.	140,000	7,253,400
Metals & Mining - 1.5%
Alamos Gold, Inc.	370,000	5,747,294
Carpenter Technology Corp.	160,300	9,315,033
Eldorado Gold Corp.	370,000	2,496,481
Franco-Nevada Corp.	201,000	9,118,713
Goldcorp, Inc.	455,700	11,856,473
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Newcrest Mining Ltd.	255,091	$ 2,784,300
Sabina Gold & Silver Corp. (a)	2,130,000	1,819,718
		43,138,012
TOTAL MATERIALS		105,046,054
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
RingCentral, Inc.	24,700	445,094
Vodafone Group PLC sponsored ADR	223,500	7,862,730
		8,307,824
UTILITIES - 0.4%
Electric Utilities - 0.1%
ITC Holdings Corp.	35,000	3,285,100
Multi-Utilities - 0.3%
Sempra Energy	100,000	8,560,000
TOTAL UTILITIES		11,845,100
TOTAL COMMON STOCKS (Cost $2,143,365,072)		2,843,700,074
Money Market Funds - 1.1%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c) (Cost $30,618,350)	30,618,350	$ 30,618,350
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $2,173,983,422)		2,874,318,424
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(14,748,066)
NET ASSETS - 100%		$ 2,859,570,358
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,209,688 or 0.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 31,171
Fidelity Securities Lending Cash Central Fund	578,260
Total	$ 609,431
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 601,349,903	$ 601,349,903	$ -	$ -
Consumer Staples	160,613,290	134,336,321	26,276,753	216
Energy	258,797,237	258,797,237	-	-
Financials	489,672,611	480,448,297	9,224,314	-
Health Care	342,490,556	326,488,683	16,001,873	-
Industrials	255,157,850	255,157,850	-	-
Information Technology	610,419,649	587,955,255	22,464,394	-
Materials	105,046,054	105,046,054	-	-
Telecommunication Services	8,307,824	8,307,824	-	-
Utilities	11,845,100	11,845,100	-	-
Money Market Funds	30,618,350	30,618,350	-	-
Total Investments in Securities:	$ 2,874,318,424	$ 2,800,350,874	$ 73,967,334	$ 216
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.5%
United Kingdom	3.7%
Canada	3.2%
Netherlands	1.5%
Others (Individually Less Than 1%)	6.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $29,784,081) - See accompanying schedule: Unaffiliated issuers (cost $2,143,365,072)	$ 2,843,700,074
Fidelity Central Funds (cost $30,618,350)	30,618,350
Total Investments (cost $2,173,983,422)		$ 2,874,318,424
Cash		15,348
Foreign currency held at value (cost $123,846)		123,846
Receivable for investments sold Regular delivery		34,878,892
Delayed delivery		4,761,384
Receivable for fund shares sold		170,284
Dividends receivable		1,788,181
Distributions receivable from Fidelity Central Funds		17,622
Other receivables		509,555
Total assets		2,916,583,536

Liabilities
Payable for investments purchased	$ 17,823,407
Payable for fund shares redeemed	1,702,872
Accrued management fee	1,316,198
Distribution and service plan fees payable	76,564
Notes payable to affiliates	5,123,000
Other affiliated payables	189,630
Other payables and accrued expenses	163,157
Collateral on securities loaned, at value	30,618,350
Total liabilities		57,013,178

Net Assets		$ 2,859,570,358
Net Assets consist of:
Paid in capital		$ 2,452,435,897
Undistributed net investment income		13,756,209
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(306,792,022)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		700,170,274
Net Assets		$ 2,859,570,358

Statement of Assets and Liabilities - continued

September 30, 2013

Class O: Net Asset Value, offering price and redemption price per share ($2,497,595,917 ÷ 175,428,121 shares)	$ 14.24

Class A: Net Asset Value and redemption price per share ($357,202,650 ÷ 25,746,551 shares)	$ 13.87

Maximum offering price per share (100/94.25 of $13.87)	$ 14.72
Class T: Net Asset Value and redemption price per share ($1,542,594 ÷ 113,252 shares)	$ 13.62

Maximum offering price per share (100/96.50 of $13.62)	$ 14.11
Class B: Net Asset Value and offering price per share ($184,040 ÷ 13,787 shares)A	$ 13.35

Class C: Net Asset Value and offering price per share ($1,764,027 ÷ 132,473 shares)A	$ 13.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,281,130 ÷ 89,688 shares)	$ 14.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 39,856,803
Interest		281
Income from Fidelity Central Funds		609,431
Total income		40,466,515

Expenses
Management fee	$ 15,085,030
Transfer agent fees	355,088
Distribution and service plan fees	859,104
Accounting and security lending fees	809,791
Custodian fees and expenses	109,486
Independent trustees' compensation	16,456
Appreciation in deferred trustee compensation account	184
Registration fees	73,374
Audit	78,173
Legal	13,731
Interest	3,399
Miscellaneous	24,953
Total expenses before reductions	17,428,769
Expense reductions	(379,923)	17,048,846
Net investment income (loss)		23,417,669
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,583)	174,205,839
Foreign currency transactions	(123,402)
Total net realized gain (loss)		174,082,437
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $120,557)	290,328,121
Assets and liabilities in foreign currencies	(75,461)
Total change in net unrealized appreciation (depreciation)		290,252,660
Net gain (loss)		464,335,097
Net increase (decrease) in net assets resulting from operations		$ 487,752,766

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,417,669	$ 26,539,517
Net realized gain (loss)	174,082,437	118,712,660
Change in net unrealized appreciation (depreciation)	290,252,660	446,161,781
Net increase (decrease) in net assets resulting from operations	487,752,766	591,413,958
Distributions to shareholders from net investment income	(28,324,962)	(14,797,589)
Distributions to shareholders from net realized gain	-	(1,987,900)
Total distributions	(28,324,962)	(16,785,489)
Share transactions - net increase (decrease)	(311,571,874)	(299,875,605)
Total increase (decrease) in net assets	147,855,930	274,752,864

Net Assets
Beginning of period	2,711,714,428	2,436,961,564
End of period (including undistributed net investment income of $13,756,209 and undistributed net investment income of $20,421,367, respectively)	$ 2,859,570,358	$ 2,711,714,428

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.04	$ 9.67	$ 9.50	$ 8.61	$ 9.57
Income from Investment Operations
Net investment income (loss) C	.11	.12	.05	.04	.09
Net realized and unrealized gain (loss)	2.22	2.32	.18	.93	(.95)
Total from investment operations	2.33	2.44	.23	.97	(.86)
Distributions from net investment income	(.13)	(.06)	(.05)	(.07)	(.09)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.13)	(.07)	(.06)	(.08)	(.10) G
Net asset value, end of period	$ 14.24	$ 12.04	$ 9.67	$ 9.50	$ 8.61
Total Return A, B	19.62%	25.38%	2.33%	11.31%	(8.77)%
Ratios to Average Net Assets D, F
Expenses before reductions	.60%	.61%	.61%	.61%	.61%
Expenses net of fee waivers, if any	.60%	.61%	.61%	.61%	.61%
Expenses net of all reductions	.59%	.60%	.59%	.60%	.60%
Net investment income (loss)	.90%	1.05%	.48%	.44%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,497,596	$ 2,382,741	$ 2,150,649	$ 2,509,669	$ 3,278,390
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.74	$ 9.42	$ 9.26	$ 8.39	$ 9.32
Income from Investment Operations
Net investment income (loss) D	.07	.08	.01	.01	.06
Net realized and unrealized gain (loss)	2.15	2.28	.17	.90	(.93)
Total from investment operations	2.22	2.36	.18	.91	(.87)
Distributions from net investment income	(.09)	(.03)	(.01)	(.04)	(.05)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.09)	(.04)	(.02)	(.04) I	(.06) H
Net asset value, end of period	$ 13.87	$ 11.74	$ 9.42	$ 9.26	$ 8.39
Total Return A, B, C	19.12%	25.06%	1.91%	10.94%	(9.18)%
Ratios to Average Net Assets E, G
Expenses before reductions	.92%	.94%	.95%	.98%	1.02%
Expenses net of fee waivers, if any	.92%	.94%	.95%	.98%	1.02%
Expenses net of all reductions	.90%	.94%	.94%	.97%	1.01%
Net investment income (loss)	.58%	.71%	.13%	.07%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 357,203	$ 325,967	$ 284,072	$ 315,290	$ 380,175
Portfolio turnover rate F	57%	43%	118%	62%	152%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

I Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.55	$ 9.28	$ 9.15	$ 8.29	$ 9.22
Income from Investment Operations
Net investment income (loss) C	.01	.02	(.04)	(.04)	.03
Net realized and unrealized gain (loss)	2.12	2.25	.17	.90	(.93)
Total from investment operations	2.13	2.27	.13	.86	(.90)
Distributions from net investment income	(.06)	-	-	-	(.03)
Distributions from net realized gain	-	-	-	-	(.01)
Total distributions	(.06)	-	-	-	(.03) G
Net asset value, end of period	$ 13.62	$ 11.55	$ 9.28	$ 9.15	$ 8.29
Total Return A, B	18.50%	24.46%	1.42%	10.37%	(9.65)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.46%	1.45%	1.47%	1.48%
Expenses net of fee waivers, if any	1.45%	1.46%	1.45%	1.47%	1.48%
Expenses net of all reductions	1.43%	1.45%	1.43%	1.46%	1.47%
Net investment income (loss)	.05%	.20%	(.37)%	(.43)%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,543	$ 1,007	$ 739	$ 760	$ 978
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.31	$ 9.13	$ 9.05	$ 8.23	$ 9.15
Income from Investment Operations
Net investment income (loss) C	(.05)	(.03)	(.09)	(.08)	- H
Net realized and unrealized gain (loss)	2.09	2.21	.17	.90	(.92)
Total from investment operations	2.04	2.18	.08	.82	(.92)
Net asset value, end of period	$ 13.35	$ 11.31	$ 9.13	$ 9.05	$ 8.23
Total Return A, B	18.04%	23.88%	.88%	9.96%	(10.05)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.90%	1.91%	1.92%	1.94%
Expenses net of fee waivers, if any	1.90%	1.90%	1.91%	1.92%	1.94%
Expenses net of all reductions	1.89%	1.90%	1.89%	1.91%	1.93%
Net investment income (loss)	(.40)%	(.25)%	(.82)%	(.88)%	-% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 184	$ 235	$ 296	$ 368	$ 384
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.28	$ 9.11	$ 9.02	$ 8.21	$ 9.16
Income from Investment Operations
Net investment income (loss) C	(.05)	(.02)	(.08)	(.07)	- G
Net realized and unrealized gain (loss)	2.09	2.19	.17	.88	(.92)
Total from investment operations	2.04	2.17	.09	.81	(.92)
Distributions from net investment income	-	-	-	-	(.02)
Distributions from net realized gain	-	-	-	-	(.01)
Total distributions	-	-	-	-	(.03) H
Net asset value, end of period	$ 13.32	$ 11.28	$ 9.11	$ 9.02	$ 8.21
Total Return A, B	18.09%	23.82%	1.00%	9.87%	(10.00)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.90%	1.87%	1.87%	1.90%	1.93%
Expenses net of fee waivers, if any	1.90%	1.87%	1.87%	1.90%	1.93%
Expenses net of all reductions	1.88%	1.87%	1.85%	1.89%	1.92%
Net investment income (loss)	(.39)%	(.22)%	(.79)%	(.85)%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,764	$ 1,380	$ 1,007	$ 904	$ 1,042
Portfolio turnover rate E	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 9.71	$ 9.54	$ 8.59	$ 9.55
Income from Investment Operations
Net investment income (loss) B	.09	.09	.02	.02	.08
Net realized and unrealized gain (loss)	2.21	2.34	.18	.93	(.96)
Total from investment operations	2.30	2.43	.20	.95	(.88)
Distributions from net investment income	(.11)	(.04)	(.02)	-	(.07)
Distributions from net realized gain	-	(.01)	(.01)	-	(.01)
Total distributions	(.11)	(.05)	(.03)	-	(.08) F
Net asset value, end of period	$ 14.28	$ 12.09	$ 9.71	$ 9.54	$ 8.59
Total Return A	19.24%	25.10%	2.04%	11.06%	(8.99)%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.87%	.88%	.87%	.81%
Expenses net of fee waivers, if any	.79%	.87%	.88%	.87%	.81%
Expenses net of all reductions	.78%	.86%	.86%	.87%	.79%
Net investment income (loss)	.71%	.79%	.21%	.17%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,281	$ 385	$ 199	$ 144	$ 83
Portfolio turnover rate D	57%	43%	118%	62%	152%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II:O and Destiny Plans II:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

(ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 740,984,292
Gross unrealized depreciation	(50,918,056)
Net unrealized appreciation (depreciation) on securities and other investments	$ 690,066,236

Tax Cost	$ 2,184,252,188

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 13,845,772
Capital loss carryforward	$ (296,523,256)
Net unrealized appreciation (depreciation)	$ 689,901,508

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (296,523,256)

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 28,324,962	$ 16,785,489

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,534,138,532 and $1,820,253,267, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 835,560	$ 86,014
Class T	.25%	.25%	6,162	68
Class B	.75%	.25%	2,281	1,717
Class C	.75%	.25%	15,101	2,709
			$ 859,104	$ 90,508

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,660
Class T	982
Class B*	1,045
Class C*	307
$ 10,994

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 106,193	.00*
Class A	237,852.07
Class T	4,344.35
Class B	692.30
Class C	4,544.30
Institutional Class	1,463.20
	$ 355,088

* Amount represents less than .01%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in Statement of Operations. The commissions paid to these affiliated firms were $58,715 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,768,914.32%		$ 2,973

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,327 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $539,900. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $578,260, including $12,622 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $2,376,364. The weighted average interest rate was .59%. The interest expense amounted to $426 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $379,923 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013	2012
From net investment income
Class O	$ 25,734,262	$ 13,990,243
Class A	2,580,313	806,408
Class T	5,219	-
Institutional Class	5,168	938
Total	$ 28,324,962	$ 14,797,589

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders - continued

Years ended September 30,	2013	2012
From net realized gain
Class O	$ -	$ 1,748,781
Class A	-	238,936
Institutional Class	-	183
Total	$ -	$ 1,987,900

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013	2012	2013	2012
Class O
Shares sold	6,948,016	10,434,346	$ 87,890,391	$ 114,058,494
Reinvestment of distributions	2,051,618	1,358,755	23,901,376	14,049,563
Shares redeemed	(31,414,203)	(36,427,298)	(399,023,736)	(402,171,333)
Net increase (decrease)	(22,414,569)	(24,634,197)	$ (287,231,969)	$ (274,063,276)
Class A
Shares sold	2,623,878	3,750,361	$ 32,424,598	$ 39,921,997
Reinvestment of distributions	209,197	83,408	2,380,704	842,414
Shares redeemed	(4,859,572)	(6,218,363)	(60,273,008)	(66,774,764)
Net increase (decrease)	(2,026,497)	(2,384,594)	$ (25,467,706)	$ (26,010,353)
Class T
Shares sold	35,032	21,141	$ 426,823	$ 229,057
Reinvestment of distributions	457	-	5,123	-
Shares redeemed	(9,492)	(13,462)	(114,547)	(143,670)
Net increase (decrease)	25,997	7,679	$ 317,399	$ 85,387
Class B
Shares sold	5,717	85	$ 66,052	$ 898
Shares redeemed	(12,670)	(11,767)	(154,871)	(127,919)
Net increase (decrease)	(6,953)	(11,682)	$ (88,819)	$ (127,021)
Class C
Shares sold	32,583	24,280	$ 391,689	$ 259,405
Shares redeemed	(22,388)	(12,559)	(265,294)	(129,432)
Net increase (decrease)	10,195	11,721	$ 126,395	$ 129,973
Institutional Class
Shares sold	75,192	42,525	$ 993,391	$ 464,491
Reinvestment of distributions	421	98	4,928	1,016
Shares redeemed	(17,768)	(31,313)	(225,493)	(355,822)
Net increase (decrease)	57,845	11,310	$ 772,826	$ 109,685

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class O designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class O designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Capital Development Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2012 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

DESIIO-UANN-1113
1.837884.107

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Diversified Stock Fund -

Class A

Annual Report

September 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Past 10 years
Class A	22.73%	13.23%	7.55%
$50/month 15-Year Plan A	-38.63%	10.87%	7.00%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class A on September 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Diversified Stock Fund: For the year, the fund's Class A shares gained 22.73%, outpacing the benchmark S&P 500®. Very strong stock selection was the biggest factor behind the fund's relative outperformance, most notably in financials and health care and, to a lesser extent, consumer staples. In contrast, weak positioning in consumer discretionary and industrials and a modest cash position in a strong market slightly tempered results. On an individual security basis, mortgage insurer Radian Group was, by far, the fund's top relative contributor - its shares more than tripled during the reporting period. Another boost came from my allocation to managed health care stocks, including Aetna, UnitedHealth Group and WellPoint, as I sought to take advantage of what I saw as a resilient but undervalued industry, in light of investors' concerns about the financial impact of new federal health care regulations. By the late summer and early fall, the stocks had gained to the point that they no longer struck me as so attractively priced, and I began trimming the fund's industry exposure, including selling WellPoint outright. In contrast, the fund's biggest individual detractor was Broadcom, a semiconductor maker whose shares plummeted in July after the company announced a disappointing revenue forecast. Another notable detractor was IBM, which faced a headwind as investors became skeptical about the sustainability of the company's earnings. At period end, the fund continued to own both stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013) for Class O, Class A, Class T, Class B, Class C and Institutional Class and for the entire period (August 13, 2013 to September 30, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class O	.51%
Actual		$ 1,000.00	$ 1,114.80	$ 2.70 C
HypotheticalA		$ 1,000.00	$ 1,022.51	$ 2.59 D
Class A	.81%
Actual		$ 1,000.00	$ 1,113.80	$ 4.29 C
HypotheticalA		$ 1,000.00	$ 1,021.01	$ 4.10 D
Class T	1.28%
Actual		$ 1,000.00	$ 1,110.50	$ 6.77 C
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.48 D
Class B	1.77%
Actual		$ 1,000.00	$ 1,108.00	$ 9.35 C
HypotheticalA		$ 1,000.00	$ 1,016.19	$ 8.95 D
Class C	1.77%
Actual		$ 1,000.00	$ 1,107.60	$ 9.35 C
HypotheticalA		$ 1,000.00	$ 1,016.19	$ 8.95 D
Institutional Class	.70%
Actual		$ 1,000.00	$ 1,113.60	$ 3.71 C
HypotheticalA		$ 1,000.00	$ 1,021.56	$ 3.55 D
	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class Z	.52%
Actual		$ 1,000.00	$ 1,005.60	$ .70 C
Hypothetical A		$ 1,000.00	$ 1,022.46	$ 2.64 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) for Class O, Class A, Class T, Class B, Class C and Institutional Class and multiplied by 49/365 (to reflect the period August 13, 2013 to September 30, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.5	3.6
JPMorgan Chase & Co.	3.1	3.3
Wells Fargo & Co.	2.8	2.8
IBM Corp.	2.7	2.9
Cisco Systems, Inc.	2.3	2.2
General Electric Co.	2.1	2.2
Microsoft Corp.	1.9	0.0
Chevron Corp.	1.9	1.8
Google, Inc. Class A	1.9	2.2
MetLife, Inc.	1.6	1.6
	23.8
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.0	23.3
Financials	17.3	18.3
Energy	14.4	13.9
Health Care	11.9	12.4
Consumer Staples	10.1	9.9
Asset Allocation (% of fund's net assets)
As of September 30, 2013*		As of March 31, 2013**
	Stocks 95.2%		Stocks 95.8%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Other 0.5%		Other 0.5%
	Short-Term Investments and Net Other Assets (Liabilities) 4.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.6%
* Foreign investments	10.4%	** Foreign investments	9.3%

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value
CONSUMER DISCRETIONARY - 7.4%
Automobiles - 0.1%
Ford Motor Co.	150,000	$ 2,530,500
Diversified Consumer Services - 0.5%
Apollo Group, Inc. Class A (non-vtg.) (a)	125,000	2,601,250
Strayer Education, Inc.	75,000	3,114,000
Weight Watchers International, Inc. (d)	100,000	3,737,000
		9,452,250
Hotels, Restaurants & Leisure - 2.1%
McDonald's Corp.	200,000	19,242,000
Texas Roadhouse, Inc. Class A	175,000	4,599,000
Yum! Brands, Inc.	275,000	19,632,250
		43,473,250
Leisure Equipment & Products - 0.5%
New Academy Holding Co. LLC unit (a)(f)(g)	60,000	10,523,400
Media - 1.9%
Comcast Corp. Class A (special) (non-vtg.)	725,000	31,443,250
Smiles SA	200,000	2,605,243
Time Warner, Inc.	75,000	4,935,750
		38,984,243
Multiline Retail - 1.4%
Kohl's Corp.	150,000	7,762,500
Target Corp.	350,000	22,393,000
		30,155,500
Specialty Retail - 0.4%
Abercrombie & Fitch Co. Class A	75,000	2,652,750
Citi Trends, Inc. (a)	36,550	638,894
Staples, Inc.	325,000	4,761,250
		8,052,894
Textiles, Apparel & Luxury Goods - 0.5%
Arezzo Industria e Comercio SA	192,100	3,396,832
Coach, Inc.	137,500	7,497,875
		10,894,707
TOTAL CONSUMER DISCRETIONARY		154,066,744
CONSUMER STAPLES - 10.1%
Beverages - 2.6%
Molson Coors Brewing Co. Class B	250,000	12,532,500
PepsiCo, Inc.	270,000	21,465,000
The Coca-Cola Co.	500,000	18,940,000
		52,937,500
Food & Staples Retailing - 2.7%
CVS Caremark Corp.	350,000	19,862,500
Kroger Co.	300,000	12,102,000
Walgreen Co.	425,000	22,865,000
		54,829,500

	Shares	Value
Food Products - 0.7%
Kellogg Co.	225,000	$ 13,214,250
Mead Johnson Nutrition Co. Class A	25,000	1,856,500
		15,070,750
Household Products - 2.0%
Energizer Holdings, Inc.	100,000	9,115,000
Procter & Gamble Co.	425,000	32,125,750
		41,240,750
Tobacco - 2.1%
British American Tobacco PLC sponsored ADR	150,000	15,772,500
Lorillard, Inc.	350,000	15,673,000
Philip Morris International, Inc.	150,000	12,988,500
		44,434,000
TOTAL CONSUMER STAPLES		208,512,500
ENERGY - 13.8%
Energy Equipment & Services - 3.3%
Halliburton Co.	137,403	6,615,954
Helmerich & Payne, Inc.	125,000	8,618,750
McDermott International, Inc. (a)	250,000	1,857,500
National Oilwell Varco, Inc.	237,500	18,551,125
Noble Corp.	225,000	8,498,250
Schlumberger Ltd.	225,000	19,881,000
Trinidad Drilling Ltd. (d)	400,000	3,863,890
		67,886,469
Oil, Gas & Consumable Fuels - 10.5%
Amyris, Inc. (a)(d)	1,000,000	2,310,000
Apache Corp.	255,000	21,710,700
Canadian Natural Resources Ltd.	650,000	20,426,678
Chevron Corp.	325,000	39,487,500
Clean Energy Fuels Corp. (a)(d)	275,000	3,514,500
ConocoPhillips Co.	75,000	5,213,250
CONSOL Energy, Inc.	350,000	11,777,500
Exxon Mobil Corp.	225,000	19,359,000
HollyFrontier Corp.	87,500	3,684,625
Occidental Petroleum Corp.	250,000	23,385,000
Peabody Energy Corp.	400,000	6,900,000
Royal Dutch Shell PLC Class A sponsored ADR	225,000	14,778,000
Scorpio Tankers, Inc.	234,900	2,292,624
Suncor Energy, Inc.	700,000	25,028,882
The Williams Companies, Inc.	525,000	19,089,000
		218,957,259
TOTAL ENERGY		286,843,728
FINANCIALS - 17.3%
Capital Markets - 3.2%
Ashmore Group PLC	950,000	6,002,638
KKR & Co. LP	475,000	9,775,500
LPL Financial	100,000	3,831,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	950,000	$ 25,602,500
The Blackstone Group LP	850,000	21,156,500
		66,368,138
Commercial Banks - 3.8%
CIT Group, Inc. (a)	250,000	12,192,500
Standard Chartered PLC (United Kingdom)	225,000	5,394,580
U.S. Bancorp	100,000	3,658,000
Wells Fargo & Co.	1,400,000	57,848,000
		79,093,080
Diversified Financial Services - 5.7%
Bank of America Corp.	950,000	13,110,000
Citigroup, Inc.	250,000	12,127,500
JPMorgan Chase & Co.	1,250,000	64,612,500
KKR Financial Holdings LLC	2,250,000	23,242,500
KKR Renaissance Co-Invest LP unit (g)	50,000	5,000,000
		118,092,500
Insurance - 3.0%
Genworth Financial, Inc. Class A (a)	300,000	3,837,000
MetLife, Inc.	725,000	34,038,750
Prudential Financial, Inc.	200,000	15,596,000
The Chubb Corp.	50,000	4,463,000
The Travelers Companies, Inc.	50,000	4,238,500
		62,173,250
Real Estate Investment Trusts - 0.2%
American Capital Agency Corp.	250,000	5,642,500
Thrifts & Mortgage Finance - 1.4%
Radian Group, Inc. (d)	2,050,015	28,556,709
TOTAL FINANCIALS		359,926,177
HEALTH CARE - 11.9%
Biotechnology - 1.9%
Achillion Pharmaceuticals, Inc. (a)	150,000	453,000
Alnylam Pharmaceuticals, Inc. (a)	45,000	2,880,450
Amgen, Inc.	187,500	20,988,750
Dynavax Technologies Corp. (a)	950,000	1,140,000
Genmab A/S (a)	3,300	135,278
Gentium SpA sponsored ADR (a)	350,000	9,495,500
MEI Pharma, Inc. (a)	326,756	3,705,413
		38,798,391
Health Care Equipment & Supplies - 1.1%
Align Technology, Inc. (a)	200,000	9,624,000
Haemonetics Corp. (a)	100,000	3,988,000
Hologic, Inc. (a)	246,700	5,094,355
NxStage Medical, Inc. (a)	250,000	3,290,000
		21,996,355
Health Care Providers & Services - 4.4%
Aetna, Inc.	137,500	8,802,750

	Shares	Value
Cardinal Health, Inc.	100,000	$ 5,215,000
Catamaran Corp. (a)	130,000	5,972,137
Express Scripts Holding Co. (a)	150,000	9,267,000
HCA Holdings, Inc.	250,000	10,687,500
Humana, Inc.	25,000	2,333,250
Laboratory Corp. of America Holdings (a)	62,500	6,196,250
McKesson Corp.	95,000	12,188,500
MEDNAX, Inc. (a)	50,000	5,020,000
MWI Veterinary Supply, Inc. (a)	24,800	3,704,128
Qualicorp SA (a)	300,000	2,741,055
Quest Diagnostics, Inc.	35,000	2,162,650
UnitedHealth Group, Inc.	250,000	17,902,500
		92,192,720
Health Care Technology - 0.7%
Allscripts Healthcare Solutions, Inc. (a)	325,000	4,832,750
HMS Holdings Corp. (a)	100,000	2,151,000
MedAssets, Inc. (a)	325,000	8,261,500
		15,245,250
Life Sciences Tools & Services - 0.4%
QIAGEN NV (a)(d)	350,000	7,490,000
Pharmaceuticals - 3.4%
Auxilium Pharmaceuticals, Inc. (a)	90,000	1,640,700
Endo Health Solutions, Inc. (a)	75,000	3,408,000
Jazz Pharmaceuticals PLC (a)	40,000	3,678,800
Merck & Co., Inc.	675,000	32,136,750
Teva Pharmaceutical Industries Ltd. sponsored ADR	200,000	7,556,000
ViroPharma, Inc. (a)	175,000	6,877,500
Warner Chilcott PLC	550,000	12,567,500
XenoPort, Inc. (a)	450,000	2,556,000
		70,421,250
TOTAL HEALTH CARE		246,143,966
INDUSTRIALS - 7.7%
Aerospace & Defense - 1.0%
United Technologies Corp.	200,000	21,564,000
Air Freight & Logistics - 1.4%
C.H. Robinson Worldwide, Inc.	200,000	11,912,000
Expeditors International of Washington, Inc.	75,000	3,304,500
United Parcel Service, Inc. Class B	150,000	13,705,500
		28,922,000
Electrical Equipment - 0.8%
AMETEK, Inc.	112,500	5,177,250
Babcock & Wilcox Co.	150,000	5,058,000
Roper Industries, Inc.	45,000	5,979,150
		16,214,400
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 2.3%
Danaher Corp.	50,000	$ 3,466,000
General Electric Co.	1,850,000	44,196,500
		47,662,500
Machinery - 0.4%
Stanley Black & Decker, Inc.	100,000	9,057,000
Professional Services - 1.0%
Acacia Research Corp.	640,100	14,760,706
Towers Watson & Co.	50,000	5,348,000
		20,108,706
Road & Rail - 0.5%
CSX Corp.	425,000	10,939,500
Trading Companies & Distributors - 0.3%
United Rentals, Inc. (a)	100,000	5,829,000
TOTAL INDUSTRIALS		160,297,106
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 4.2%
Brocade Communications Systems, Inc. (a)	675,000	5,433,750
Cisco Systems, Inc.	2,075,000	48,596,500
Juniper Networks, Inc. (a)	275,000	5,461,500
Nokia Corp. sponsored ADR (a)	1,000,000	6,510,000
QUALCOMM, Inc.	325,000	21,892,000
		87,893,750
Computers & Peripherals - 3.6%
Apple, Inc.	155,000	73,896,250
Fusion-io, Inc. (a)(d)	116,900	1,565,291
		75,461,541
Electronic Equipment & Components - 0.1%
Fabrinet (a)	175,000	2,947,000
Internet Software & Services - 2.3%
Google, Inc. Class A (a)	45,000	39,415,950
VeriSign, Inc. (a)	150,000	7,633,500
		47,049,450
IT Services - 8.4%
Cognizant Technology Solutions Corp. Class A (a)	300,000	24,636,000
Fidelity National Information Services, Inc.	125,000	5,805,000
IBM Corp.	300,000	55,554,000
MasterCard, Inc. Class A	42,500	28,593,150
Paychex, Inc.	800,000	32,512,000
The Western Union Co.	300,000	5,598,000
Visa, Inc. Class A	110,000	21,021,000
		173,719,150

	Shares	Value
Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc.	900,000	$ 15,786,000
Broadcom Corp. Class A	625,000	16,256,250
Samsung Electronics Co. Ltd.	5,000	6,360,918
		38,403,168
Software - 3.5%
Concur Technologies, Inc. (a)	35,000	3,867,500
Electronic Arts, Inc. (a)	150,000	3,832,500
Microsoft Corp.	1,200,000	39,972,000
Nuance Communications, Inc. (a)	500,000	9,347,500
Oracle Corp.	200,000	6,634,000
ServiceNow, Inc. (a)	45,000	2,337,750
VMware, Inc. Class A (a)	75,000	6,067,500
		72,058,750
TOTAL INFORMATION TECHNOLOGY		497,532,809
MATERIALS - 1.1%
Chemicals - 0.2%
Tronox Ltd. Class A	175,000	4,282,250
Metals & Mining - 0.8%
Century Aluminum Co. (a)	300,000	2,415,000
Freeport-McMoRan Copper & Gold, Inc.	325,000	10,751,000
Walter Energy, Inc. (d)	225,000	3,156,750
		16,322,750
Paper & Forest Products - 0.1%
West Fraser Timber Co. Ltd.	37,500	3,374,472
TOTAL MATERIALS		23,979,472
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	450,000	20,997,000
UTILITIES - 0.3%
Electric Utilities - 0.3%
PPL Corp.	200,000	6,076,000
TOTAL COMMON STOCKS (Cost $1,670,378,156)		1,964,375,502
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Leisure Equipment & Products - 0.0%
NJOY, Inc. Series C (g)	65,160	526,493
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 0.6%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Volkswagen AG	55,005	$ 12,966,555
TOTAL PREFERRED STOCKS (Cost $10,384,534)		13,493,048
Convertible Bonds - 0.1%
	Principal Amount
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (Cost $2,000,000)	$ 2,000,000	1,400,800
Other - 0.5%
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
EQTY ER Holdings, LLC 12% 1/28/18 (a)(e)(g)(h)	6,666,667	6,666,667
	Shares
EQTY ER Holdings, LLC (a)(e)(g)(h)	3,333,333	3,333,333
TOTAL OTHER (Cost $10,000,000)		10,000,000
Money Market Funds - 5.7%

Fidelity Cash Central Fund, 0.10% (b)	91,029,067	91,029,067
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	27,309,625	27,309,625
TOTAL MONEY MARKET FUNDS (Cost $118,338,692)		118,338,692
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,811,101,382)		2,107,608,042
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(30,479,110)
NET ASSETS - 100%		$ 2,077,128,932
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $26,049,893 or 1.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
EQTY ER Holdings, LLC 12% 1/28/18	1/29/13	$ 6,666,667
EQTY ER Holdings, LLC	1/29/13	$ 3,333,333
KKR Renaissance Co-Invest LP unit	7/25/13	$ 5,275,000
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
NJOY, Inc. Series C	6/7/13	$ 526,688
(h) Investments represent a non-operating interest in oil and gas wells through an entity owned by the fund that is treated as a corporation for U.S. tax purposes.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 91,037
Fidelity Securities Lending Cash Central Fund	802,412
Total	$ 893,449
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
EQTY ER Holdings, LLC 12% 1/28/18	$ -	$ 6,666,667	$ -	$ -	$ 6,666,667
EQTY ER Holdings, LLC	-	3,333,333	-	-	3,333,333
Total	$ -	$ 10,000,000	$ -	$ -	$ 10,000,000
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 167,559,792	$ 156,509,899	$ -	$ 11,049,893
Consumer Staples	208,512,500	208,512,500	-	-
Energy	286,843,728	286,843,728	-	-
Financials	359,926,177	354,926,177	-	5,000,000
Health Care	246,143,966	246,143,966	-	-
Industrials	160,297,106	160,297,106	-	-
Information Technology	497,532,809	497,532,809	-	-
Materials	23,979,472	23,979,472	-	-
Telecommunication Services	20,997,000	20,997,000	-	-
Utilities	6,076,000	6,076,000	-	-
Corporate Bonds	1,400,800	-	1,400,800	-
Other/Energy	10,000,000	-	-	10,000,000
Money Market Funds	118,338,692	118,338,692	-	-
Total Investments in Securities:	$ 2,107,608,042	$ 2,080,157,349	$ 1,400,800	$ 26,049,893
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 7,296,000
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	2,952,205
Cost of Purchases	15,801,688
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 26,049,893
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2013	$ 2,952,205

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in the Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.6%
Canada	2.8%
United Kingdom	2.0%
Curacao	1.0%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $26,402,491) - See accompanying schedule: Unaffiliated issuers (cost $1,682,762,690)	$ 1,979,269,350
Fidelity Central Funds (cost $118,338,692)	118,338,692
Other affiliated issuers (cost $10,000,000)	10,000,000
Total Investments (cost $1,811,101,382)		$ 2,107,608,042
Cash		2
Receivable for investments sold		808,279
Receivable for fund shares sold		335,056
Dividends receivable		2,293,348
Interest receivable		5,667
Distributions receivable from Fidelity Central Funds		38,970
Other receivables		71,158
Total assets		2,111,160,522

Liabilities
Payable for investments purchased	$ 4,830,925
Payable for fund shares redeemed	786,247
Accrued management fee	735,054
Distribution and service plan fees payable	51,294
Other affiliated payables	193,033
Other payables and accrued expenses	125,412
Collateral on securities loaned, at value	27,309,625
Total liabilities		34,031,590

Net Assets		$ 2,077,128,932
Net Assets consist of:
Paid in capital		$ 1,882,042,163
Undistributed net investment income		16,656,447
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(118,078,017)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		296,508,339
Net Assets		$ 2,077,128,932

Statement of Assets and Liabilities - continued

September 30, 2013

Class O: Net Asset Value, offering price and redemption price per share ($1,622,352,524 ÷ 76,627,042 shares)	$ 21.17

Class A: Net Asset Value and redemption price per share ($153,940,478 ÷ 7,420,099 shares)	$ 20.75

Maximum offering price per share (100/94.25 of $20.75)	$ 22.02
Class T: Net Asset Value and redemption price per share ($22,902,784 ÷ 1,111,139 shares)	$ 20.61

Maximum offering price per share (100/96.50 of $20.61)	$ 21.36
Class B: Net Asset Value and offering price per share ($704,808 ÷ 34,534 shares)A	$ 20.41

Class C: Net Asset Value and offering price per share ($11,119,299 ÷ 548,189 shares)A	$ 20.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($266,008,463 ÷ 12,337,120 shares)	$ 21.56

Class Z: Net Asset Value, offering price and redemption price per share ($100,576 ÷ 4,664 shares)	$ 21.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 42,073,614
Interest		60,095
Income from Fidelity Central Funds		893,449
Total income		43,027,158

Expenses
Management fee	$ 8,387,064
Transfer agent fees	1,406,040
Distribution and service plan fees	515,358
Accounting and security lending fees	606,580
Custodian fees and expenses	46,454
Independent trustees' compensation	11,861
Appreciation in deferred trustee compensation account	632
Registration fees	111,420
Audit	71,275
Legal	8,446
Interest	682
Miscellaneous	18,067
Total expenses before reductions	11,183,879
Expense reductions	(261,270)	10,922,609
Net investment income (loss)		32,104,549
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	249,941,754
Foreign currency transactions	(104,482)
Total net realized gain (loss)		249,837,272
Change in net unrealized appreciation (depreciation) on: Investment securities	128,813,069
Assets and liabilities in foreign currencies	11,313
Total change in net unrealized appreciation (depreciation)		128,824,382
Net gain (loss)		378,661,654
Net increase (decrease) in net assets resulting from operations		$ 410,766,203

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,104,549	$ 26,491,637
Net realized gain (loss)	249,837,272	125,558,201
Change in net unrealized appreciation (depreciation)	128,824,382	351,152,681
Net increase (decrease) in net assets resulting from operations	410,766,203	503,202,519
Distributions to shareholders from net investment income	(30,079,689)	(22,240,429)
Distributions to shareholders from net realized gain	(3,173,961)	(3,331,363)
Total distributions	(33,253,650)	(25,571,792)
Share transactions - net increase (decrease)	(187,539,711)	(152,296,988)
Total increase (decrease) in net assets	189,972,842	325,333,739

Net Assets
Beginning of period	1,887,156,090	1,561,822,351
End of period (including undistributed net investment income of $16,656,447 and undistributed net investment income of $18,092,899, respectively)	$ 2,077,128,932	$ 1,887,156,090

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.53	$ 13.33	$ 13.55	$ 12.33	$ 12.06
Income from Investment Operations
Net investment income (loss) C	.32	.24	.18	.15	.13
Net realized and unrealized gain (loss)	3.64	4.19	(.20)	1.21	.29
Total from investment operations	3.96	4.43	(.02)	1.36	.42
Distributions from net investment income	(.29)	(.20)	(.15)	(.14)	(.15)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.32)	(.23)	(.20) H	(.14) G	(.15)
Net asset value, end of period	$ 21.17	$ 17.53	$ 13.33	$ 13.55	$ 12.33
Total Return A,B	23.05%	33.55%	(.32)%	11.15%	4.04%
Ratios to Average Net Assets D,F
Expenses before reductions	.51%	.51%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.51%	.51%	.51%	.51%	.51%
Expenses net of all reductions	.49%	.51%	.50%	.50%	.50%
Net investment income (loss)	1.68%	1.53%	1.20%	1.20%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,622,353	$ 1,515,727	$ 1,268,316	$ 1,458,736	$ 1,708,710
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Class A

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.18	$ 13.07	$ 13.28	$ 12.09	$ 11.80
Income from Investment Operations
Net investment income (loss) D	.26	.19	.13	.10	.08
Net realized and unrealized gain (loss)	3.58	4.10	(.20)	1.19	.30
Total from investment operations	3.84	4.29	(.07)	1.29	.38
Distributions from net investment income	(.24)	(.15)	(.10)	(.09)	(.09)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.27)	(.18)	(.14)	(.10)	(.09)
Net asset value, end of period	$ 20.75	$ 17.18	$ 13.07	$ 13.28	$ 12.09
Total Return A,B,C	22.73%	33.06%	(.62)%	10.70%	3.59%
Ratios to Average Net Assets E,G
Expenses before reductions	.82%	.84%	.86%	.88%	.95%
Expenses net of fee waivers, if any	.82%	.84%	.86%	.88%	.95%
Expenses net of all reductions	.81%	.84%	.85%	.87%	.93%
Net investment income (loss)	1.37%	1.20%	.85%	.82%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 153,940	$ 127,100	$ 98,808	$ 110,672	$ 129,758
Portfolio turnover rate F	55%	40%	76%	102%	162%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.08	$ 12.99	$ 13.21	$ 12.04	$ 11.69
Income from Investment Operations
Net investment income (loss) C	.17	.12	.06	.05	.05
Net realized and unrealized gain (loss)	3.56	4.08	(.19)	1.18	.32
Total from investment operations	3.73	4.20	(.13)	1.23	.37
Distributions from net investment income	(.17)	(.08)	(.05)	(.05)	(.02)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.20)	(.11)	(.09)	(.06)	(.02)
Net asset value, end of period	$ 20.61	$ 17.08	$ 12.99	$ 13.21	$ 12.04
Total Return A,B	22.11%	32.46%	(1.05)%	10.25%	3.25%
Ratios to Average Net Assets D,F
Expenses before reductions	1.28%	1.29%	1.29%	1.30%	1.33%
Expenses net of fee waivers, if any	1.28%	1.29%	1.29%	1.30%	1.33%
Expenses net of all reductions	1.27%	1.28%	1.28%	1.29%	1.32%
Net investment income (loss)	.91%	.76%	.42%	.40%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,903	$ 14,874	$ 11,251	$ 12,051	$ 11,378
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.87	$ 12.82	$ 13.04	$ 11.90	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.08	.04	(.01)	(.01)	- G
Net realized and unrealized gain (loss)	3.53	4.04	(.19)	1.17	.31
Total from investment operations	3.61	4.08	(.20)	1.16	.31
Distributions from net investment income	(.04)	- G	-	(.01)	-
Distributions from net realized gain	(.03)	(.03)	(.02)	(.01)	-
Total distributions	(.07)	(.03)	(.02)	(.02)	-
Net asset value, end of period	$ 20.41	$ 16.87	$ 12.82	$ 13.04	$ 11.90
Total Return A,B	21.52%	31.87%	(1.57)%	9.72%	2.67%
Ratios to Average Net Assets D,F
Expenses before reductions	1.77%	1.78%	1.78%	1.80%	1.83%
Expenses net of fee waivers, if any	1.77%	1.78%	1.78%	1.80%	1.83%
Expenses net of all reductions	1.75%	1.77%	1.77%	1.79%	1.81%
Net investment income (loss)	.42%	.27%	(.07)%	(.10)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 705	$ 826	$ 776	$ 1,060	$ 1,072
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.83	$ 12.81	$ 13.04	$ 11.90	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.08	.04	(.01)	(.01)	- G
Net realized and unrealized gain (loss)	3.51	4.04	(.19)	1.16	.31
Total from investment operations	3.59	4.08	(.20)	1.15	.31
Distributions from net investment income	(.11)	(.03)	-	(.01)	-
Distributions from net realized gain	(.03)	(.03)	(.03)	(.01)	-
Total distributions	(.14)	(.06)	(.03)	(.01) H	-
Net asset value, end of period	$ 20.28	$ 16.83	$ 12.81	$ 13.04	$ 11.90
Total Return A,B	21.52%	31.89%	(1.58)%	9.69%	2.67%
Ratios to Average Net Assets D,F
Expenses before reductions	1.77%	1.77%	1.78%	1.79%	1.82%
Expenses net of fee waivers, if any	1.77%	1.77%	1.78%	1.79%	1.82%
Expenses net of all reductions	1.75%	1.77%	1.77%	1.79%	1.81%
Net investment income (loss)	.42%	.27%	(.07)%	(.09)%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,119	$ 4,775	$ 3,030	$ 2,853	$ 2,501
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.84	$ 13.58	$ 13.82	$ 12.57	$ 12.15
Income from Investment Operations
Net investment income (loss) B	.29	.21	.15	.11	.10
Net realized and unrealized gain (loss)	3.72	4.26	(.20)	1.24	.34
Total from investment operations	4.01	4.47	(.05)	1.35	.44
Distributions from net investment income	(.26)	(.18)	(.15)	(.10)	(.02)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.29)	(.21)	(.19)	(.10) F	(.02)
Net asset value, end of period	$ 21.56	$ 17.84	$ 13.58	$ 13.82	$ 12.57
Total Return A	22.82%	33.17%	(.50)%	10.81%	3.75%
Ratios to Average Net Assets C,E
Expenses before reductions	.71%	.75%	.74%	.78%	.79%
Expenses net of fee waivers, if any	.71%	.75%	.74%	.78%	.79%
Expenses net of all reductions	.70%	.75%	.73%	.77%	.77%
Net investment income (loss)	1.48%	1.29%	.97%	.92%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 266,008	$ 223,854	$ 179,641	$ 34,740	$ 1,344
Portfolio turnover rate D	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 21.44
Income from Investment Operations
Net investment income (loss) D	.04
Net realized and unrealized gain (loss)	.08
Total from investment operations	.12
Net asset value, end of period	$ 21.56
Total Return B, C	.56%
Ratios to Average Net Assets E, H
Expenses before reductions	.52% A
Expenses net of fee waivers, if any	.52% A
Expenses net of all reductions	.50% A
Net investment income (loss)	1.36% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 101
Portfolio turnover rate F	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class C, Institutional Class and Class Z, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. Restricted equity securities and private placements for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 09/30/2013	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Common Stock	$ 15,523,400	Discounted cash flow	Discount rate	20.0%	Decrease
		Market comparable	Transaction price	$ 100.00	Increase
			EV/EBITDA multiple	9.0	Increase
Other/Energy	$ 10,000,000	Market comparable	Transaction price	$ 1.00	Increase
Convertible Preferred Stock	$ 526,493	Market comparable	Transaction price	$ 8.08	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 350,906,720
Gross unrealized depreciation	(70,566,506)
Net unrealized appreciation (depreciation) on securities and other investments	$ 280,340,214

Tax Cost	$ 1,827,267,828

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 17,258,777
Capital loss carryforward	$ (101,911,571)
Net unrealized appreciation (depreciation)	$ 280,341,893

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (77,909,154)
2018	(24,002,417)
Total capital loss carryforward	$ (101,911,571)

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 33,253,650	$ 25,571,792

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,055,608,634 and $1,244,084,112, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 345,863	$ 27,926
Class T	.25%	.25%	89,456	413
Class B	.75%	.25%	7,546	5,716
Class C	.75%	.25%	72,493	25,532
			$ 515,358	$ 59,587

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26,049
Class T	9,323
Class B*	840
Class C*	2,942
$ 39,154

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C, Institutional Class and Class Z. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC does not receive a fee for Class O Destiny Plan accounts. FIIOC receives an asset-based fee of Class Z's average net assets. In addition, FIIOC pays for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 603,909.04
Class A	138,795.10
Class T	55,692.31
Class B	2,264.30
Class C	21,729.30
Institutional Class	583,644.24
Class Z	7	.05*
	$ 1,406,040

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34,628 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 40,225,500.30%		$ 682

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,513 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $802,412, including $8,945 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class O, Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class O	$ 10,908
Class A	1,019
Class T	147
Class B	5
Class C	68
Institutional Class	1,778
Total	$ 13,925

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $247,259 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $86.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013	2012
From net investment income
Class O	$ 24,897,965	$ 18,723,551
Class A	1,798,280	1,121,461
Class T	150,677	65,856
Class B	1,909	61
Class C	33,936	6,521
Institutional Class	3,196,922	2,322,979
Total	$ 30,079,689	$ 22,240,429
From net realized gain
Class O	$ 2,538,844	$ 2,701,385
Class A	222,674	218,271
Class T	26,379	24,485
Class B	1,302	1,755
Class C	9,132	7,004
Institutional Class	375,630	378,463
Total	$ 3,173,961	$ 3,331,363

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013 A	2012	2013 A	2012
Class O
Shares sold	3,171,863	5,580,617	$ 59,100,325	$ 88,605,028
Reinvestment of distributions	1,407,676	1,264,500	24,161,611	18,689,315
Shares redeemed	(14,433,839)	(15,507,291)	(275,995,779)	(246,649,704)
Net increase (decrease)	(9,854,300)	(8,662,174)	$ (192,733,843)	$ (139,355,361)
Class A
Shares sold	1,535,917	1,342,312	$ 28,726,959	$ 20,790,722
Reinvestment of distributions	115,483	87,570	1,947,628	1,272,398
Shares redeemed	(1,628,774)	(1,593,042)	(30,310,462)	(24,719,765)
Net increase (decrease)	22,626	(163,160)	$ 364,125	$ (2,656,645)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A	2012	2013 A	2012
Class T
Shares sold	375,221	179,769	$ 7,178,937	$ 2,774,619
Reinvestment of distributions	9,922	5,997	166,859	86,960
Shares redeemed	(144,939)	(181,294)	(2,749,303)	(2,782,012)
Net increase (decrease)	240,204	4,472	$ 4,596,493	$ 79,567
Class B
Shares sold	6,951	6,079	$ 131,852	$ 91,129
Reinvestment of distributions	175	118	2,922	1,690
Shares redeemed	(21,543)	(17,813)	(399,867)	(278,436)
Net increase (decrease)	(14,417)	(11,616)	$ (265,093)	$ (185,617)
Class C
Shares sold	337,131	132,216	$ 6,296,211	$ 2,016,265
Reinvestment of distributions	2,446	890	40,647	12,767
Shares redeemed	(75,071)	(85,848)	(1,370,372)	(1,317,709)
Net increase (decrease)	264,506	47,258	$ 4,966,486	$ 711,323
Institutional Class
Shares sold	730,999	116,008	$ 14,299,680	$ 1,928,321
Reinvestment of distributions	203,618	178,776	3,566,304	2,695,938
Shares redeemed	(1,145,647)	(978,426)	(22,433,863)	(15,514,514)
Net increase (decrease)	(211,030)	(683,642)	$ (4,567,879)	$ (10,890,255)
Class Z
Shares sold	4,664	-	$ 100,000	$ -
Net increase (decrease)	4,664	-	$ 100,000	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 14, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholder:

Fidelity Advisor Diversified Stock Fund	Class A
December 14, 2012	100%
December 27, 2012	66%

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Advisor Diversified Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

DESIN-UANN-1113
1.837886.107

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Diversified Stock Fund -

Class O

Annual Report

September 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Past 10 years
Class O	23.05%	13.63%	8.04%
$50/month 15-Year Plan A	-41.18%	9.53%	6.63%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect custodian fees and sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan, and 5.7% on each subsequent investment thereafter, and a Custodian Fee of up to $1.50 per investment. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class O on September 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Diversified Stock Fund: For the year, the fund's Class O shares gained 23.05%, outpacing the benchmark S&P 500®. Very strong stock selection was the biggest factor behind the fund's relative outperformance, most notably in financials and health care and, to a lesser extent, consumer staples. In contrast, weak positioning in consumer discretionary and industrials and a modest cash position in a strong market slightly tempered results. On an individual security basis, mortgage insurer Radian Group was, by far, the fund's top relative contributor - its shares more than tripled during the reporting period. Another boost came from my allocation to managed health care stocks, including Aetna, UnitedHealth Group and WellPoint, as I sought to take advantage of what I saw as a resilient but undervalued industry, in light of investors' concerns about the financial impact of new federal health care regulations. By the late summer and early fall, the stocks had gained to the point that they no longer struck me as so attractively priced, and I began trimming the fund's industry exposure, including selling WellPoint outright. In contrast, the fund's biggest individual detractor was Broadcom, a semiconductor maker whose shares plummeted in July after the company announced a disappointing revenue forecast. Another notable detractor was IBM, which faced a headwind as investors became skeptical about the sustainability of the company's earnings. At period end, the fund continued to own both stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013) for Class O, Class A, Class T, Class B, Class C and Institutional Class and for the entire period (August 13, 2013 to September 30, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class O	.51%
Actual		$ 1,000.00	$ 1,114.80	$ 2.70 C
HypotheticalA		$ 1,000.00	$ 1,022.51	$ 2.59 D
Class A	.81%
Actual		$ 1,000.00	$ 1,113.80	$ 4.29 C
HypotheticalA		$ 1,000.00	$ 1,021.01	$ 4.10 D
Class T	1.28%
Actual		$ 1,000.00	$ 1,110.50	$ 6.77 C
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.48 D
Class B	1.77%
Actual		$ 1,000.00	$ 1,108.00	$ 9.35 C
HypotheticalA		$ 1,000.00	$ 1,016.19	$ 8.95 D
Class C	1.77%
Actual		$ 1,000.00	$ 1,107.60	$ 9.35 C
HypotheticalA		$ 1,000.00	$ 1,016.19	$ 8.95 D
Institutional Class	.70%
Actual		$ 1,000.00	$ 1,113.60	$ 3.71 C
HypotheticalA		$ 1,000.00	$ 1,021.56	$ 3.55 D
	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class Z	.52%
Actual		$ 1,000.00	$ 1,005.60	$ .70 C
Hypothetical A		$ 1,000.00	$ 1,022.46	$ 2.64 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) for Class O, Class A, Class T, Class B, Class C and Institutional Class and multiplied by 49/365 (to reflect the period August 13, 2013 to September 30, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.5	3.6
JPMorgan Chase & Co.	3.1	3.3
Wells Fargo & Co.	2.8	2.8
IBM Corp.	2.7	2.9
Cisco Systems, Inc.	2.3	2.2
General Electric Co.	2.1	2.2
Microsoft Corp.	1.9	0.0
Chevron Corp.	1.9	1.8
Google, Inc. Class A	1.9	2.2
MetLife, Inc.	1.6	1.6
	23.8
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.0	23.3
Financials	17.3	18.3
Energy	14.4	13.9
Health Care	11.9	12.4
Consumer Staples	10.1	9.9
Asset Allocation (% of fund's net assets)
As of September 30, 2013*		As of March 31, 2013**
	Stocks 95.2%		Stocks 95.8%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Other 0.5%		Other 0.5%
	Short-Term Investments and Net Other Assets (Liabilities) 4.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.6%
* Foreign investments	10.4%	** Foreign investments	9.3%

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value
CONSUMER DISCRETIONARY - 7.4%
Automobiles - 0.1%
Ford Motor Co.	150,000	$ 2,530,500
Diversified Consumer Services - 0.5%
Apollo Group, Inc. Class A (non-vtg.) (a)	125,000	2,601,250
Strayer Education, Inc.	75,000	3,114,000
Weight Watchers International, Inc. (d)	100,000	3,737,000
		9,452,250
Hotels, Restaurants & Leisure - 2.1%
McDonald's Corp.	200,000	19,242,000
Texas Roadhouse, Inc. Class A	175,000	4,599,000
Yum! Brands, Inc.	275,000	19,632,250
		43,473,250
Leisure Equipment & Products - 0.5%
New Academy Holding Co. LLC unit (a)(f)(g)	60,000	10,523,400
Media - 1.9%
Comcast Corp. Class A (special) (non-vtg.)	725,000	31,443,250
Smiles SA	200,000	2,605,243
Time Warner, Inc.	75,000	4,935,750
		38,984,243
Multiline Retail - 1.4%
Kohl's Corp.	150,000	7,762,500
Target Corp.	350,000	22,393,000
		30,155,500
Specialty Retail - 0.4%
Abercrombie & Fitch Co. Class A	75,000	2,652,750
Citi Trends, Inc. (a)	36,550	638,894
Staples, Inc.	325,000	4,761,250
		8,052,894
Textiles, Apparel & Luxury Goods - 0.5%
Arezzo Industria e Comercio SA	192,100	3,396,832
Coach, Inc.	137,500	7,497,875
		10,894,707
TOTAL CONSUMER DISCRETIONARY		154,066,744
CONSUMER STAPLES - 10.1%
Beverages - 2.6%
Molson Coors Brewing Co. Class B	250,000	12,532,500
PepsiCo, Inc.	270,000	21,465,000
The Coca-Cola Co.	500,000	18,940,000
		52,937,500
Food & Staples Retailing - 2.7%
CVS Caremark Corp.	350,000	19,862,500
Kroger Co.	300,000	12,102,000
Walgreen Co.	425,000	22,865,000
		54,829,500

	Shares	Value
Food Products - 0.7%
Kellogg Co.	225,000	$ 13,214,250
Mead Johnson Nutrition Co. Class A	25,000	1,856,500
		15,070,750
Household Products - 2.0%
Energizer Holdings, Inc.	100,000	9,115,000
Procter & Gamble Co.	425,000	32,125,750
		41,240,750
Tobacco - 2.1%
British American Tobacco PLC sponsored ADR	150,000	15,772,500
Lorillard, Inc.	350,000	15,673,000
Philip Morris International, Inc.	150,000	12,988,500
		44,434,000
TOTAL CONSUMER STAPLES		208,512,500
ENERGY - 13.8%
Energy Equipment & Services - 3.3%
Halliburton Co.	137,403	6,615,954
Helmerich & Payne, Inc.	125,000	8,618,750
McDermott International, Inc. (a)	250,000	1,857,500
National Oilwell Varco, Inc.	237,500	18,551,125
Noble Corp.	225,000	8,498,250
Schlumberger Ltd.	225,000	19,881,000
Trinidad Drilling Ltd. (d)	400,000	3,863,890
		67,886,469
Oil, Gas & Consumable Fuels - 10.5%
Amyris, Inc. (a)(d)	1,000,000	2,310,000
Apache Corp.	255,000	21,710,700
Canadian Natural Resources Ltd.	650,000	20,426,678
Chevron Corp.	325,000	39,487,500
Clean Energy Fuels Corp. (a)(d)	275,000	3,514,500
ConocoPhillips Co.	75,000	5,213,250
CONSOL Energy, Inc.	350,000	11,777,500
Exxon Mobil Corp.	225,000	19,359,000
HollyFrontier Corp.	87,500	3,684,625
Occidental Petroleum Corp.	250,000	23,385,000
Peabody Energy Corp.	400,000	6,900,000
Royal Dutch Shell PLC Class A sponsored ADR	225,000	14,778,000
Scorpio Tankers, Inc.	234,900	2,292,624
Suncor Energy, Inc.	700,000	25,028,882
The Williams Companies, Inc.	525,000	19,089,000
		218,957,259
TOTAL ENERGY		286,843,728
FINANCIALS - 17.3%
Capital Markets - 3.2%
Ashmore Group PLC	950,000	6,002,638
KKR & Co. LP	475,000	9,775,500
LPL Financial	100,000	3,831,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	950,000	$ 25,602,500
The Blackstone Group LP	850,000	21,156,500
		66,368,138
Commercial Banks - 3.8%
CIT Group, Inc. (a)	250,000	12,192,500
Standard Chartered PLC (United Kingdom)	225,000	5,394,580
U.S. Bancorp	100,000	3,658,000
Wells Fargo & Co.	1,400,000	57,848,000
		79,093,080
Diversified Financial Services - 5.7%
Bank of America Corp.	950,000	13,110,000
Citigroup, Inc.	250,000	12,127,500
JPMorgan Chase & Co.	1,250,000	64,612,500
KKR Financial Holdings LLC	2,250,000	23,242,500
KKR Renaissance Co-Invest LP unit (g)	50,000	5,000,000
		118,092,500
Insurance - 3.0%
Genworth Financial, Inc. Class A (a)	300,000	3,837,000
MetLife, Inc.	725,000	34,038,750
Prudential Financial, Inc.	200,000	15,596,000
The Chubb Corp.	50,000	4,463,000
The Travelers Companies, Inc.	50,000	4,238,500
		62,173,250
Real Estate Investment Trusts - 0.2%
American Capital Agency Corp.	250,000	5,642,500
Thrifts & Mortgage Finance - 1.4%
Radian Group, Inc. (d)	2,050,015	28,556,709
TOTAL FINANCIALS		359,926,177
HEALTH CARE - 11.9%
Biotechnology - 1.9%
Achillion Pharmaceuticals, Inc. (a)	150,000	453,000
Alnylam Pharmaceuticals, Inc. (a)	45,000	2,880,450
Amgen, Inc.	187,500	20,988,750
Dynavax Technologies Corp. (a)	950,000	1,140,000
Genmab A/S (a)	3,300	135,278
Gentium SpA sponsored ADR (a)	350,000	9,495,500
MEI Pharma, Inc. (a)	326,756	3,705,413
		38,798,391
Health Care Equipment & Supplies - 1.1%
Align Technology, Inc. (a)	200,000	9,624,000
Haemonetics Corp. (a)	100,000	3,988,000
Hologic, Inc. (a)	246,700	5,094,355
NxStage Medical, Inc. (a)	250,000	3,290,000
		21,996,355
Health Care Providers & Services - 4.4%
Aetna, Inc.	137,500	8,802,750

	Shares	Value
Cardinal Health, Inc.	100,000	$ 5,215,000
Catamaran Corp. (a)	130,000	5,972,137
Express Scripts Holding Co. (a)	150,000	9,267,000
HCA Holdings, Inc.	250,000	10,687,500
Humana, Inc.	25,000	2,333,250
Laboratory Corp. of America Holdings (a)	62,500	6,196,250
McKesson Corp.	95,000	12,188,500
MEDNAX, Inc. (a)	50,000	5,020,000
MWI Veterinary Supply, Inc. (a)	24,800	3,704,128
Qualicorp SA (a)	300,000	2,741,055
Quest Diagnostics, Inc.	35,000	2,162,650
UnitedHealth Group, Inc.	250,000	17,902,500
		92,192,720
Health Care Technology - 0.7%
Allscripts Healthcare Solutions, Inc. (a)	325,000	4,832,750
HMS Holdings Corp. (a)	100,000	2,151,000
MedAssets, Inc. (a)	325,000	8,261,500
		15,245,250
Life Sciences Tools & Services - 0.4%
QIAGEN NV (a)(d)	350,000	7,490,000
Pharmaceuticals - 3.4%
Auxilium Pharmaceuticals, Inc. (a)	90,000	1,640,700
Endo Health Solutions, Inc. (a)	75,000	3,408,000
Jazz Pharmaceuticals PLC (a)	40,000	3,678,800
Merck & Co., Inc.	675,000	32,136,750
Teva Pharmaceutical Industries Ltd. sponsored ADR	200,000	7,556,000
ViroPharma, Inc. (a)	175,000	6,877,500
Warner Chilcott PLC	550,000	12,567,500
XenoPort, Inc. (a)	450,000	2,556,000
		70,421,250
TOTAL HEALTH CARE		246,143,966
INDUSTRIALS - 7.7%
Aerospace & Defense - 1.0%
United Technologies Corp.	200,000	21,564,000
Air Freight & Logistics - 1.4%
C.H. Robinson Worldwide, Inc.	200,000	11,912,000
Expeditors International of Washington, Inc.	75,000	3,304,500
United Parcel Service, Inc. Class B	150,000	13,705,500
		28,922,000
Electrical Equipment - 0.8%
AMETEK, Inc.	112,500	5,177,250
Babcock & Wilcox Co.	150,000	5,058,000
Roper Industries, Inc.	45,000	5,979,150
		16,214,400
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 2.3%
Danaher Corp.	50,000	$ 3,466,000
General Electric Co.	1,850,000	44,196,500
		47,662,500
Machinery - 0.4%
Stanley Black & Decker, Inc.	100,000	9,057,000
Professional Services - 1.0%
Acacia Research Corp.	640,100	14,760,706
Towers Watson & Co.	50,000	5,348,000
		20,108,706
Road & Rail - 0.5%
CSX Corp.	425,000	10,939,500
Trading Companies & Distributors - 0.3%
United Rentals, Inc. (a)	100,000	5,829,000
TOTAL INDUSTRIALS		160,297,106
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 4.2%
Brocade Communications Systems, Inc. (a)	675,000	5,433,750
Cisco Systems, Inc.	2,075,000	48,596,500
Juniper Networks, Inc. (a)	275,000	5,461,500
Nokia Corp. sponsored ADR (a)	1,000,000	6,510,000
QUALCOMM, Inc.	325,000	21,892,000
		87,893,750
Computers & Peripherals - 3.6%
Apple, Inc.	155,000	73,896,250
Fusion-io, Inc. (a)(d)	116,900	1,565,291
		75,461,541
Electronic Equipment & Components - 0.1%
Fabrinet (a)	175,000	2,947,000
Internet Software & Services - 2.3%
Google, Inc. Class A (a)	45,000	39,415,950
VeriSign, Inc. (a)	150,000	7,633,500
		47,049,450
IT Services - 8.4%
Cognizant Technology Solutions Corp. Class A (a)	300,000	24,636,000
Fidelity National Information Services, Inc.	125,000	5,805,000
IBM Corp.	300,000	55,554,000
MasterCard, Inc. Class A	42,500	28,593,150
Paychex, Inc.	800,000	32,512,000
The Western Union Co.	300,000	5,598,000
Visa, Inc. Class A	110,000	21,021,000
		173,719,150

	Shares	Value
Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc.	900,000	$ 15,786,000
Broadcom Corp. Class A	625,000	16,256,250
Samsung Electronics Co. Ltd.	5,000	6,360,918
		38,403,168
Software - 3.5%
Concur Technologies, Inc. (a)	35,000	3,867,500
Electronic Arts, Inc. (a)	150,000	3,832,500
Microsoft Corp.	1,200,000	39,972,000
Nuance Communications, Inc. (a)	500,000	9,347,500
Oracle Corp.	200,000	6,634,000
ServiceNow, Inc. (a)	45,000	2,337,750
VMware, Inc. Class A (a)	75,000	6,067,500
		72,058,750
TOTAL INFORMATION TECHNOLOGY		497,532,809
MATERIALS - 1.1%
Chemicals - 0.2%
Tronox Ltd. Class A	175,000	4,282,250
Metals & Mining - 0.8%
Century Aluminum Co. (a)	300,000	2,415,000
Freeport-McMoRan Copper & Gold, Inc.	325,000	10,751,000
Walter Energy, Inc. (d)	225,000	3,156,750
		16,322,750
Paper & Forest Products - 0.1%
West Fraser Timber Co. Ltd.	37,500	3,374,472
TOTAL MATERIALS		23,979,472
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	450,000	20,997,000
UTILITIES - 0.3%
Electric Utilities - 0.3%
PPL Corp.	200,000	6,076,000
TOTAL COMMON STOCKS (Cost $1,670,378,156)		1,964,375,502
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Leisure Equipment & Products - 0.0%
NJOY, Inc. Series C (g)	65,160	526,493
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 0.6%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Volkswagen AG	55,005	$ 12,966,555
TOTAL PREFERRED STOCKS (Cost $10,384,534)		13,493,048
Convertible Bonds - 0.1%
	Principal Amount
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (Cost $2,000,000)	$ 2,000,000	1,400,800
Other - 0.5%
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
EQTY ER Holdings, LLC 12% 1/28/18 (a)(e)(g)(h)	6,666,667	6,666,667
	Shares
EQTY ER Holdings, LLC (a)(e)(g)(h)	3,333,333	3,333,333
TOTAL OTHER (Cost $10,000,000)		10,000,000
Money Market Funds - 5.7%

Fidelity Cash Central Fund, 0.10% (b)	91,029,067	91,029,067
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	27,309,625	27,309,625
TOTAL MONEY MARKET FUNDS (Cost $118,338,692)		118,338,692
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,811,101,382)		2,107,608,042
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(30,479,110)
NET ASSETS - 100%		$ 2,077,128,932
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $26,049,893 or 1.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
EQTY ER Holdings, LLC 12% 1/28/18	1/29/13	$ 6,666,667
EQTY ER Holdings, LLC	1/29/13	$ 3,333,333
KKR Renaissance Co-Invest LP unit	7/25/13	$ 5,275,000
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
NJOY, Inc. Series C	6/7/13	$ 526,688
(h) Investments represent a non-operating interest in oil and gas wells through an entity owned by the fund that is treated as a corporation for U.S. tax purposes.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 91,037
Fidelity Securities Lending Cash Central Fund	802,412
Total	$ 893,449
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
EQTY ER Holdings, LLC 12% 1/28/18	$ -	$ 6,666,667	$ -	$ -	$ 6,666,667
EQTY ER Holdings, LLC	-	3,333,333	-	-	3,333,333
Total	$ -	$ 10,000,000	$ -	$ -	$ 10,000,000
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 167,559,792	$ 156,509,899	$ -	$ 11,049,893
Consumer Staples	208,512,500	208,512,500	-	-
Energy	286,843,728	286,843,728	-	-
Financials	359,926,177	354,926,177	-	5,000,000
Health Care	246,143,966	246,143,966	-	-
Industrials	160,297,106	160,297,106	-	-
Information Technology	497,532,809	497,532,809	-	-
Materials	23,979,472	23,979,472	-	-
Telecommunication Services	20,997,000	20,997,000	-	-
Utilities	6,076,000	6,076,000	-	-
Corporate Bonds	1,400,800	-	1,400,800	-
Other/Energy	10,000,000	-	-	10,000,000
Money Market Funds	118,338,692	118,338,692	-	-
Total Investments in Securities:	$ 2,107,608,042	$ 2,080,157,349	$ 1,400,800	$ 26,049,893
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 7,296,000
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	2,952,205
Cost of Purchases	15,801,688
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 26,049,893
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2013	$ 2,952,205

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in the Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.6%
Canada	2.8%
United Kingdom	2.0%
Curacao	1.0%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $26,402,491) - See accompanying schedule: Unaffiliated issuers (cost $1,682,762,690)	$ 1,979,269,350
Fidelity Central Funds (cost $118,338,692)	118,338,692
Other affiliated issuers (cost $10,000,000)	10,000,000
Total Investments (cost $1,811,101,382)		$ 2,107,608,042
Cash		2
Receivable for investments sold		808,279
Receivable for fund shares sold		335,056
Dividends receivable		2,293,348
Interest receivable		5,667
Distributions receivable from Fidelity Central Funds		38,970
Other receivables		71,158
Total assets		2,111,160,522

Liabilities
Payable for investments purchased	$ 4,830,925
Payable for fund shares redeemed	786,247
Accrued management fee	735,054
Distribution and service plan fees payable	51,294
Other affiliated payables	193,033
Other payables and accrued expenses	125,412
Collateral on securities loaned, at value	27,309,625
Total liabilities		34,031,590

Net Assets		$ 2,077,128,932
Net Assets consist of:
Paid in capital		$ 1,882,042,163
Undistributed net investment income		16,656,447
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(118,078,017)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		296,508,339
Net Assets		$ 2,077,128,932

Statement of Assets and Liabilities - continued

September 30, 2013

Class O: Net Asset Value, offering price and redemption price per share ($1,622,352,524 ÷ 76,627,042 shares)	$ 21.17

Class A: Net Asset Value and redemption price per share ($153,940,478 ÷ 7,420,099 shares)	$ 20.75

Maximum offering price per share (100/94.25 of $20.75)	$ 22.02
Class T: Net Asset Value and redemption price per share ($22,902,784 ÷ 1,111,139 shares)	$ 20.61

Maximum offering price per share (100/96.50 of $20.61)	$ 21.36
Class B: Net Asset Value and offering price per share ($704,808 ÷ 34,534 shares)A	$ 20.41

Class C: Net Asset Value and offering price per share ($11,119,299 ÷ 548,189 shares)A	$ 20.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($266,008,463 ÷ 12,337,120 shares)	$ 21.56

Class Z: Net Asset Value, offering price and redemption price per share ($100,576 ÷ 4,664 shares)	$ 21.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 42,073,614
Interest		60,095
Income from Fidelity Central Funds		893,449
Total income		43,027,158

Expenses
Management fee	$ 8,387,064
Transfer agent fees	1,406,040
Distribution and service plan fees	515,358
Accounting and security lending fees	606,580
Custodian fees and expenses	46,454
Independent trustees' compensation	11,861
Appreciation in deferred trustee compensation account	632
Registration fees	111,420
Audit	71,275
Legal	8,446
Interest	682
Miscellaneous	18,067
Total expenses before reductions	11,183,879
Expense reductions	(261,270)	10,922,609
Net investment income (loss)		32,104,549
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	249,941,754
Foreign currency transactions	(104,482)
Total net realized gain (loss)		249,837,272
Change in net unrealized appreciation (depreciation) on: Investment securities	128,813,069
Assets and liabilities in foreign currencies	11,313
Total change in net unrealized appreciation (depreciation)		128,824,382
Net gain (loss)		378,661,654
Net increase (decrease) in net assets resulting from operations		$ 410,766,203

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,104,549	$ 26,491,637
Net realized gain (loss)	249,837,272	125,558,201
Change in net unrealized appreciation (depreciation)	128,824,382	351,152,681
Net increase (decrease) in net assets resulting from operations	410,766,203	503,202,519
Distributions to shareholders from net investment income	(30,079,689)	(22,240,429)
Distributions to shareholders from net realized gain	(3,173,961)	(3,331,363)
Total distributions	(33,253,650)	(25,571,792)
Share transactions - net increase (decrease)	(187,539,711)	(152,296,988)
Total increase (decrease) in net assets	189,972,842	325,333,739

Net Assets
Beginning of period	1,887,156,090	1,561,822,351
End of period (including undistributed net investment income of $16,656,447 and undistributed net investment income of $18,092,899, respectively)	$ 2,077,128,932	$ 1,887,156,090

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.53	$ 13.33	$ 13.55	$ 12.33	$ 12.06
Income from Investment Operations
Net investment income (loss) C	.32	.24	.18	.15	.13
Net realized and unrealized gain (loss)	3.64	4.19	(.20)	1.21	.29
Total from investment operations	3.96	4.43	(.02)	1.36	.42
Distributions from net investment income	(.29)	(.20)	(.15)	(.14)	(.15)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.32)	(.23)	(.20) H	(.14) G	(.15)
Net asset value, end of period	$ 21.17	$ 17.53	$ 13.33	$ 13.55	$ 12.33
Total Return A,B	23.05%	33.55%	(.32)%	11.15%	4.04%
Ratios to Average Net Assets D,F
Expenses before reductions	.51%	.51%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.51%	.51%	.51%	.51%	.51%
Expenses net of all reductions	.49%	.51%	.50%	.50%	.50%
Net investment income (loss)	1.68%	1.53%	1.20%	1.20%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,622,353	$ 1,515,727	$ 1,268,316	$ 1,458,736	$ 1,708,710
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Class A

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.18	$ 13.07	$ 13.28	$ 12.09	$ 11.80
Income from Investment Operations
Net investment income (loss) D	.26	.19	.13	.10	.08
Net realized and unrealized gain (loss)	3.58	4.10	(.20)	1.19	.30
Total from investment operations	3.84	4.29	(.07)	1.29	.38
Distributions from net investment income	(.24)	(.15)	(.10)	(.09)	(.09)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.27)	(.18)	(.14)	(.10)	(.09)
Net asset value, end of period	$ 20.75	$ 17.18	$ 13.07	$ 13.28	$ 12.09
Total Return A,B,C	22.73%	33.06%	(.62)%	10.70%	3.59%
Ratios to Average Net Assets E,G
Expenses before reductions	.82%	.84%	.86%	.88%	.95%
Expenses net of fee waivers, if any	.82%	.84%	.86%	.88%	.95%
Expenses net of all reductions	.81%	.84%	.85%	.87%	.93%
Net investment income (loss)	1.37%	1.20%	.85%	.82%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 153,940	$ 127,100	$ 98,808	$ 110,672	$ 129,758
Portfolio turnover rate F	55%	40%	76%	102%	162%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.08	$ 12.99	$ 13.21	$ 12.04	$ 11.69
Income from Investment Operations
Net investment income (loss) C	.17	.12	.06	.05	.05
Net realized and unrealized gain (loss)	3.56	4.08	(.19)	1.18	.32
Total from investment operations	3.73	4.20	(.13)	1.23	.37
Distributions from net investment income	(.17)	(.08)	(.05)	(.05)	(.02)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.20)	(.11)	(.09)	(.06)	(.02)
Net asset value, end of period	$ 20.61	$ 17.08	$ 12.99	$ 13.21	$ 12.04
Total Return A,B	22.11%	32.46%	(1.05)%	10.25%	3.25%
Ratios to Average Net Assets D,F
Expenses before reductions	1.28%	1.29%	1.29%	1.30%	1.33%
Expenses net of fee waivers, if any	1.28%	1.29%	1.29%	1.30%	1.33%
Expenses net of all reductions	1.27%	1.28%	1.28%	1.29%	1.32%
Net investment income (loss)	.91%	.76%	.42%	.40%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,903	$ 14,874	$ 11,251	$ 12,051	$ 11,378
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.87	$ 12.82	$ 13.04	$ 11.90	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.08	.04	(.01)	(.01)	- G
Net realized and unrealized gain (loss)	3.53	4.04	(.19)	1.17	.31
Total from investment operations	3.61	4.08	(.20)	1.16	.31
Distributions from net investment income	(.04)	- G	-	(.01)	-
Distributions from net realized gain	(.03)	(.03)	(.02)	(.01)	-
Total distributions	(.07)	(.03)	(.02)	(.02)	-
Net asset value, end of period	$ 20.41	$ 16.87	$ 12.82	$ 13.04	$ 11.90
Total Return A,B	21.52%	31.87%	(1.57)%	9.72%	2.67%
Ratios to Average Net Assets D,F
Expenses before reductions	1.77%	1.78%	1.78%	1.80%	1.83%
Expenses net of fee waivers, if any	1.77%	1.78%	1.78%	1.80%	1.83%
Expenses net of all reductions	1.75%	1.77%	1.77%	1.79%	1.81%
Net investment income (loss)	.42%	.27%	(.07)%	(.10)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 705	$ 826	$ 776	$ 1,060	$ 1,072
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.83	$ 12.81	$ 13.04	$ 11.90	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.08	.04	(.01)	(.01)	- G
Net realized and unrealized gain (loss)	3.51	4.04	(.19)	1.16	.31
Total from investment operations	3.59	4.08	(.20)	1.15	.31
Distributions from net investment income	(.11)	(.03)	-	(.01)	-
Distributions from net realized gain	(.03)	(.03)	(.03)	(.01)	-
Total distributions	(.14)	(.06)	(.03)	(.01) H	-
Net asset value, end of period	$ 20.28	$ 16.83	$ 12.81	$ 13.04	$ 11.90
Total Return A,B	21.52%	31.89%	(1.58)%	9.69%	2.67%
Ratios to Average Net Assets D,F
Expenses before reductions	1.77%	1.77%	1.78%	1.79%	1.82%
Expenses net of fee waivers, if any	1.77%	1.77%	1.78%	1.79%	1.82%
Expenses net of all reductions	1.75%	1.77%	1.77%	1.79%	1.81%
Net investment income (loss)	.42%	.27%	(.07)%	(.09)%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,119	$ 4,775	$ 3,030	$ 2,853	$ 2,501
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.84	$ 13.58	$ 13.82	$ 12.57	$ 12.15
Income from Investment Operations
Net investment income (loss) B	.29	.21	.15	.11	.10
Net realized and unrealized gain (loss)	3.72	4.26	(.20)	1.24	.34
Total from investment operations	4.01	4.47	(.05)	1.35	.44
Distributions from net investment income	(.26)	(.18)	(.15)	(.10)	(.02)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.29)	(.21)	(.19)	(.10) F	(.02)
Net asset value, end of period	$ 21.56	$ 17.84	$ 13.58	$ 13.82	$ 12.57
Total Return A	22.82%	33.17%	(.50)%	10.81%	3.75%
Ratios to Average Net Assets C,E
Expenses before reductions	.71%	.75%	.74%	.78%	.79%
Expenses net of fee waivers, if any	.71%	.75%	.74%	.78%	.79%
Expenses net of all reductions	.70%	.75%	.73%	.77%	.77%
Net investment income (loss)	1.48%	1.29%	.97%	.92%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 266,008	$ 223,854	$ 179,641	$ 34,740	$ 1,344
Portfolio turnover rate D	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 21.44
Income from Investment Operations
Net investment income (loss) D	.04
Net realized and unrealized gain (loss)	.08
Total from investment operations	.12
Net asset value, end of period	$ 21.56
Total Return B, C	.56%
Ratios to Average Net Assets E, H
Expenses before reductions	.52% A
Expenses net of fee waivers, if any	.52% A
Expenses net of all reductions	.50% A
Net investment income (loss)	1.36% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 101
Portfolio turnover rate F	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class C, Institutional Class and Class Z, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. Restricted equity securities and private placements for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 09/30/2013	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Common Stock	$ 15,523,400	Discounted cash flow	Discount rate	20.0%	Decrease
		Market comparable	Transaction price	$ 100.00	Increase
			EV/EBITDA multiple	9.0	Increase
Other/Energy	$ 10,000,000	Market comparable	Transaction price	$ 1.00	Increase
Convertible Preferred Stock	$ 526,493	Market comparable	Transaction price	$ 8.08	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 350,906,720
Gross unrealized depreciation	(70,566,506)
Net unrealized appreciation (depreciation) on securities and other investments	$ 280,340,214

Tax Cost	$ 1,827,267,828

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 17,258,777
Capital loss carryforward	$ (101,911,571)
Net unrealized appreciation (depreciation)	$ 280,341,893

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (77,909,154)
2018	(24,002,417)
Total capital loss carryforward	$ (101,911,571)

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 33,253,650	$ 25,571,792

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,055,608,634 and $1,244,084,112, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 345,863	$ 27,926
Class T	.25%	.25%	89,456	413
Class B	.75%	.25%	7,546	5,716
Class C	.75%	.25%	72,493	25,532
			$ 515,358	$ 59,587

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26,049
Class T	9,323
Class B*	840
Class C*	2,942
$ 39,154

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C, Institutional Class and Class Z. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC does not receive a fee for Class O Destiny Plan accounts. FIIOC receives an asset-based fee of Class Z's average net assets. In addition, FIIOC pays for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 603,909.04
Class A	138,795.10
Class T	55,692.31
Class B	2,264.30
Class C	21,729.30
Institutional Class	583,644.24
Class Z	7	.05*
	$ 1,406,040

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34,628 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 40,225,500.30%		$ 682

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,513 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $802,412, including $8,945 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class O, Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class O	$ 10,908
Class A	1,019
Class T	147
Class B	5
Class C	68
Institutional Class	1,778
Total	$ 13,925

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $247,259 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $86.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013	2012
From net investment income
Class O	$ 24,897,965	$ 18,723,551
Class A	1,798,280	1,121,461
Class T	150,677	65,856
Class B	1,909	61
Class C	33,936	6,521
Institutional Class	3,196,922	2,322,979
Total	$ 30,079,689	$ 22,240,429
From net realized gain
Class O	$ 2,538,844	$ 2,701,385
Class A	222,674	218,271
Class T	26,379	24,485
Class B	1,302	1,755
Class C	9,132	7,004
Institutional Class	375,630	378,463
Total	$ 3,173,961	$ 3,331,363

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013 A	2012	2013 A	2012
Class O
Shares sold	3,171,863	5,580,617	$ 59,100,325	$ 88,605,028
Reinvestment of distributions	1,407,676	1,264,500	24,161,611	18,689,315
Shares redeemed	(14,433,839)	(15,507,291)	(275,995,779)	(246,649,704)
Net increase (decrease)	(9,854,300)	(8,662,174)	$ (192,733,843)	$ (139,355,361)
Class A
Shares sold	1,535,917	1,342,312	$ 28,726,959	$ 20,790,722
Reinvestment of distributions	115,483	87,570	1,947,628	1,272,398
Shares redeemed	(1,628,774)	(1,593,042)	(30,310,462)	(24,719,765)
Net increase (decrease)	22,626	(163,160)	$ 364,125	$ (2,656,645)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A	2012	2013 A	2012
Class T
Shares sold	375,221	179,769	$ 7,178,937	$ 2,774,619
Reinvestment of distributions	9,922	5,997	166,859	86,960
Shares redeemed	(144,939)	(181,294)	(2,749,303)	(2,782,012)
Net increase (decrease)	240,204	4,472	$ 4,596,493	$ 79,567
Class B
Shares sold	6,951	6,079	$ 131,852	$ 91,129
Reinvestment of distributions	175	118	2,922	1,690
Shares redeemed	(21,543)	(17,813)	(399,867)	(278,436)
Net increase (decrease)	(14,417)	(11,616)	$ (265,093)	$ (185,617)
Class C
Shares sold	337,131	132,216	$ 6,296,211	$ 2,016,265
Reinvestment of distributions	2,446	890	40,647	12,767
Shares redeemed	(75,071)	(85,848)	(1,370,372)	(1,317,709)
Net increase (decrease)	264,506	47,258	$ 4,966,486	$ 711,323
Institutional Class
Shares sold	730,999	116,008	$ 14,299,680	$ 1,928,321
Reinvestment of distributions	203,618	178,776	3,566,304	2,695,938
Shares redeemed	(1,145,647)	(978,426)	(22,433,863)	(15,514,514)
Net increase (decrease)	(211,030)	(683,642)	$ (4,567,879)	$ (10,890,255)
Class Z
Shares sold	4,664	-	$ 100,000	$ -
Net increase (decrease)	4,664	-	$ 100,000	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 14, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholder:

Fidelity Advisor Diversified Stock Fund	Class O
December 14, 2012	83%
December 27, 2012	66%

Class O designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Diversified Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

DESIO-UANN-1113
1.837887.107

Fidelity Advisor®

Diversified Stock Fund -

Class Z

Annual Report

September 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Past 5 years	Past 10 years
Class Z A	22.82%	13.35%	7.86%

A The initial offering of Class Z shares took place on August 13, 2013. Returns between July 12, 2005 and August 13, 2013 are those of Institutional Class. Returns prior to July 12, 2005 are those of Class O, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class Z on September 30, 2003. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class Z.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending September 30, 2013, despite bouts of volatility at either end of the period. Strong advances were fueled by a generally improving global economy and accommodative monetary policies worldwide. The trend was positive for much of the period, based largely on strengthening U.S. economic data. The broad-based S&P 500® Index set a series of new highs in rising 19.34% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also achieved significant milestones en route to a 15.59% gain. The growth-oriented Nasdaq Composite Index® had an even stronger run, advancing 22.77%. Early in the period, stocks slipped on investor anxiety over the impending U.S. presidential election and federal debt-ceiling deadline. Although equities rebounded in the new year and steadily increased through late May, news that the U.S. Federal Reserve was considering tapering its stimulative bond-buying program kept stock markets in flux for the remainder of the period. The Fed eventually put aside an imminent tapering, but markets turned skittish over a possible military strike in Syria and a U.S. budget impasse that threatened to shut down the government. Elsewhere, non-U.S. developed-markets equities continued their rebound, with the MSCI® EAFE® Index adding 23.91%.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Diversified Stock Fund: For the year ending September 30, 2013, the fund's Class Z shares outpaced the benchmark S&P 500®. (For specific class-level results, please refer to the performance section of this report.) Very strong stock selection was the biggest factor behind the fund's relative outperformance, most notably in financials and health care and, to a lesser extent, consumer staples. In contrast, weak positioning in consumer discretionary and industrials and a modest cash position in a strong market slightly tempered results. On an individual security basis, mortgage insurer Radian Group was, by far, the fund's top relative contributor - its shares more than tripled during the reporting period. Another boost came from my allocation to managed health care stocks, including Aetna, UnitedHealth Group and WellPoint, as I sought to take advantage of what I saw as a resilient but undervalued industry, in light of investors' concerns about the financial impact of new federal health care regulations. By the late summer and early fall, the stocks had gained to the point that they no longer struck me as so attractively priced, and I began trimming the fund's industry exposure, including selling WellPoint outright. In contrast, the fund's biggest individual detractor was Broadcom, a semiconductor maker whose shares plummeted in July after the company announced a disappointing revenue forecast. Another notable detractor was IBM, which faced a headwind as investors became skeptical about the sustainability of the company's earnings. At period end, the fund continued to own both stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013) for Class O, Class A, Class T, Class B, Class C and Institutional Class and for the entire period (August 13, 2013 to September 30, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class O	.51%
Actual		$ 1,000.00	$ 1,114.80	$ 2.70 C
HypotheticalA		$ 1,000.00	$ 1,022.51	$ 2.59 D
Class A	.81%
Actual		$ 1,000.00	$ 1,113.80	$ 4.29 C
HypotheticalA		$ 1,000.00	$ 1,021.01	$ 4.10 D
Class T	1.28%
Actual		$ 1,000.00	$ 1,110.50	$ 6.77 C
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.48 D
Class B	1.77%
Actual		$ 1,000.00	$ 1,108.00	$ 9.35 C
HypotheticalA		$ 1,000.00	$ 1,016.19	$ 8.95 D
Class C	1.77%
Actual		$ 1,000.00	$ 1,107.60	$ 9.35 C
HypotheticalA		$ 1,000.00	$ 1,016.19	$ 8.95 D
Institutional Class	.70%
Actual		$ 1,000.00	$ 1,113.60	$ 3.71 C
HypotheticalA		$ 1,000.00	$ 1,021.56	$ 3.55 D
	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value September 30, 2013	Expenses Paid During Period
Class Z	.52%
Actual		$ 1,000.00	$ 1,005.60	$ .70 C
Hypothetical A		$ 1,000.00	$ 1,022.46	$ 2.64 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) for Class O, Class A, Class T, Class B, Class C and Institutional Class and multiplied by 49/365 (to reflect the period August 13, 2013 to September 30, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.5	3.6
JPMorgan Chase & Co.	3.1	3.3
Wells Fargo & Co.	2.8	2.8
IBM Corp.	2.7	2.9
Cisco Systems, Inc.	2.3	2.2
General Electric Co.	2.1	2.2
Microsoft Corp.	1.9	0.0
Chevron Corp.	1.9	1.8
Google, Inc. Class A	1.9	2.2
MetLife, Inc.	1.6	1.6
	23.8
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.0	23.3
Financials	17.3	18.3
Energy	14.4	13.9
Health Care	11.9	12.4
Consumer Staples	10.1	9.9
Asset Allocation (% of fund's net assets)
As of September 30, 2013*		As of March 31, 2013**
	Stocks 95.2%		Stocks 95.8%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Other 0.5%		Other 0.5%
	Short-Term Investments and Net Other Assets (Liabilities) 4.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.6%
* Foreign investments	10.4%	** Foreign investments	9.3%

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value
CONSUMER DISCRETIONARY - 7.4%
Automobiles - 0.1%
Ford Motor Co.	150,000	$ 2,530,500
Diversified Consumer Services - 0.5%
Apollo Group, Inc. Class A (non-vtg.) (a)	125,000	2,601,250
Strayer Education, Inc.	75,000	3,114,000
Weight Watchers International, Inc. (d)	100,000	3,737,000
		9,452,250
Hotels, Restaurants & Leisure - 2.1%
McDonald's Corp.	200,000	19,242,000
Texas Roadhouse, Inc. Class A	175,000	4,599,000
Yum! Brands, Inc.	275,000	19,632,250
		43,473,250
Leisure Equipment & Products - 0.5%
New Academy Holding Co. LLC unit (a)(f)(g)	60,000	10,523,400
Media - 1.9%
Comcast Corp. Class A (special) (non-vtg.)	725,000	31,443,250
Smiles SA	200,000	2,605,243
Time Warner, Inc.	75,000	4,935,750
		38,984,243
Multiline Retail - 1.4%
Kohl's Corp.	150,000	7,762,500
Target Corp.	350,000	22,393,000
		30,155,500
Specialty Retail - 0.4%
Abercrombie & Fitch Co. Class A	75,000	2,652,750
Citi Trends, Inc. (a)	36,550	638,894
Staples, Inc.	325,000	4,761,250
		8,052,894
Textiles, Apparel & Luxury Goods - 0.5%
Arezzo Industria e Comercio SA	192,100	3,396,832
Coach, Inc.	137,500	7,497,875
		10,894,707
TOTAL CONSUMER DISCRETIONARY		154,066,744
CONSUMER STAPLES - 10.1%
Beverages - 2.6%
Molson Coors Brewing Co. Class B	250,000	12,532,500
PepsiCo, Inc.	270,000	21,465,000
The Coca-Cola Co.	500,000	18,940,000
		52,937,500
Food & Staples Retailing - 2.7%
CVS Caremark Corp.	350,000	19,862,500
Kroger Co.	300,000	12,102,000
Walgreen Co.	425,000	22,865,000
		54,829,500

	Shares	Value
Food Products - 0.7%
Kellogg Co.	225,000	$ 13,214,250
Mead Johnson Nutrition Co. Class A	25,000	1,856,500
		15,070,750
Household Products - 2.0%
Energizer Holdings, Inc.	100,000	9,115,000
Procter & Gamble Co.	425,000	32,125,750
		41,240,750
Tobacco - 2.1%
British American Tobacco PLC sponsored ADR	150,000	15,772,500
Lorillard, Inc.	350,000	15,673,000
Philip Morris International, Inc.	150,000	12,988,500
		44,434,000
TOTAL CONSUMER STAPLES		208,512,500
ENERGY - 13.8%
Energy Equipment & Services - 3.3%
Halliburton Co.	137,403	6,615,954
Helmerich & Payne, Inc.	125,000	8,618,750
McDermott International, Inc. (a)	250,000	1,857,500
National Oilwell Varco, Inc.	237,500	18,551,125
Noble Corp.	225,000	8,498,250
Schlumberger Ltd.	225,000	19,881,000
Trinidad Drilling Ltd. (d)	400,000	3,863,890
		67,886,469
Oil, Gas & Consumable Fuels - 10.5%
Amyris, Inc. (a)(d)	1,000,000	2,310,000
Apache Corp.	255,000	21,710,700
Canadian Natural Resources Ltd.	650,000	20,426,678
Chevron Corp.	325,000	39,487,500
Clean Energy Fuels Corp. (a)(d)	275,000	3,514,500
ConocoPhillips Co.	75,000	5,213,250
CONSOL Energy, Inc.	350,000	11,777,500
Exxon Mobil Corp.	225,000	19,359,000
HollyFrontier Corp.	87,500	3,684,625
Occidental Petroleum Corp.	250,000	23,385,000
Peabody Energy Corp.	400,000	6,900,000
Royal Dutch Shell PLC Class A sponsored ADR	225,000	14,778,000
Scorpio Tankers, Inc.	234,900	2,292,624
Suncor Energy, Inc.	700,000	25,028,882
The Williams Companies, Inc.	525,000	19,089,000
		218,957,259
TOTAL ENERGY		286,843,728
FINANCIALS - 17.3%
Capital Markets - 3.2%
Ashmore Group PLC	950,000	6,002,638
KKR & Co. LP	475,000	9,775,500
LPL Financial	100,000	3,831,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	950,000	$ 25,602,500
The Blackstone Group LP	850,000	21,156,500
		66,368,138
Commercial Banks - 3.8%
CIT Group, Inc. (a)	250,000	12,192,500
Standard Chartered PLC (United Kingdom)	225,000	5,394,580
U.S. Bancorp	100,000	3,658,000
Wells Fargo & Co.	1,400,000	57,848,000
		79,093,080
Diversified Financial Services - 5.7%
Bank of America Corp.	950,000	13,110,000
Citigroup, Inc.	250,000	12,127,500
JPMorgan Chase & Co.	1,250,000	64,612,500
KKR Financial Holdings LLC	2,250,000	23,242,500
KKR Renaissance Co-Invest LP unit (g)	50,000	5,000,000
		118,092,500
Insurance - 3.0%
Genworth Financial, Inc. Class A (a)	300,000	3,837,000
MetLife, Inc.	725,000	34,038,750
Prudential Financial, Inc.	200,000	15,596,000
The Chubb Corp.	50,000	4,463,000
The Travelers Companies, Inc.	50,000	4,238,500
		62,173,250
Real Estate Investment Trusts - 0.2%
American Capital Agency Corp.	250,000	5,642,500
Thrifts & Mortgage Finance - 1.4%
Radian Group, Inc. (d)	2,050,015	28,556,709
TOTAL FINANCIALS		359,926,177
HEALTH CARE - 11.9%
Biotechnology - 1.9%
Achillion Pharmaceuticals, Inc. (a)	150,000	453,000
Alnylam Pharmaceuticals, Inc. (a)	45,000	2,880,450
Amgen, Inc.	187,500	20,988,750
Dynavax Technologies Corp. (a)	950,000	1,140,000
Genmab A/S (a)	3,300	135,278
Gentium SpA sponsored ADR (a)	350,000	9,495,500
MEI Pharma, Inc. (a)	326,756	3,705,413
		38,798,391
Health Care Equipment & Supplies - 1.1%
Align Technology, Inc. (a)	200,000	9,624,000
Haemonetics Corp. (a)	100,000	3,988,000
Hologic, Inc. (a)	246,700	5,094,355
NxStage Medical, Inc. (a)	250,000	3,290,000
		21,996,355
Health Care Providers & Services - 4.4%
Aetna, Inc.	137,500	8,802,750

	Shares	Value
Cardinal Health, Inc.	100,000	$ 5,215,000
Catamaran Corp. (a)	130,000	5,972,137
Express Scripts Holding Co. (a)	150,000	9,267,000
HCA Holdings, Inc.	250,000	10,687,500
Humana, Inc.	25,000	2,333,250
Laboratory Corp. of America Holdings (a)	62,500	6,196,250
McKesson Corp.	95,000	12,188,500
MEDNAX, Inc. (a)	50,000	5,020,000
MWI Veterinary Supply, Inc. (a)	24,800	3,704,128
Qualicorp SA (a)	300,000	2,741,055
Quest Diagnostics, Inc.	35,000	2,162,650
UnitedHealth Group, Inc.	250,000	17,902,500
		92,192,720
Health Care Technology - 0.7%
Allscripts Healthcare Solutions, Inc. (a)	325,000	4,832,750
HMS Holdings Corp. (a)	100,000	2,151,000
MedAssets, Inc. (a)	325,000	8,261,500
		15,245,250
Life Sciences Tools & Services - 0.4%
QIAGEN NV (a)(d)	350,000	7,490,000
Pharmaceuticals - 3.4%
Auxilium Pharmaceuticals, Inc. (a)	90,000	1,640,700
Endo Health Solutions, Inc. (a)	75,000	3,408,000
Jazz Pharmaceuticals PLC (a)	40,000	3,678,800
Merck & Co., Inc.	675,000	32,136,750
Teva Pharmaceutical Industries Ltd. sponsored ADR	200,000	7,556,000
ViroPharma, Inc. (a)	175,000	6,877,500
Warner Chilcott PLC	550,000	12,567,500
XenoPort, Inc. (a)	450,000	2,556,000
		70,421,250
TOTAL HEALTH CARE		246,143,966
INDUSTRIALS - 7.7%
Aerospace & Defense - 1.0%
United Technologies Corp.	200,000	21,564,000
Air Freight & Logistics - 1.4%
C.H. Robinson Worldwide, Inc.	200,000	11,912,000
Expeditors International of Washington, Inc.	75,000	3,304,500
United Parcel Service, Inc. Class B	150,000	13,705,500
		28,922,000
Electrical Equipment - 0.8%
AMETEK, Inc.	112,500	5,177,250
Babcock & Wilcox Co.	150,000	5,058,000
Roper Industries, Inc.	45,000	5,979,150
		16,214,400
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 2.3%
Danaher Corp.	50,000	$ 3,466,000
General Electric Co.	1,850,000	44,196,500
		47,662,500
Machinery - 0.4%
Stanley Black & Decker, Inc.	100,000	9,057,000
Professional Services - 1.0%
Acacia Research Corp.	640,100	14,760,706
Towers Watson & Co.	50,000	5,348,000
		20,108,706
Road & Rail - 0.5%
CSX Corp.	425,000	10,939,500
Trading Companies & Distributors - 0.3%
United Rentals, Inc. (a)	100,000	5,829,000
TOTAL INDUSTRIALS		160,297,106
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 4.2%
Brocade Communications Systems, Inc. (a)	675,000	5,433,750
Cisco Systems, Inc.	2,075,000	48,596,500
Juniper Networks, Inc. (a)	275,000	5,461,500
Nokia Corp. sponsored ADR (a)	1,000,000	6,510,000
QUALCOMM, Inc.	325,000	21,892,000
		87,893,750
Computers & Peripherals - 3.6%
Apple, Inc.	155,000	73,896,250
Fusion-io, Inc. (a)(d)	116,900	1,565,291
		75,461,541
Electronic Equipment & Components - 0.1%
Fabrinet (a)	175,000	2,947,000
Internet Software & Services - 2.3%
Google, Inc. Class A (a)	45,000	39,415,950
VeriSign, Inc. (a)	150,000	7,633,500
		47,049,450
IT Services - 8.4%
Cognizant Technology Solutions Corp. Class A (a)	300,000	24,636,000
Fidelity National Information Services, Inc.	125,000	5,805,000
IBM Corp.	300,000	55,554,000
MasterCard, Inc. Class A	42,500	28,593,150
Paychex, Inc.	800,000	32,512,000
The Western Union Co.	300,000	5,598,000
Visa, Inc. Class A	110,000	21,021,000
		173,719,150

	Shares	Value
Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc.	900,000	$ 15,786,000
Broadcom Corp. Class A	625,000	16,256,250
Samsung Electronics Co. Ltd.	5,000	6,360,918
		38,403,168
Software - 3.5%
Concur Technologies, Inc. (a)	35,000	3,867,500
Electronic Arts, Inc. (a)	150,000	3,832,500
Microsoft Corp.	1,200,000	39,972,000
Nuance Communications, Inc. (a)	500,000	9,347,500
Oracle Corp.	200,000	6,634,000
ServiceNow, Inc. (a)	45,000	2,337,750
VMware, Inc. Class A (a)	75,000	6,067,500
		72,058,750
TOTAL INFORMATION TECHNOLOGY		497,532,809
MATERIALS - 1.1%
Chemicals - 0.2%
Tronox Ltd. Class A	175,000	4,282,250
Metals & Mining - 0.8%
Century Aluminum Co. (a)	300,000	2,415,000
Freeport-McMoRan Copper & Gold, Inc.	325,000	10,751,000
Walter Energy, Inc. (d)	225,000	3,156,750
		16,322,750
Paper & Forest Products - 0.1%
West Fraser Timber Co. Ltd.	37,500	3,374,472
TOTAL MATERIALS		23,979,472
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	450,000	20,997,000
UTILITIES - 0.3%
Electric Utilities - 0.3%
PPL Corp.	200,000	6,076,000
TOTAL COMMON STOCKS (Cost $1,670,378,156)		1,964,375,502
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Leisure Equipment & Products - 0.0%
NJOY, Inc. Series C (g)	65,160	526,493
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 0.6%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Volkswagen AG	55,005	$ 12,966,555
TOTAL PREFERRED STOCKS (Cost $10,384,534)		13,493,048
Convertible Bonds - 0.1%
	Principal Amount
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (Cost $2,000,000)	$ 2,000,000	1,400,800
Other - 0.5%
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
EQTY ER Holdings, LLC 12% 1/28/18 (a)(e)(g)(h)	6,666,667	6,666,667
	Shares
EQTY ER Holdings, LLC (a)(e)(g)(h)	3,333,333	3,333,333
TOTAL OTHER (Cost $10,000,000)		10,000,000
Money Market Funds - 5.7%

Fidelity Cash Central Fund, 0.10% (b)	91,029,067	91,029,067
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	27,309,625	27,309,625
TOTAL MONEY MARKET FUNDS (Cost $118,338,692)		118,338,692
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,811,101,382)		2,107,608,042
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(30,479,110)
NET ASSETS - 100%		$ 2,077,128,932
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $26,049,893 or 1.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
EQTY ER Holdings, LLC 12% 1/28/18	1/29/13	$ 6,666,667
EQTY ER Holdings, LLC	1/29/13	$ 3,333,333
KKR Renaissance Co-Invest LP unit	7/25/13	$ 5,275,000
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
NJOY, Inc. Series C	6/7/13	$ 526,688
(h) Investments represent a non-operating interest in oil and gas wells through an entity owned by the fund that is treated as a corporation for U.S. tax purposes.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 91,037
Fidelity Securities Lending Cash Central Fund	802,412
Total	$ 893,449
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
EQTY ER Holdings, LLC 12% 1/28/18	$ -	$ 6,666,667	$ -	$ -	$ 6,666,667
EQTY ER Holdings, LLC	-	3,333,333	-	-	3,333,333
Total	$ -	$ 10,000,000	$ -	$ -	$ 10,000,000
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 167,559,792	$ 156,509,899	$ -	$ 11,049,893
Consumer Staples	208,512,500	208,512,500	-	-
Energy	286,843,728	286,843,728	-	-
Financials	359,926,177	354,926,177	-	5,000,000
Health Care	246,143,966	246,143,966	-	-
Industrials	160,297,106	160,297,106	-	-
Information Technology	497,532,809	497,532,809	-	-
Materials	23,979,472	23,979,472	-	-
Telecommunication Services	20,997,000	20,997,000	-	-
Utilities	6,076,000	6,076,000	-	-
Corporate Bonds	1,400,800	-	1,400,800	-
Other/Energy	10,000,000	-	-	10,000,000
Money Market Funds	118,338,692	118,338,692	-	-
Total Investments in Securities:	$ 2,107,608,042	$ 2,080,157,349	$ 1,400,800	$ 26,049,893
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 7,296,000
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	2,952,205
Cost of Purchases	15,801,688
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 26,049,893
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2013	$ 2,952,205

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in the Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.6%
Canada	2.8%
United Kingdom	2.0%
Curacao	1.0%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value (including securities loaned of $26,402,491) - See accompanying schedule: Unaffiliated issuers (cost $1,682,762,690)	$ 1,979,269,350
Fidelity Central Funds (cost $118,338,692)	118,338,692
Other affiliated issuers (cost $10,000,000)	10,000,000
Total Investments (cost $1,811,101,382)		$ 2,107,608,042
Cash		2
Receivable for investments sold		808,279
Receivable for fund shares sold		335,056
Dividends receivable		2,293,348
Interest receivable		5,667
Distributions receivable from Fidelity Central Funds		38,970
Other receivables		71,158
Total assets		2,111,160,522

Liabilities
Payable for investments purchased	$ 4,830,925
Payable for fund shares redeemed	786,247
Accrued management fee	735,054
Distribution and service plan fees payable	51,294
Other affiliated payables	193,033
Other payables and accrued expenses	125,412
Collateral on securities loaned, at value	27,309,625
Total liabilities		34,031,590

Net Assets		$ 2,077,128,932
Net Assets consist of:
Paid in capital		$ 1,882,042,163
Undistributed net investment income		16,656,447
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(118,078,017)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		296,508,339
Net Assets		$ 2,077,128,932

Statement of Assets and Liabilities - continued

September 30, 2013

Class O: Net Asset Value, offering price and redemption price per share ($1,622,352,524 ÷ 76,627,042 shares)	$ 21.17

Class A: Net Asset Value and redemption price per share ($153,940,478 ÷ 7,420,099 shares)	$ 20.75

Maximum offering price per share (100/94.25 of $20.75)	$ 22.02
Class T: Net Asset Value and redemption price per share ($22,902,784 ÷ 1,111,139 shares)	$ 20.61

Maximum offering price per share (100/96.50 of $20.61)	$ 21.36
Class B: Net Asset Value and offering price per share ($704,808 ÷ 34,534 shares)A	$ 20.41

Class C: Net Asset Value and offering price per share ($11,119,299 ÷ 548,189 shares)A	$ 20.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($266,008,463 ÷ 12,337,120 shares)	$ 21.56

Class Z: Net Asset Value, offering price and redemption price per share ($100,576 ÷ 4,664 shares)	$ 21.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 42,073,614
Interest		60,095
Income from Fidelity Central Funds		893,449
Total income		43,027,158

Expenses
Management fee	$ 8,387,064
Transfer agent fees	1,406,040
Distribution and service plan fees	515,358
Accounting and security lending fees	606,580
Custodian fees and expenses	46,454
Independent trustees' compensation	11,861
Appreciation in deferred trustee compensation account	632
Registration fees	111,420
Audit	71,275
Legal	8,446
Interest	682
Miscellaneous	18,067
Total expenses before reductions	11,183,879
Expense reductions	(261,270)	10,922,609
Net investment income (loss)		32,104,549
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	249,941,754
Foreign currency transactions	(104,482)
Total net realized gain (loss)		249,837,272
Change in net unrealized appreciation (depreciation) on: Investment securities	128,813,069
Assets and liabilities in foreign currencies	11,313
Total change in net unrealized appreciation (depreciation)		128,824,382
Net gain (loss)		378,661,654
Net increase (decrease) in net assets resulting from operations		$ 410,766,203

Statement of Changes in Net Assets

	Year ended September 30, 2013	Year ended September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,104,549	$ 26,491,637
Net realized gain (loss)	249,837,272	125,558,201
Change in net unrealized appreciation (depreciation)	128,824,382	351,152,681
Net increase (decrease) in net assets resulting from operations	410,766,203	503,202,519
Distributions to shareholders from net investment income	(30,079,689)	(22,240,429)
Distributions to shareholders from net realized gain	(3,173,961)	(3,331,363)
Total distributions	(33,253,650)	(25,571,792)
Share transactions - net increase (decrease)	(187,539,711)	(152,296,988)
Total increase (decrease) in net assets	189,972,842	325,333,739

Net Assets
Beginning of period	1,887,156,090	1,561,822,351
End of period (including undistributed net investment income of $16,656,447 and undistributed net investment income of $18,092,899, respectively)	$ 2,077,128,932	$ 1,887,156,090

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.53	$ 13.33	$ 13.55	$ 12.33	$ 12.06
Income from Investment Operations
Net investment income (loss) C	.32	.24	.18	.15	.13
Net realized and unrealized gain (loss)	3.64	4.19	(.20)	1.21	.29
Total from investment operations	3.96	4.43	(.02)	1.36	.42
Distributions from net investment income	(.29)	(.20)	(.15)	(.14)	(.15)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.32)	(.23)	(.20) H	(.14) G	(.15)
Net asset value, end of period	$ 21.17	$ 17.53	$ 13.33	$ 13.55	$ 12.33
Total Return A,B	23.05%	33.55%	(.32)%	11.15%	4.04%
Ratios to Average Net Assets D,F
Expenses before reductions	.51%	.51%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.51%	.51%	.51%	.51%	.51%
Expenses net of all reductions	.49%	.51%	.50%	.50%	.50%
Net investment income (loss)	1.68%	1.53%	1.20%	1.20%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,622,353	$ 1,515,727	$ 1,268,316	$ 1,458,736	$ 1,708,710
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Class A

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.18	$ 13.07	$ 13.28	$ 12.09	$ 11.80
Income from Investment Operations
Net investment income (loss) D	.26	.19	.13	.10	.08
Net realized and unrealized gain (loss)	3.58	4.10	(.20)	1.19	.30
Total from investment operations	3.84	4.29	(.07)	1.29	.38
Distributions from net investment income	(.24)	(.15)	(.10)	(.09)	(.09)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.27)	(.18)	(.14)	(.10)	(.09)
Net asset value, end of period	$ 20.75	$ 17.18	$ 13.07	$ 13.28	$ 12.09
Total Return A,B,C	22.73%	33.06%	(.62)%	10.70%	3.59%
Ratios to Average Net Assets E,G
Expenses before reductions	.82%	.84%	.86%	.88%	.95%
Expenses net of fee waivers, if any	.82%	.84%	.86%	.88%	.95%
Expenses net of all reductions	.81%	.84%	.85%	.87%	.93%
Net investment income (loss)	1.37%	1.20%	.85%	.82%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 153,940	$ 127,100	$ 98,808	$ 110,672	$ 129,758
Portfolio turnover rate F	55%	40%	76%	102%	162%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.08	$ 12.99	$ 13.21	$ 12.04	$ 11.69
Income from Investment Operations
Net investment income (loss) C	.17	.12	.06	.05	.05
Net realized and unrealized gain (loss)	3.56	4.08	(.19)	1.18	.32
Total from investment operations	3.73	4.20	(.13)	1.23	.37
Distributions from net investment income	(.17)	(.08)	(.05)	(.05)	(.02)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.20)	(.11)	(.09)	(.06)	(.02)
Net asset value, end of period	$ 20.61	$ 17.08	$ 12.99	$ 13.21	$ 12.04
Total Return A,B	22.11%	32.46%	(1.05)%	10.25%	3.25%
Ratios to Average Net Assets D,F
Expenses before reductions	1.28%	1.29%	1.29%	1.30%	1.33%
Expenses net of fee waivers, if any	1.28%	1.29%	1.29%	1.30%	1.33%
Expenses net of all reductions	1.27%	1.28%	1.28%	1.29%	1.32%
Net investment income (loss)	.91%	.76%	.42%	.40%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,903	$ 14,874	$ 11,251	$ 12,051	$ 11,378
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.87	$ 12.82	$ 13.04	$ 11.90	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.08	.04	(.01)	(.01)	- G
Net realized and unrealized gain (loss)	3.53	4.04	(.19)	1.17	.31
Total from investment operations	3.61	4.08	(.20)	1.16	.31
Distributions from net investment income	(.04)	- G	-	(.01)	-
Distributions from net realized gain	(.03)	(.03)	(.02)	(.01)	-
Total distributions	(.07)	(.03)	(.02)	(.02)	-
Net asset value, end of period	$ 20.41	$ 16.87	$ 12.82	$ 13.04	$ 11.90
Total Return A,B	21.52%	31.87%	(1.57)%	9.72%	2.67%
Ratios to Average Net Assets D,F
Expenses before reductions	1.77%	1.78%	1.78%	1.80%	1.83%
Expenses net of fee waivers, if any	1.77%	1.78%	1.78%	1.80%	1.83%
Expenses net of all reductions	1.75%	1.77%	1.77%	1.79%	1.81%
Net investment income (loss)	.42%	.27%	(.07)%	(.10)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 705	$ 826	$ 776	$ 1,060	$ 1,072
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.83	$ 12.81	$ 13.04	$ 11.90	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.08	.04	(.01)	(.01)	- G
Net realized and unrealized gain (loss)	3.51	4.04	(.19)	1.16	.31
Total from investment operations	3.59	4.08	(.20)	1.15	.31
Distributions from net investment income	(.11)	(.03)	-	(.01)	-
Distributions from net realized gain	(.03)	(.03)	(.03)	(.01)	-
Total distributions	(.14)	(.06)	(.03)	(.01) H	-
Net asset value, end of period	$ 20.28	$ 16.83	$ 12.81	$ 13.04	$ 11.90
Total Return A,B	21.52%	31.89%	(1.58)%	9.69%	2.67%
Ratios to Average Net Assets D,F
Expenses before reductions	1.77%	1.77%	1.78%	1.79%	1.82%
Expenses net of fee waivers, if any	1.77%	1.77%	1.78%	1.79%	1.82%
Expenses net of all reductions	1.75%	1.77%	1.77%	1.79%	1.81%
Net investment income (loss)	.42%	.27%	(.07)%	(.09)%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,119	$ 4,775	$ 3,030	$ 2,853	$ 2,501
Portfolio turnover rate E	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.84	$ 13.58	$ 13.82	$ 12.57	$ 12.15
Income from Investment Operations
Net investment income (loss) B	.29	.21	.15	.11	.10
Net realized and unrealized gain (loss)	3.72	4.26	(.20)	1.24	.34
Total from investment operations	4.01	4.47	(.05)	1.35	.44
Distributions from net investment income	(.26)	(.18)	(.15)	(.10)	(.02)
Distributions from net realized gain	(.03)	(.03)	(.04)	(.01)	-
Total distributions	(.29)	(.21)	(.19)	(.10) F	(.02)
Net asset value, end of period	$ 21.56	$ 17.84	$ 13.58	$ 13.82	$ 12.57
Total Return A	22.82%	33.17%	(.50)%	10.81%	3.75%
Ratios to Average Net Assets C,E
Expenses before reductions	.71%	.75%	.74%	.78%	.79%
Expenses net of fee waivers, if any	.71%	.75%	.74%	.78%	.79%
Expenses net of all reductions	.70%	.75%	.73%	.77%	.77%
Net investment income (loss)	1.48%	1.29%	.97%	.92%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 266,008	$ 223,854	$ 179,641	$ 34,740	$ 1,344
Portfolio turnover rate D	55%	40%	76%	102%	162%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended September 30,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 21.44
Income from Investment Operations
Net investment income (loss) D	.04
Net realized and unrealized gain (loss)	.08
Total from investment operations	.12
Net asset value, end of period	$ 21.56
Total Return B, C	.56%
Ratios to Average Net Assets E, H
Expenses before reductions	.52% A
Expenses net of fee waivers, if any	.52% A
Expenses net of all reductions	.50% A
Net investment income (loss)	1.36% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 101
Portfolio turnover rate F	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class C, Institutional Class and Class Z, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. Restricted equity securities and private placements for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 09/30/2013	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Common Stock	$ 15,523,400	Discounted cash flow	Discount rate	20.0%	Decrease
		Market comparable	Transaction price	$ 100.00	Increase
			EV/EBITDA multiple	9.0	Increase
Other/Energy	$ 10,000,000	Market comparable	Transaction price	$ 1.00	Increase
Convertible Preferred Stock	$ 526,493	Market comparable	Transaction price	$ 8.08	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 350,906,720
Gross unrealized depreciation	(70,566,506)
Net unrealized appreciation (depreciation) on securities and other investments	$ 280,340,214

Tax Cost	$ 1,827,267,828

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 17,258,777
Capital loss carryforward	$ (101,911,571)
Net unrealized appreciation (depreciation)	$ 280,341,893

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (77,909,154)
2018	(24,002,417)
Total capital loss carryforward	$ (101,911,571)

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 33,253,650	$ 25,571,792

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,055,608,634 and $1,244,084,112, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 345,863	$ 27,926
Class T	.25%	.25%	89,456	413
Class B	.75%	.25%	7,546	5,716
Class C	.75%	.25%	72,493	25,532
			$ 515,358	$ 59,587

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26,049
Class T	9,323
Class B*	840
Class C*	2,942
$ 39,154

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C, Institutional Class and Class Z. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC does not receive a fee for Class O Destiny Plan accounts. FIIOC receives an asset-based fee of Class Z's average net assets. In addition, FIIOC pays for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 603,909.04
Class A	138,795.10
Class T	55,692.31
Class B	2,264.30
Class C	21,729.30
Institutional Class	583,644.24
Class Z	7	.05*
	$ 1,406,040

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34,628 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 40,225,500.30%		$ 682

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,513 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $802,412, including $8,945 from securities loaned to FCM.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class O, Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class O	$ 10,908
Class A	1,019
Class T	147
Class B	5
Class C	68
Institutional Class	1,778
Total	$ 13,925

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $247,259 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $86.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013	2012
From net investment income
Class O	$ 24,897,965	$ 18,723,551
Class A	1,798,280	1,121,461
Class T	150,677	65,856
Class B	1,909	61
Class C	33,936	6,521
Institutional Class	3,196,922	2,322,979
Total	$ 30,079,689	$ 22,240,429
From net realized gain
Class O	$ 2,538,844	$ 2,701,385
Class A	222,674	218,271
Class T	26,379	24,485
Class B	1,302	1,755
Class C	9,132	7,004
Institutional Class	375,630	378,463
Total	$ 3,173,961	$ 3,331,363

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013 A	2012	2013 A	2012
Class O
Shares sold	3,171,863	5,580,617	$ 59,100,325	$ 88,605,028
Reinvestment of distributions	1,407,676	1,264,500	24,161,611	18,689,315
Shares redeemed	(14,433,839)	(15,507,291)	(275,995,779)	(246,649,704)
Net increase (decrease)	(9,854,300)	(8,662,174)	$ (192,733,843)	$ (139,355,361)
Class A
Shares sold	1,535,917	1,342,312	$ 28,726,959	$ 20,790,722
Reinvestment of distributions	115,483	87,570	1,947,628	1,272,398
Shares redeemed	(1,628,774)	(1,593,042)	(30,310,462)	(24,719,765)
Net increase (decrease)	22,626	(163,160)	$ 364,125	$ (2,656,645)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2013 A	2012	2013 A	2012
Class T
Shares sold	375,221	179,769	$ 7,178,937	$ 2,774,619
Reinvestment of distributions	9,922	5,997	166,859	86,960
Shares redeemed	(144,939)	(181,294)	(2,749,303)	(2,782,012)
Net increase (decrease)	240,204	4,472	$ 4,596,493	$ 79,567
Class B
Shares sold	6,951	6,079	$ 131,852	$ 91,129
Reinvestment of distributions	175	118	2,922	1,690
Shares redeemed	(21,543)	(17,813)	(399,867)	(278,436)
Net increase (decrease)	(14,417)	(11,616)	$ (265,093)	$ (185,617)
Class C
Shares sold	337,131	132,216	$ 6,296,211	$ 2,016,265
Reinvestment of distributions	2,446	890	40,647	12,767
Shares redeemed	(75,071)	(85,848)	(1,370,372)	(1,317,709)
Net increase (decrease)	264,506	47,258	$ 4,966,486	$ 711,323
Institutional Class
Shares sold	730,999	116,008	$ 14,299,680	$ 1,928,321
Reinvestment of distributions	203,618	178,776	3,566,304	2,695,938
Shares redeemed	(1,145,647)	(978,426)	(22,433,863)	(15,514,514)
Net increase (decrease)	(211,030)	(683,642)	$ (4,567,879)	$ (10,890,255)
Class Z
Shares sold	4,664	-	$ 100,000	$ -
Net increase (decrease)	4,664	-	$ 100,000	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 14, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Diversified Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.
Fidelity Management & Research (U.K.) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

Item 2. Code of Ethics

As of the end of the period, September 30, 2013, Fidelity Destiny Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Capital Development Fund and Fidelity Advisor Diversified Stock Fund (the "Funds"):

Services Billed by Deloitte Entities

September 30, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$53,000	$-	$6,200	$1,000
Fidelity Advisor Diversified Stock Fund	$55,000	$-	$7,200	$800

September 30, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$52,000	$-	$6,100	$700
Fidelity Advisor Diversified Stock Fund	$53,000	$-	$6,100	$600

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	September 30, 2013A	September 30, 2012A
Audit-Related Fees	$1,115,000	$615,000
Tax Fees	$-	$-
All Other Fees	$705,000	$1,130,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	September 30, 2013 A	September 30, 2012 A
Deloitte Entities	$1,945,000	$1,800,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Destiny Portfolios

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 26, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	November 26, 2013